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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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CUMMINS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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500 JACKSON STREET, BOX 3005, COLUMBUS, INDIANA 47202-3005

NOTICE OF 2017 ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

        NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of the Shareholders of Cummins Inc. will be held at our Columbus Engine Plant located at 500 Central Avenue, Columbus, Indiana, on Tuesday, May 9, 2017, at 11:00 a.m. Eastern Daylight Saving Time, for the following purposes:

  1.
  to elect the ten nominees named in the attached proxy statement as directors for the ensuing year;

  2.
  to consider an advisory vote on the compensation of our named executive officers;

  3.
  to consider an advisory vote on the frequency of future advisory votes on the compensation of our named executive officers;

  4.
  to ratify the appointment of PricewaterhouseCoopers LLP as our auditors for 2017;

  5.
  to approve our amended and restated 2012 Omnibus Incentive Plan;

  6.
  to approve amendments to our by-laws to implement proxy access;

  7.
  to consider a proposal from a shareholder regarding proxy access; and

  8.
  to transact any other business that may properly come before the meeting or any adjournment thereof.

        Only shareholders of our Common Stock of record at the close of business on March 7, 2017 are entitled to notice of and to vote at the meeting.

        If you do not expect to be present in person at the meeting, you are urged to vote your shares by telephone, via the Internet, or by completing, signing and dating the enclosed proxy card and returning it promptly in the envelope provided.

        You may revoke your proxy card at any time before the voting. Except with respect to shares attributable to accounts held in the Cummins Retirement and Savings Plans, any shareholders entitled to vote at the annual meeting who attend the meeting will be entitled to cast their votes in person.

MARK J. SIFFERLEN, Secretary

March 27, 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2017
ANNUAL SHAREHOLDER MEETING TO BE HELD ON MAY 9, 2017:
the Annual Report and Proxy Statement are available at www.proxyvote.com

PROXY STATEMENT FOR 2017 ANNUAL SHAREHOLDERS MEETING

        We are furnishing this proxy statement in connection with the solicitation by our Board of Directors of proxies to be voted at our 2017 Annual Meeting of Shareholders to be held on Tuesday, May 9, 2017, and at any adjournment thereof, which we refer to as our "Annual Meeting." This proxy statement, together with the enclosed proxy card, is first being made available to our shareholders on or about March 27, 2017.

        Holders of our Common Stock of record at the close of business on March 7, 2017 are entitled to vote at the Annual Meeting. On that date there were issued and outstanding 167,971,264 shares of Common Stock, each of which is entitled to one vote on each matter submitted to a shareholder vote at the Annual Meeting.

        Each share of Common Stock represented by a properly executed and delivered proxy card will be voted at the Annual Meeting in accordance with the instructions indicated on that proxy card, unless such proxy card has been previously revoked. If no instructions are indicated on a signed proxy card, the shares represented by such proxy card will be voted as recommended by our Board.

        A shareholder may revoke his or her proxy card at any time before the Annual Meeting by delivering to our Secretary written notice of such revocation. This notice must include the number of shares for which the proxy card had been given and the name of the shareholder of such shares as it appears on the stock certificate(s), or in book entry form on the records of our stock transfer agent and registrar, Wells Fargo Shareowner Services, evidencing ownership of such shares. In addition, except with respect to shares attributable to accounts held in the Cummins Retirement and Savings Plans (the "Cummins RSPs"), any shareholder who has executed a proxy card but is present at the Annual Meeting will be entitled to cast his or her vote in person instead of by proxy card, thereby canceling the previously executed proxy card.

        Participants in a Cummins RSP who hold shares of Common Stock in their account and provide voting instructions to the trustee with respect to such shares will have their shares voted by the trustee as instructed. Such participants will be considered named fiduciaries with respect to the shares allocated to their accounts solely for purposes of this proxy solicitation. If no voting instructions are provided, shares held in the accounts will be voted in the same manner and proportion as shares with respect to which valid voting instructions were received. Any instructions received by the trustee from participants regarding their vote shall be confidential. Cummins RSP participants may attend the Annual Meeting but cannot vote the shares in their Cummins RSP accounts in person at the Annual Meeting.

IMPORTANT: If you hold your shares in a brokerage account, you should be aware that, due to New York Stock Exchange, or NYSE, rules, if you do not affirmatively instruct your broker how to vote within 10 days prior to our Annual Meeting, your broker will not be permitted to vote your shares (i) for the election of directors; (ii) on the advisory vote on the compensation of our named executive officers; (iii) on the advisory vote on the frequency of future advisory votes on the compensation of our named executive officers; (iv) on our amended and restated 2012 Omnibus Incentive Plan; (v) on the amendments to our by-laws to implement proxy access; or (vi) on the shareholder proposal regarding proxy access. Therefore, you must affirmatively take action to vote your shares at our Annual Meeting. If you do not affirmatively vote your shares, your shares will not be voted (i) for the election of directors; (ii) on the advisory vote on the compensation of our named executive officers; (iii) on the advisory vote on the frequency of future advisory votes on the compensation of our named executive officers; (iv) on our amended and restated 2012 Omnibus Incentive Plan; (v) on the amendments to our by-laws to implement proxy access; or (vi) on the shareholder proposal regarding proxy access.

 CORPORATE GOVERNANCE

        We long have believed that good corporate governance is important in ensuring that we are managed for the long-term benefit of our shareholders. We continuously review our Board's structure, policies and practices and compare them to those suggested by various authorities in corporate governance and to the practices of other public companies. Our corporate governance principles, charters for each of our Board's Audit, Compensation, and Governance and Nominating Committees, our code of business conduct and our by-laws, along with certain other corporate governance documents, are available on our website, www.cummins.com, and are otherwise available in print to any shareholder who requests them from our Secretary.

Corporate Governance Highlights

Director Independence	• 9 of 10 director nominees are independent • 5 fully independent Board Committees: Audit; Compensation; Governance & Nominating; Finance; and Safety, Environment & Technology

Board Accountability	• All directors are elected annually • Simple majority voting standard for all uncontested director elections • Shareholder right to call special meetings

Proxy Access

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Proactive adoption in 2016 of proxy access for director nominees, subject to approval at 2017 Annual Meeting of Shareholders

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Available to a shareholder, or group of up to 20 shareholders, holding 3% of our common stock for at least 3 years

Board Leadership

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Annual assessment and determination of Board leadership structure

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Annual election of independent Lead Director whenever Chairman/CEO roles are combined or when the Chairman is not independent

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Lead Director has strong role and significant governance duties, including chair of Governance & Nominating Committee and of all Executive Sessions of independent directors

Board Evaluation and Effectiveness	• Annual Board and Committee self-assessments • Annual independent director evaluation of Chairman and CEO

Board Refreshment

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Average tenure of current directors is 9 years

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2 new directors added to Board in last 2 years; 7 new directors since 2008

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Mandatory director retirement age

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Board members represent diverse perspectives; current Board includes 2 female directors, 1 African-American director and 2 directors from Latin America

Director Engagement

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All of the directors attended 75% or more of the aggregate number of meetings of our Board and the committees on which they served during 2016

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Limits on director/CEO membership on other public company boards

Director Access

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Significant interaction with senior business leaders through regular business reviews and site visits

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Directors have ability to hire outside experts and consultants and to conduct independent investigations

Clawback and Anti-Hedging Policies

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Clawback policy permits us to recoup certain compensation payments in the event any of our financial statements are required to be materially restated resulting from the fraudulent actions of any officer

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Directors and officers prohibited from engaging in any pledging, short sales or hedging investments involving our common stock

Director/Officer Share Ownership Guidelines

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CEO required to hold shares equivalent to 5x base salary

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Members of the Cummins Leadership Team (including all of the Named Executive Officers other than the CEO) required to hold shares equivalent to 3x base salary

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All other officers required to hold shares equivalent to 1x base salary

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Directors required to hold shares equivalent to 3x his or her total annual retainer

Independence

        Nine out of our ten directors qualify as independent directors within the meaning of the rules adopted by the Securities and Exchange Commission, or SEC, and the corporate governance standards for companies listed on the NYSE. Pursuant to the requirements of the NYSE, our Board has adopted independence standards that meet or exceed the independence standards of the NYSE, including categorical standards to assist the Governance and Nominating Committee and our Board in evaluating the independence of each director. The categorical standards are included in our corporate governance principles, which are available on our website at www.cummins.com. A copy also may be obtained upon written request.

        Following a discussion and applying the standards referenced above, the Governance and Nominating Committee of our Board determined that all directors standing for election, except N. Thomas Linebarger, our Chief Executive Officer, qualified as independent. Based on the recommendation of the Committee, our full Board approved this conclusion.

Leadership Structure and Risk Oversight

        Our corporate governance principles describe in detail how our Board must conduct its oversight responsibilities in representing and protecting our company's stakeholders. As stated in the principles, our Board has the freedom to decide whom our Chairman and Chief Executive Officer should be based solely on what it believes is in the best interests of our company and its shareholders. Currently, our Board believes it is in the best interests of our company for the roles of our Chairman and Chief Executive Officer to be combined and to appoint a Lead Director from among our independent directors. Our Board believes that this leadership structure currently assists our Board in creating a unified vision for our company, streamlines accountability for our performance and facilitates our Board's efficient and effective functioning.

        Our Board evaluates its policy on whether the roles of our Chairman and Chief Executive Officer should be combined on an annual basis. In doing so, our Board considers the skills, experiences and qualifications of our then-serving directors (including any newly elected directors), the evolving needs of our company, how well our leadership structure is functioning, and the views of our shareholders.

        Based on its review of our leadership structure in 2016, our Board continues to believe that Mr. Linebarger, our Chief Executive Officer, is the person best qualified to serve as our Chairman given his history in executive positions with our company and his skills and experience in the industries in which we operate. Alexis M. Herman is our Lead Director. Ms. Herman was selected for this position because of her service on our Board since 2001, her experience as the U.S. Secretary of Labor and her other experiences in leadership positions in the private and public sectors. Ms. Herman is actively involved in setting and approving the Board's agendas and focus. She works to create a collaborative atmosphere that leverages the strengths of our diverse Board and encourages directors to actively question management when necessary and seeks to ensure that our Board is receiving the information necessary to complete its duties. Ms. Herman meets with other directors and members of senior management outside of the regularly scheduled Board meetings to seek to ensure that our Board is functioning effectively and identifying areas of potential improvement.

        Our Lead Director's responsibilities include:

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  Serving as Chairman of the Governance and Nominating Committee;

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  Conferring with the Chairman on, and approving, Board meeting agendas and meeting schedules to assure there is sufficient time for discussion of all agenda items;

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  Calling and presiding over all meetings of the Board at which the Chairman is not present, including executive sessions of independent directors and communicating feedback on executive sessions to the Chairman;

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  Leading the annual performance reviews of the Chief Executive Officer and the Board;

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  Ensuring that there is open communication between our independent directors and the Chairman and other management members;

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  Being available, when deemed appropriate by the Board, for consultation and direct communication with shareholders;

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  Reviewing, at his or her discretion, information to be sent to the Board; and

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  Conferring with the Chairman on other issues of corporate importance, as appropriate.

        Our Board and its committees are involved on an ongoing basis in the oversight of our material enterprise-related risks. Our senior management, led by our Chief Executive Officer in conjunction with other appropriate officers and our enterprise risk management team, undertakes a process that identifies, categorizes and analyzes the relative severity and likelihood of the various different types of risks to which we are or may be subject. Depending upon the type of the material identified risks, our Board, Audit Committee, Finance Committee, Compensation Committee, Governance and Nominating Committee and/or Safety, Environment and Technology Committee then receive periodic reports and information directly from our senior management members who have functional responsibility for the management of such risks. These reports identify and assess the different types of enterprise-related risks and address mitigation strategies and plans implemented or proposed for each key risk. Based on the further input of our senior management as necessary or appropriate, our Board and/or its respective appropriate committee then reviews such information, proposed mitigation strategies and plans, and monitors our progress on mitigating such risks. Our Board's and its committees' roles in the oversight process of our identified material risks have not impacted our Board's leadership structure.

Board of Directors and Committees

        Our Board held six meetings during 2016. All of the directors attended 75% or more of the aggregate number of meetings of our Board and the committees on which they served that were held during the periods in which they served. The non-employee members of our Board also met in executive session without management present as part of each regular meeting. Alexis M. Herman, our Lead Director, presided over these sessions.

        Under our corporate governance principles, our Board has established six standing committees. Certain of the principal functions performed by these committees and the members of our Board currently serving on these committees are as follows:

        Audit Committee.    The current members of our Audit Committee are R. K. Herdman (Chairman), A. M. Herman, T. J. Lynch and G. R. Nelson. All members are independent directors as defined under our independence criteria, SEC rules and NYSE listing standards, including those specifically applicable to audit committee members. The Audit Committee met nine times during 2016. Our Board has determined that Mr. Herdman and Mr. Lynch are "audit committee financial experts" for purposes of the SEC's rules. The Audit Committee reviews our accounting principles and procedures. The Audit Committee also reviews the scope, timing and fees for our annual external audit, the planning and resources for internal audit activities, and the results of audit examinations performed by our internal auditors and independent public accountants, including any recommendations to further improve our system of accounting and internal controls. It also monitors the independence and performance of our external and internal auditors.

        Compensation Committee.    The current members of our Compensation Committee are G. R. Nelson (Chairman), R. K. Herdman, A. M. Herman and T. J. Lynch. All members are independent directors as defined under our independence criteria, SEC rules and NYSE listing standards, including those specifically applicable to compensation committee members. The Compensation Committee met six times during 2016. The Compensation Committee administers and determines eligibility for, and makes awards under, our incentive plans. The Committee also reviews and evaluates our executive compensation standards and practices, including salaries, bonus distributions, deferred compensation practices and participation in stock purchase plans. It annually establishes and approves the compensation of our Chief Executive Officer following a review of his performance, including input from all of the other independent directors.

        For 2016, the Compensation Committee engaged Farient Advisors LLC, or Farient, as its independent compensation consultant to provide input and advice to the Committee. Farient was engaged to provide analysis and recommendations on compensation strategy issues; assess our peer group used for comparing performance and pay; benchmark our total compensation levels and mix (by pay component), plan design and policies; test the alignment between performance and pay; benchmark our equity levels; monitor the impact and success of any program changes; provide regular updates on changes impacting compensation and guidance on how to respond; assess any management proposals on the foregoing issues; review our compensation-related disclosures; assist with our annual compensation risk assessment; annually assess and provide advice regarding the views of proxy advisory services and major institutional shareholders on our executive compensation practices; provide analysis and advice relating to say on pay votes; and assist in setting the compensation of our Board.

        Farient provided advice and guidance to the Committee on several matters in 2016, including:

  •
  Compensation for our Chief Executive Officer; and

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  Compensation for our Named Executive Officers and other officers.

        Other than the services described above, Farient does not provide any other services to our company. Farient's role in establishing the compensation of our Named Executive Officers, to the extent material, is addressed under "Executive Compensation—Compensation Discussion and Analysis."

        Our Compensation Committee maintains a formal process to ensure the independence of any executive compensation advisor engaged by the Committee, including consideration of all factors relevant to the advisor's independence from management. The factors considered by the Committee include:

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  The provision of other services to us by the firm that employs the compensation advisor;

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  The amount of fees received from us by the firm that employs the compensation advisor as a percentage of the total revenue of the firm;

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  The policies and procedures of the firm that employs the compensation advisor that are designed to prevent conflicts of interest;

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  Any business or personal relationship of the compensation advisor with any member of our Compensation Committee;

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  Any business or personal relationship of the compensation advisor or the firm employing the advisor with any of our executive officers; and

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  Any stock in our company owned by the compensation advisor or the advisor's immediate family members.

        The Compensation Committee assessed the independence of Farient in light of the foregoing factors and concluded that Farient is an independent compensation advisor and that its work for the Committee did not raise any conflict of interest.

        The Committee also:

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  Has final authority to hire or terminate any consultant;

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  May seek additional opinions from other consultants at any time;

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  Reviews and approves annually the consultant's scope of work, both for duties provided to the Committee and for duties provided to management;

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  Approves annually the consultant's fee structure for services rendered, and the Chairman of the Committee reviews and approves actual fees incurred quarterly;

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  Reviews annually structural safeguards to assure the independence of the consultant;

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  Conducts an annual formal review of the consultant's performance; and

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  Is responsible for determining whether, and under what circumstances, the consultant participates in Committee meetings and executive sessions.

        Governance and Nominating Committee.    The current members of our Governance and Nominating Committee are A. M. Herman (Chairman), R. J. Bernhard, F. R. Chang Diaz, B. V. Di Leo, S. B. Dobbs, R. K. Herdman, T. J. Lynch, W. I. Miller and G. R. Nelson. All members are independent directors as defined under our independence criteria, SEC rules and NYSE listing standards. The Governance and Nominating Committee met five times during 2016. The Governance and Nominating Committee reviews and makes recommendations to our Board with respect to its membership, size, composition, procedures and organization. The Committee uses its network of contacts to identify potential director candidates, and it engaged a professional search firm to identify potential director candidates based on criteria selected by the Committee, interview identified candidates and conduct background checks. This Committee will also consider properly submitted shareholder recommendations of nominees for election to our Board. Shareholder recommendations, including biographical information as to the proposed candidate and a statement from the shareholder as to the qualifications and willingness of such person to serve on our Board, must be submitted in writing to our Secretary.

        Director Selection and Board Refreshment.    It is a top priority of our Board and our Governance and Nominating Committee that our directors have the skills, background and values to effectively represent the long term interest of our shareholders. Throughout the year, our Board reviews a matrix of the qualifications, skills and experience that we believe our Board needs to have and discusses whether there are any gaps that need to be filled that will improve our Board's performance. We assess potential new director candidates in light of the matrix and whether they possess qualifications, skills and experience needed by our Board. When we identify potential new director candidates, we review extensive background information compiled by our professional search firm, evaluate their references, consider their prior board experience and conduct in-person interviews.

        We also believe that new perspectives and ideas are essential for an innovative and strategic board. The average tenure of our directors is approximately nine years. Since 2008, we have added seven new directors to our Board, including the two new directors we added in 2015, Mr. Di Leo and Mr. Lynch, to address our commitment to have a sitting chief executive officer of a publicly traded company on our Board (Mr. Lynch) and more international experience (Mr. Di Leo and Mr. Lynch). In addition, the Committee routinely reviews the Board's committee assignments with a goal of rotating membership on committees every three to five years. Based on this review, the Board will be rotating the committee assignments of several directors at the May 2017 meeting. Our Board will continue to review and refresh the skills, qualifications and experiences that our Board needs to have to serve the long term interests of our shareholders.

        As required by our corporate governance principles, our Governance and Nominating Committee must recommend director nominees such that our Board is comprised of a substantial majority of independent directors and possesses a variety of experience and background, including those who have substantial experience in the business community, those who have substantial experience outside the business community (such as public, academic or scientific experience), and those who will represent our stakeholders as a whole rather than special interest groups or individual constituencies.

        Each candidate should have sufficient time available to devote to our affairs and be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of his or her responsibilities including being able to represent the best long-term interests of all of our shareholders. Each candidate also should possess substantial and significant experience that would be of particular importance to us in the performance of his or her duties as a director. The Committee does not intend to alter the manner in which it evaluates candidates, including the foregoing criteria, based on whether or not the candidate was recommended by a shareholder.

        Importance of Diversity.    One of our core values is diversity. In evaluating candidates for our Board, our Governance and Nominating Committee considers only potential directors who demonstrate the attributes of diversity as well as our other core values of integrity, corporate responsibility, global involvement, innovation and delivering superior results. As reflected in our corporate governance principles, we are committed to equal employment opportunity in assembling our Board. We believe that directors with different backgrounds and experiences makes our boardroom and our company stronger. As our Committee considers possible directors, it seeks out candidates who represent the diverse perspectives of all people. We believe our Board has been effective in assembling a highly qualified, diverse group of directors. We currently have two female directors, one African-American director and two directors from Latin America. We will continue to identify opportunities to enhance our Board diversity as we consider future candidates.

        Shareholder Nominations.    Any shareholder entitled to vote for the election of directors at a meeting may nominate a person or persons for election as directors only if written notice of such shareholder's intent to make such nominations is given, either by personal delivery or by mail, postage prepaid, to the Secretary of our company not later than 160 days in advance of the originally scheduled date of such meeting (provided, however, that if the originally scheduled date of such meeting is earlier than the anniversary of the date of the previous year's annual meeting, such written notice may be so given and received not later than the close of business on the 10th day following the date of the first public disclosure, which may include any public filing by us with the SEC, of the originally scheduled date of such meeting).

        Each notice required by our by-laws must be signed manually or by facsimile by the shareholder of record and must set forth the information required by our by-laws, including (i) the name and address, as they appear on our books, of the shareholder who intends to make the nomination and of any beneficial owner or owners on whose behalf the nomination is made; (ii) a representation that the shareholder is a holder of record of shares of our Common Stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) certain other information regarding the shareholder and its interests in our company; (iv) the name, age, business address and residential address of each nominee proposed in such notice; (v) the principal occupation or employment of each such nominee; (vi) the number of shares of our capital stock that are owned of record or beneficially by each such nominee; (vii) with respect to each nominee for election or reelection to our Board, a completed and signed questionnaire, representation and agreement described in our by-laws; (viii) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated, or intended to be nominated, by our Board; (ix) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, including all arrangements or understandings pursuant to which the nominations are being made, between or among such shareholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or any other person or persons (naming such person or persons), on the other hand; and (x) the written consent of each nominee to serve as a director if so elected.

        The deadline for written notice of a shareholder's intent to make a nomination with respect to the Annual Meeting was the close of business on November 30, 2016, which was 160 days in advance of the Annual Meeting (which is typically held on the second Tuesday of each May). We received no such qualifying nominations before this deadline with respect to the Annual Meeting.

        Executive Committee.    The members of our Executive Committee are N. T. Linebarger (Chairman), W. I. Miller and A.M. Herman. Our Executive Committee is authorized to exercise the powers of our Board in the management and direction of our business and affairs during the intervals between meetings of our Board. It also acts upon matters specifically delegated to it by the full Board of Directors. Our Executive Committee did not meet during 2016.

        Finance Committee.    The members of our Finance Committee are W. I. Miller (Chairman), R. J. Bernhard, F. R. Chang Diaz, B. V. Di Leo and S. B. Dobbs. Our Finance Committee is authorized to review and advise our management and our Board on our financial strategy pertaining to capital structure, creditworthiness, dividend policy, share repurchase policy, and financing requirements. Our Finance Committee met three times during 2016.

        Safety, Environment and Technology Committee.    The members of our Safety, Environment and Technology Committee are R. J. Bernhard (Chairman), F. R. Chang Diaz, B. V. Di Leo, S. B. Dobbs and W. I. Miller. This Committee is authorized to assist the Board of Directors in its oversight of safety policies, review environmental and technological strategies, compliance programs and major projects and review public policy developments, strategies and positions taken by us with respect to safety, environmental and technological matters that significantly impact us or our products. It met four times in 2016.

        Communication with the Board of Directors.    Shareholders and other interested parties may communicate with our Board, including our Lead Director and other non-management directors, by sending written communication to the directors c/o our Secretary, 301 East Market Street, Indianapolis, Indiana 46204. All such communications will be reviewed by the Secretary or his designee to determine which communications are appropriate to be forwarded to the directors. All communications will be forwarded except those that are related to our products and services, are solicitations or otherwise relate to improper or irrelevant topics as determined in the sole discretion of the Secretary or his designee.

        Our Secretary maintains and provides copies of all such communications received and determined appropriate to be forwarded to the Governance and Nominating Committee in advance of each of its meetings and reports to the Committee on the number and nature of communications that were not determined appropriate to be forwarded.

        We require all of our director nominees standing for election at an annual meeting of shareholders to attend such meeting. All director nominees standing for election at our 2016 Annual Meeting of Shareholders were present in person. We currently expect all director nominees standing for election at the Annual Meeting to be present in person.

 ELECTION OF DIRECTORS
(Items 1 Through 10 on the Proxy Card)

General

        All ten of our directors are nominated for reelection at the Annual Meeting to hold office until our 2018 annual meeting of shareholders and until their successors are elected and qualified. Any submitted proxy will be voted in favor of the nominees named below to serve as directors unless the shareholder indicates to the contrary on his or her proxy. All nominees have been previously elected to our Board by our shareholders and have served continuously since the date indicated below.

Majority Vote Required for Director Elections

        To be elected, each director nominee must receive a majority of the votes cast by shareholders at the Annual Meeting. Receipt by a nominee of the majority of votes cast means that the number of shares voted "for" exceeds the number of votes "against" that nominee. Abstentions and broker non-votes are not counted as a vote either "for" or "against" a nominee.

        On October 11, 2016, our Board approved an amendment to our by-laws to further clarify that the term of any incumbent director who receives more "against" votes than "for" votes in an uncontested election will automatically terminate at the shareholder meeting at which the votes were cast. Previously, the by-laws provided that the term of an incumbent director who did not receive a majority "for" vote in an uncontested election would automatically terminate on the earlier of 90 days after the shareholder meeting or the date on which our Board selected a replacement director. Accordingly, under the amended by-laws, the term of any director nominee who receives less than a majority of the votes cast by shareholders at the Annual Meeting will automatically terminate at the Annual Meeting. The by-laws as amended continue to provide that, in the case of a contested election, directors will be elected by a plurality of the votes represented in person or by proxy and entitled to vote in the election.

        Our Board expects that each of the nominees will be able to serve as a director if elected at the Annual Meeting, but if any of them is unable to serve at the time the election occurs, proxies received that have been voted either for such nominee or for all nominees or which contain no voting instructions will be voted for the election of another nominee to be designated by our Board, unless our Board decides to reduce the number of our directors.

 NOMINEES FOR BOARD OF DIRECTORS

        The names of the nominees for directors, together with biographical sketches, including their business experience during the past five years, directorships of other public corporations and their qualifications to serve on our Board are set forth below. Our nominees are listed below, beginning with our Chairman and Chief Executive Officer and followed by our independent directors in alphabetical order.

        OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES SET FORTH BELOW.

N. THOMAS LINEBARGER—Chairman and Chief Executive Officer, Cummins Inc.

Director Since: 2009

Age: 54

Board Committees: Executive

Mr. Linebarger became the Chairman of the Board and Chief Executive Officer of our company on January 1, 2012. Mr. Linebarger was our President and Chief Operating Officer from 2008-2011 after serving as Executive Vice President and President, Power Generation Business from 2003 to 2008 and as Vice President, Chief Financial Officer from 2000 to 2003. From 1998 to 2000, he was our Vice President, Supply Chain Management, after holding various other positions with us. Mr. Linebarger received a B.S. from Stanford University and a B.A. from Claremont McKenna College in 1986 and M.S. and M.B.A. degrees from Stanford in 1993. He has been a director of Harley-Davidson, Inc. since 2008.

Summary of Qualifications and Experience:

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Automotive & Transportation Experience

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Financial Expertise

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International Experience

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Manufacturing Background

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Sales and Marketing Background

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Technology Background

Key Contributions to the Board:

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Strategic leadership with decades of experience with our global business

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Seeks to ensure directors are informed of significant issues impacting our company and receive necessary information

•

Works collaboratively with our Lead Director to set agendas for Board meetings and assess the engagement and effectiveness of our Board, its committees, and individual directors

ROBERT J. BERNHARD—Vice President for Research and Professor in the Department of Aerospace and Mechanical Engineering, University of Notre Dame

Director Since: 2008

Age: 64

Board Committees: Finance; Governance and Nominating; Safety, Environment and Technology

Mr. Bernhard joined the University of Notre Dame in 2007 and prior to that was Associate Vice President for Research at Purdue University since 2004. He also held Assistant, Associate and full Professor positions at Purdue University. He was Director of the Ray W. Herrick Laboratories at Purdue's School of Mechanical Engineering from 1994 to 2005. Mr. Bernhard is also a Professional Engineer and earned a B.S.M.E. and Ph.D., E.M. from Iowa State University in 1973 and 1982, and an M.S.M.E. from the University of Maryland in 1976. He was the Secretary General of the International Institute of Noise Control Engineering (I-INCE) from 2000 to 2015, and the Institute of Noise Control Engineering.

Summary of Qualifications and Experience:

•

Academic Leader

•

Automotive and Transportation Experience

•

Manufacturing Background

•

Technology Background

Key Contributions to the Board:

•

Chair of Safety, Environment and Technology Committee

•

Leverages technical background to offer valuable insight

•

Pushes for improvement in safety and technology planning

•

Mentors our technical leaders

DR. FRANKLIN R. CHANG DIAZ—Founder, Chairman and Chief Executive Officer of Ad Astra Rocket Company

Director Since: 2009

Age: 66

Board Committees: Finance; Governance and Nominating; Safety, Environment and Technology

Dr. Chang Diaz is Chairman and Chief Executive Officer of Ad Astra Rocket Company, a U.S. spaceflight engineering company based in Houston, Texas and dedicated to the development of advanced in-space electric propulsion technology. Ad Astra also develops space-derived Earth applications in clean renewable energy and electric transportation. Dr. Chang Diaz founded Ad Astra in 2005 following his retirement from NASA after a 25-year career during which he flew seven space missions and logged over 1,600 hours in space. In 1994, Dr. Chang Diaz founded and directed NASA's Advanced Space Propulsion Laboratory at the Johnson Space Center where he managed a multicenter research team developing new plasma rocket technology. Dr. Chang Diaz is a dual citizen of Costa Rica and the United States. As part of his involvement in Costa Rica's development, Dr. Chang Diaz currently leads the implementation of the "Strategy for the XXI Century," a plan to transform Costa Rica into a fully developed nation by the year 2050. Dr. Chang Diaz received the Liberty Medal in 1986 from President Ronald Reagan and is a four-time recipient of NASA's Distinguished Service Medal, the agency's highest honor. Dr. Chang Diaz also serves as an Adjunct Professor of Physics at Rice University and the University of Houston.

Summary of Qualifications and Experience:

•

International Experience

•

Manufacturing Background

•

Technology Background

Key Contributions to the Board:

•

Brings an expansive view of technology matters

•

Pushes our Board to think long-term in technology planning

•

Well-versed in international business issues

•

Strong engagement in the development of our Latin America business

BRUNO V. DI LEO ALLEN—Senior Vice President, Global Markets, International Business Machines Corporation

Director Since: 2015

Age: 60

Board Committees: Finance; Governance and Nominating; Safety, Environment and Technology

Mr. Di Leo has served as Senior Vice President, Global Markets, for International Business Machines Corporation, or IBM, a globally integrated technology and consulting company, since 2012. In this position, he is accountable for revenue, profit, and client satisfaction in Japan, Asia Pacific, Latin America, Greater China and the Middle East and Africa. He also oversees IBM's Enterprise and Commercial client segments globally. From 2008 to 2011, he was General Manager for IBM's Growth Markets Unit based in Shanghai. Mr. Di Leo has more than 40 years of business leadership experience in multinational environments, having lived and held executive positions on four continents.

Mr. Di Leo is a member of the international advisory board of Instituto de Estudios Superiores de la Empresa (IESE Business School) as well as a member of the Deming Center Advisory Board of Columbia Business School. He holds a business administration degree from Ricardo Palma University and a postgraduate degree from Escuela Superior de Administracion de Negocios, both in his native Peru. He is fluent in Spanish, Portuguese, English and Italian.

Summary of Qualifications and Experience:

•

International Experience

•

IT Experience

•

Sales and Marketing Background

•

Technology Background

Key Contributions to the Board:

•

Brings perspective on international business issues having lived and held executive positions on four continents

•

Offers insight regarding technology and sales and marketing issues

•

Works to ensure customer-focused approach in addressing product and service-related issues

STEPHEN B. DOBBS

Director Since: 2010

Age: 60

Board Committees: Finance; Governance and Nominating; Safety, Environment and Technology

Mr. Dobbs is a former executive of Fluor Corporation, a publicly traded professional services firm providing engineering, procurement, construction, fabrication and modularization, commissioning and maintenance, as well as project management services on a global basis. Mr. Dobbs served as Senior Group President over Fluor's Industrial and Infrastructure Group until his retirement in 2014. In that role, Mr. Dobbs was responsible for a wide diversity of the markets served by Fluor, including infrastructure, telecommunications, mining, operations and maintenance, transportation, life sciences, heavy manufacturing, advanced technology, microelectronics, commercial, institutional, health care, water, and alternative power. Mr. Dobbs served Fluor in numerous U.S. and international locations including Southern Africa, Europe, and China. He is an industry recognized expert in project finance in Europe and the United States, particularly public private partnerships and private finance initiatives. Since 2015, Mr. Dobbs has been a member of the Board of Directors of Lend Lease Corporation Limited, an international property and infrastructure group that is publicly traded in Australia.

Mr. Dobbs earned his doctorate in engineering from Texas A&M University and holds two undergraduate degrees in nuclear engineering, also from Texas A&M. Until his retirement from Fluor, he served on the World Economic Forum's Global Agenda Council on Geopolitical Risk as well as the Governor's Business Council for the State of Texas. He also served as a director of the U.S. China Business Council.

Summary of Qualifications and Experience:

•

Automotive and Transportation Experience

•

Financial Expertise

•

International Experience

•

Manufacturing Background

•

Technology Background

Key Contributions to the Board:

•

Possesses emerging market/international experience from his Fluor career

•

Adds perspective gained from leading business operations in U.S, Southern Africa, Europe and China

•

Leverages technical background to provide insight regarding technology matters

•

Experience in project finance

ROBERT K. HERDMAN—Managing Director of Kalorama Partners LLC

Director Since: 2008

Age: 68

Board Committees: Audit; Compensation; Governance and Nominating

Mr. Herdman has been Managing Director of Kalorama Partners LLC, a Washington, D.C. consulting firm specializing in providing advice regarding corporate governance, risk assessment, crisis management and related matters since 2004. He was the Chief Accountant of the SEC from October 2001 to November 2002 prior to joining Kalorama. Prior to joining the SEC, he was Ernst & Young's Vice Chairman of Professional Practice for its Assurance and Advisory Business Services (AABS) practice in the Americas and the Global Director of AABS Professional Practice for Ernst & Young International. He was the senior Ernst & Young partner responsible for the firm's relationships with the SEC, FASB and AICPA. Since 2011, he has been a member of the Board of Directors and has chaired the Audit Committee of WPX Energy, Inc. In April 2015, he retired from the Board of Directors of HSBC Finance Corporation and HSBC USA Inc. Mr. Herdman had served on the Audit Committees of both companies through April 2013. Mr. Herdman also retired from the Board of Directors of HSBC North America Holdings, Inc. in April 2015 and was past Chairman of both its Audit and Risk Committees.

Summary of Qualifications and Experience:

•

Financial Expertise

•

Government/Regulatory Affairs Background

•

International Experience

•

Manufacturing Background

Key Contributions to the Board:

•

Chair of Audit Committee

•

Provides insight concerning financial and risk management matters

•

Mentors finance leaders and helps our finance function enhance skills and talent

•

Actively engaged in our Enterprise Risk Management program

ALEXIS M. HERMAN—Chairman and Chief Executive Officer of New Ventures, LLC

Director Since: 2001

Age: 69

Board Committees: Audit; Compensation; Executive; Governance and Nominating

Ms. Herman serves as Chair and Chief Executive Officer of New Ventures LLC, a corporate consulting company, and has held these positions since 2001. She serves as Chair of Toyota Motor Corporation's North American Diversity Advisory Board and is a member of Toyota's Global Advisory Board. From 1997 to 2001, she served as U.S. Secretary of Labor. She has also served as a director of The Coca Cola Company since 2007, Entergy Corporation since 2003, and MGM Resorts International since 2002. In addition, Ms. Herman is Co-Chair for the Bush Clinton Presidential Leadership Scholars Program and the Senior Vice Chair of the National Urban League. In 2014, Ms. Herman was named to the 2014 National Association of Corporate Directors (NACD) Directorship 100 in recognition of exemplary leadership in the boardroom and promoting the highest standards of corporate governance.

Summary of Qualifications and Experience:

•

Diversity Initiatives Experience

•

International Experience

•

Government/Regulatory Affairs Background

•

Manufacturing Background

Key Contributions to the Board:

•

Lead Director and Chair of the Governance and Nominating Committee

•

Brings knowledge of the U.S. government and regulatory process

•

Offers strategic worldview due to her work with global corporations

•

Works with management on diversity and talent development initiatives

•

Creates a culture that fosters open discussion and full board participation

THOMAS J. LYNCH—Chairman of TE Connectivity Ltd.

Director Since: 2015

Age: 62

Board Committees: Audit; Compensation; Governance and Nominating

Mr. Lynch is the Executive Chairman of TE Connectivity Ltd. (formerly Tyco Electronics Ltd.), a global provider of connectivity and sensor solutions, harsh environment applications, and undersea telecommunication systems. Mr. Lynch served as the Chief Executive Officer of TE Connectivity Ltd. from January 2006 to March 2017, and has served as a member of its board of directors since 2007 and as Chairman of the Board since January 2013. From September 2004 to January 2006, Mr. Lynch was at Tyco International as the President of Tyco Engineered Products & Services, a global manufacturer of industrial valves and controls. Mr. Lynch joined Tyco from Motorola, where he served as Executive Vice President of Motorola, and President and Chief Executive Officer of Motorola's Personal Communications sector, a leading supplier of cellular handsets. Mr. Lynch has served as a director of Thermo Fisher Scientific Inc. since 2009. Mr. Lynch serves on the President's National Security Telecommunications Advisory Committee, and on the Boards of The Franklin Institute and the U.S. China Business Council (USCBC).

Summary of Qualifications and Experience:

•

CEO of Public Company from 2006 to 2017

•

Financial Expertise

•

International Experience

•

Manufacturing Background

•

Technology Background

Key Contributions to the Board:

•

Brings perspective of a sitting Chairman and former CEO of a publicly traded global company

•

Leverages business and financial background in rendering advice and insight

•

Identifies and raises strategic considerations for Board consideration

WILLIAM I. MILLER—President of The Wallace Foundation

Director Since: 1989

Age: 60

Board Committees: Executive; Finance; Governance and Nominating; Safety, Environment and Technology

Mr. Miller has served as President of the Wallace Foundation, a knowledge-focused national philanthropy with a mission of improving learning and enrichment for disadvantaged children and the vitality of the arts for everyone, since 2011. Mr. Miller was the Chairman of Irwin Management Company, a Columbus, Indiana private investment firm, from 1990 to 2011. Mr. Miller has also served as Chairman of the Board of Tipton Lakes Company, a real estate development firm, since 1985. Mr. Miller has been a director or trustee of the New Perspective Fund, Inc. and the New World Fund, Inc. since 1992 and of the EuroPacific Growth Fund, Inc. since 1999. All three of the funds are in the same mutual fund family.

Summary of Qualifications and Experience:

•

Deep Historical Knowledge of the Company

•

Financial Expertise

•

Manufacturing Background

Key Contributions to the Board:

•

Chair of Finance Committee

•

Professional experience in the banking and investment industries

•

Extensive knowledge of our company, its values and its global operations

•

Advises and oversees our cash management strategy and management of the balance sheet

GEORGIA R. NELSON—President and Chief Executive Officer of PTI Resources, LLC

Director Since: 2004

Age: 67

Board Committees: Audit; Compensation; Governance and Nominating

Ms. Nelson became President and CEO of PTI Resources, LLC, an independent consulting firm, in 2005. Prior to this role, Ms. Nelson retired in 2005 from Edison International, where she had been President of Midwest Generation EME, LLC since 1999 and General Manager of Edison Mission Energy Americas since 2002. Her business responsibilities have included management of regulated and unregulated power operations and a large energy trading subsidiary as well as the construction and operation of power generation projects worldwide. She has had extensive experience in business negotiations, environmental policy matters and human resources. She has served as a director of Ball Corporation since 2006, TransAlta Corporation since 2014 and Sims Metal Management Limited since 2014. Since 2010, she has been a director of CH2M Hill Companies Ltd., a privately-held company. She serves on the advisory committee of the Center for Executive Women at Northwestern University. In November 2012, Ms. Nelson was named to the 2012 National Association of Corporate Directors (NACD) Directorship 100 in recognition of exemplary leadership in the boardroom and promoting the highest standards of corporate governance. Ms. Nelson is an NACD Board Fellow.

Summary of Qualifications and Experience:

•

Automotive and Transportation Experience

•

Diversity Initiatives Experience

•

International Experience

•

Manufacturing Background

•

Technology Background

Key Contributions to the Board:

•

Chair of Compensation Committee

•

Provides perspective based on background in power generation and business

•

Utilizes expertise in compensation and governance matters to oversee best practices in executive compensation

•

Possesses human resources and environmental experience

•

Works outside of regular meetings to support the development of women in leadership roles

 COMPENSATION RISK ASSESSMENT

        In December 2016, our Compensation Committee conducted its annual risk assessment of our compensation policies and practices covering all employees. After a thorough review and assessment of potential risks, our Compensation Committee evaluated the levels of risk-taking that potentially could be encouraged by our compensation arrangements, taking into account the arrangements' risk-mitigation features, to determine whether they are appropriate in the context of our strategic plan and annual budget, our overall compensation arrangements, our compensation objectives and our company's overall risk profile. Risk-mitigation features identified by our Compensation Committee included the following:

  •
  Pay Mix—The three primary elements of our executive compensation program are base salary, annual bonus and long-term incentive compensation. We target the median of the market, as we define it, for our total compensation package while also placing a sufficient portion of each officer's pay at risk. This approach effectively mitigates the need for executives to take significant risks to earn average compensation but also ensures that the interests of our executives are well-aligned with those of our shareholders, driving long-term shareholder value.

  •
  Performance-based Measurement—The performance goals set forth in our annual bonus and long term incentive plans are based upon budgeted levels that are reviewed and approved by our Compensation Committee and that we believe are attainable at their targeted levels without the need to (i) take inappropriate risks; (ii) take actions that would violate our Code of Business Conduct; or (iii) make material changes to our long-term business strategy or our methods of management or operation. We set our incentive goals to require stretch performance which we believe is achievable. The performance goals under our annual bonus and long term incentive plans are set with the maximum performance goals at 120% of the respective targets. This reduces the risk of actions being taken that would increase short-term profit at the expense of long-term value creation. Similarly, payouts under our annual bonus and long term incentive plans are capped at 200% of target, helping to control further the level of risk taken in the short-term at the expense of the long-term.

  •
  Time Horizon—Our long term incentive plan awards are based on a three-year performance period, which encourages our employees to focus on sustained growth of our company over the long term, rather than taking short-term risks. Our 10-year option term also encourages our employees to focus on longer-term stock price appreciation.

  •
  Clawback Policy—Amounts paid to any officer under our annual bonus and long-term incentive compensation plans are subject to "clawback" recovery in the event of a material restatement of our financial statements resulting from the fraudulent actions of any officer.

  •
  Other Risk Mitigators—We pay incentive compensation only after our audited financial results are complete and the Compensation Committee has certified our performance results for the annual bonus plan and performance share payouts as well as the associated incentive awards. Additionally, we have stock ownership requirements for all of our officers that align the interests of our officers with the interests of our shareholders. Subject to limited exceptions, officers may not sell any shares until their individual stock ownership requirements have been satisfied. We also have policies prohibiting officers from engaging in forms of hedging or monetization transactions involving the establishment of a short position in our securities, such as zero-cost collars and forward sale contracts, and from entering into any arrangement that, directly or indirectly, involves the pledge of our securities or other use of our securities as collateral for a loan.

  •
  Exclusion of Unusual Items—In measuring our financial performance under our annual bonus plan, our Compensation Committee has discretion to exclude certain unusual items from operating performance measures that result from decisions made at the corporate level, such as acquisitions, divestitures, or joint venture formations in the initial year if we did not anticipate them at the time targets were established, pension plan contributions above required levels, and certain other unanticipated matters. We believe that allowing these exclusions lessens the risk that our executives would otherwise be encouraged to take actions or inactions with respect to such items based on the effect the actions might have on incentive compensation, rather than based on the actions' merits and impact on achieving our long-term goals and objectives.

        As a result of its review, our Compensation Committee concluded that we have a balanced pay and performance executive compensation program that does not drive excessive financial risk-taking. We believe that risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on our company.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

        Our Compensation Discussion and Analysis, or CD&A, provides detailed information about our executive compensation programs as well as the principles and processes utilized by the Compensation Committee in making executive compensation decisions. This CD&A focuses on the compensation of the following five executive officers, whom we refer to as our "Named Executive Officers" for 2016:

Named Executive Officer	Title
N. Thomas Linebarger	Chairman of the Board of Directors and Chief Executive Officer
Patrick J. Ward	Vice President—Chief Financial Officer
Richard J. Freeland	President and Chief Operating Officer
Livingston L. Satterthwaite	Vice President—President, Distribution Business
Marya M. Rose	Vice President—Chief Administrative Officer

Executive Summary

        Our long-term success depends on our ability to attract, motivate, focus and retain highly talented individuals who are committed to our vision and strategy. A key objective of our executive compensation program is to link our executives' pay to their performance and their advancement of our overall annual and long-term performance and business strategies. Other objectives include encouraging high-performing executives to remain with us over the course of their careers.

        We believe that the amount of compensation for each Named Executive Officer reflects extensive management experience, continued high performance and exceptional service to Cummins. We also believe that our compensation strategies have been effective in attracting executive talent and promoting performance and retention.

Principles of our Executive Compensation Program

        The primary focus of our executive compensation program is the principle of pay for performance, as we define it, both in program design and in specific awards. We believe that the level of compensation received by executives should be closely tied to our corporate financial and stock price performance.

        Our executive compensation program also is designed to attract, motivate, focus and retain employees with the skills required to achieve our performance goals in a competitive global business environment. Therefore, our program is designed to reflect each individual's contribution to our corporate performance, while striking an appropriate balance between short-term and long-term corporate results.

        In addition to our focus on pay for performance, we also consider the following principles when designing and implementing our executive compensation program:

  •
  Market Positioning:  On average our executives' target total direct compensation opportunity, consisting of base salary, target annual bonus and target long-term incentive value, should be at the median of the market, as we define it, and as described in the "Market Alignment of our Executive Compensation Program Elements" section;

  •
  Short-Term/Long-Term Balance:  There should be a balance between annual and long-term elements of compensation;

  •
  Pay at Risk:  The more senior an executive's position, the more his or her compensation should be "at risk," which means that it is dependent on our corporate financial and stock price performance;

  •
  Alignment with Shareholder Interests:  Equity-based compensation and stock ownership should be an important part of our executive compensation program in order to link our management's compensation with our shareholders' returns. The greater the level of responsibility of the officer, the more his or her compensation should be stock-based and the higher his or her stock ownership requirement should be;

  •
  Retention:  Our compensation program should support retention of our experienced executives and achievement of our leadership succession plans; and

  •
  Simple and Transparent:  Our executive compensation program should be transparent to our investors and employees and should be simple and easy to understand.

Link between Financial Performance and Executive Compensation

        We have a long-standing commitment to pay for performance that we implement by providing a majority of compensation through arrangements designed to hold our executive officers accountable for business results and reward them for consistently strong corporate performance and the creation of value for our shareholders. The Compensation Committee has carefully structured the key elements of our executive compensation program to support this objective. Specifically:

  •
  The performance metrics that we use in our compensation program encourage management to generate growth in income and cash flow through profitable investment, which supports both dividend payments to shareholders as well as future investments in growth and innovation;

  •
  Our annual bonus program rewards operational performance through our Return on Average Net Assets (ROANA) metric;

  •
  Our performance cash and performance share programs reward Return on Equity (ROE) performance over three years;

  •
  Rewarding our executives based on our achievement of ROANA and ROE targets encourages management to invest in profitable future growth opportunities when allocating shareholder capital; and

  •
  Our use of stock options further encourages management to generate long-term superior returns for our shareholders.

        Our Compensation Committee annually requests that Farient Advisors LLC, or Farient, evaluate the relationship between our executive compensation and our financial and shareholder return performance. As in prior years, Farient conducted quantitative analyses to test the alignment of our Chief Executive Officer's pay and corporate performance by simulating the pay for performance tests relied upon by proxy voting advisory firms and by using its own pay for performance alignment model which tests 3-year average performance-adjusted compensation relative to 3-year average Total Shareholder Return, or TSR. Our Compensation Committee considers these analyses in evaluating whether our Chief Executive Officer's compensation has corresponded with the performance delivered.

        In addition, as a further test, the following graphs show the relationship between our corporate financial and TSR performance and our executive compensation levels over the past five years as measured by our: (i) average TSR (three-year rolling average, on a dividend reinvested basis); (ii) ROANA;

(iii) ROE; and (iv) average annual total compensation for our Named Executive Officers, or Avg TC, as reported in our Summary Compensation Table:

NEO Pay Relative to Performance

Note: The "Avg TC" values in these graphs reflect the averages of the total compensation values for our Named Executive Officers as reported in the Summary Compensation Tables of our proxy statements for the respective years shown in the graphs.

        To illustrate how our executive compensation program achieves our pay at risk principle, set forth below are the percentages for each of the three elements that make up the target total direct compensation opportunity provided in 2016 to our Chief Executive Officer and our other Named Executive Officers as a group.

Target Total Direct Compensation Mix—Fiscal Year 2016

        (Consists of base salary, annual bonus award target and 2016 long-term incentive grant value)

        The targets for performance-linked components for 2016 were 86% and 77% for the CEO and Named Executive Officers, respectively.

How We Performed in 2016 and How Our Executive Compensation Aligned with Our Performance

        In 2016, we continued to face challenging economic conditions, resulting in a decrease in year over year revenue and earnings. Despite these decreases, we returned value to our shareholders through increased dividends and share repurchases. We believe that our financial performance is closely correlated with the compensation of our Named Executive Officers. The average compensation increase for our NEOs reflected in the NEO Pay Relative to Performance graphs is primarily due to stock price appreciation in 2016, resulting in higher valuation of the equity issued in our compensation programs.

        2016 Business Highlights.    Our revenues decreased by 8 percent in 2016 compared to 2015, as a result of declines in North American commercial truck production and the lowest levels of demand for high horsepower engines in industrial and power generation markets in more than a decade. International sales declined 2 percent as strong sales growth in China and India were more than offset by weak demand in Latin America, the Middle East and Africa. Cash flow from operations generated in 2016 was strong which allowed us to reinvest in our business and return cash to shareholders. Key business highlights for 2016 include:

  •
  Our total net sales were $17.5 billion, 8 percent lower than 2015;

  •
  Our EBIT was $2.00 billion, down 4 percent compared to $2.09 billion in 2015;

  •
  Net income attributable to Cummins Inc. was $ 1.39 billion, compared to $1.40 billion in 2015;

  •
  ROANA was 23 percent and ROE was 18 percent, compared to 22 percent and 17 percent in 2015, respectively;

  •
  We continued our efforts to return value to our shareholders in 2016 by increasing our dividend by 5 percent and by repurchasing 7.3 million shares of our Common Stock. In total we returned $1.5 billion or 75 percent of cash from operations to shareholders; and

  •
  The average annual TSR over the three year period ending 2016 was 1.7 percent.

Market Alignment of our Executive Compensation Program Elements

        Throughout our CD&A, each reference to the "market" and to our market positioning practices is intended to incorporate the market positioning approach outlined below.

        We review our executive compensation program on a regular basis, and generally target the median of the market in positioning each element of our compensation: base salary, target annual bonus and target long-term incentives. These elements together equate to target total direct compensation. We consider target compensation to be at the median of the market if it is within +/– 10% of the median level indicated by the benchmarking data.

        For 2016, our primary reference in aligning executives' compensation to the market was a consolidation and integration of market data from the Aon Hewitt Total Compensation Management Executive Survey and Mercer Benchmark Database Survey of companies in the manufacturing industry. Data also were referenced from our Custom Peer Group, defined below. The data we obtained from our Custom Peer Group for comparison purposes pertained to pay levels for the Chief Executive Officer position (although these data were consulted for reference only and were not blended with the survey data to determine pay positioning), pay program design, dilution, and performance. We believe this approach provides an appropriate representation of the market, as applicable to our executives, and reduces the impact of fluctuations in market data over time.

        Our Custom Peer Group is made up of the following 17 companies. The companies were selected based on industry, reputation, revenue size, investor comparisons and competition for customers and talent. Our Custom Peer Group includes both U.S. and internationally listed publicly traded major participants in the end markets we serve and includes: (i) customers with a strong presence in one or more of our major markets, (ii) competitors that compete directly or indirectly with one or more of the company's businesses, and (iii) key suppliers of related products. It also includes diversified industrial companies that compete for investor capital within the Industrial market segment. We have been consistent in how our Custom Peer Group is selected, and, as a result, the group has remained the same for the past several years.

• Borg Warner Incorporated	• Caterpillar Incorporated
• Daimler AG	• Danaher Corporation
• Deere and Company	• Donaldson Company Incorporated
• Eaton Corporation	• Emerson Electric Company
• Honeywell International Incorporated	• Illinois Tool Works
• Ingersoll-Rand PLC	• Navistar International Corporation
• Paccar Incorporated	• Parker-Hannifin Corporation
• Textron Incorporated	• Volvo AB
• W. W. Grainger, Inc.

Advisory Shareholder Vote on our Executive Compensation in 2016

        In May 2016, after the 2016 executive compensation actions described in this CD&A had taken place, we held our sixth advisory shareholder vote to approve the compensation of our Named Executive Officers at our annual shareholders' meeting. Consistent with the recommendation of our Board, our shareholders voted 95.6% in favor of our executive compensation. In response to this strong vote of shareholder approval and considering our belief that our programs support our business strategies and our objectives, we have not undertaken any material changes to our executive compensation programs for 2017.

How our Executive Compensation is Determined

        Our Compensation Committee regularly reviews all elements of our executive compensation program and makes changes it deems appropriate from time to time. Each review includes general comparisons against market data and analysis prepared by the Compensation Committee's independent executive compensation consultant, Farient, including data on market practices, analysis, and decision support in the following areas:

  •
  Executive compensation policies and practices;

  •
  Pay strategy and positioning on all elements of compensation;

  •
  Annual bonus plan design, including performance measures, performance targets and plan leverage;

  •
  Long-term incentive plan strategy and design, including the mix of elements, as well as performance measures, performance targets and plan leverage for the performance share and performance cash components;

  •
  Stock ownership guidelines;

  •
  Executive perquisites, including personal use of company aircraft;

  •
  Executive benefits and protection policies, including severance practices for officers, supplemental retirement plans, deferred compensation plans and change in control compensation protection programs; and

  •
  Assessment of the risk associated with our compensation programs.

        The Compensation Committee has the flexibility to establish performance measures and goals annually that are deemed appropriate to help achieve our business strategy and objectives. In setting the performance goals for the annual bonus, performance shares, and performance cash plan, the Compensation Committee benchmarks historical performance of the Custom Peer Group and regularly evaluates whether the goals are sufficiently demanding relative to short-term and long-term performance trends of these peers. Additionally, the Committee solicits Farient's assessment regarding the degree of difficulty associated with the incentive plan performance targets in the context of both external analyst expectations for our annual and long-term performance as well as relative peer performance expectations. Using this process, the Committee believes that the payouts associated with various levels of our performance under the incentive plans are aligned with our objective of creating long-term value for our shareholders within an appropriate external performance context.

        The Compensation Committee may also decide to include or exclude the effects of certain operating performance measures which result from decisions made at the corporate level, such as acquisitions, divestitures, or joint venture formations in the initial year, if such events were not anticipated at the time targets were initially established, pension plan contributions above required levels and certain other unanticipated matters.

Best Practices Adopted in Determining Executive Compensation

        We continually review best practices in the area of executive compensation. Our executive compensation arrangements include features considered to be best practices, such as the following:

What We Do

Performance Measurement

•

We set clear financial goals that we believe are challenging but achievable, meet or exceed competitive standards, and enhance shareholder value over time.

•

We use different performance measures in our short- and long-term incentive compensation plans to correlate with our financial performance on both an annual and longer-term basis, as well as our returns to shareholders. In addition, we believe that our performance measures correlate to shareholder value creation over the long term.

Compensation Program Design / Pay For Performance Alignment

•

Our annual bonus plan is designed to strengthen the tie between individual employee performance and corporate performance.

•

Our annual bonus plan uses a "One Cummins" structure in which all eligible employees participate. Our unified annual bonus plan reinforces the overall success of our company; encourages collaboration across our organization; and promotes "One Cummins" by encouraging our employees to collectively share in the success of our company.

•

We use multiple components under our long-term incentive compensation program (performance cash, performance shares and stock options) to address the motivational concerns associated with a singular focus on any one form of long-term incentive compensation.

•

To further encourage focus on the sustained growth of our company over the long term and to aid in retention, our performance shares, performance cash and stock option awards to our executive officers cliff vest after three years.

•

We cap payouts under our short-and long-term performance compensation plans at 200% of the target awards.

•

Perquisites do not comprise a major element in our executive compensation program.

Risk Mitigation

•

We maintain a compensation recoupment, or "clawback," policy in our corporate governance principles providing that, if any of our financial statements are required to be materially restated resulting from the fraudulent actions of any officer, our Compensation Committee may direct that we recover all or a portion of any award or any past or future compensation other than base salary from any such officer with respect to any year for which our financial results are adversely affected by such restatement.

Governance	• We monitor our pay practices to help confirm that they do not encourage excessive risk taking. • Our Compensation Committee benefits from the use of an outside, independent compensation consultant.

Other

•

We require executive officers to maintain certain stock ownership levels and prohibit them from engaging in forms of hedging or similar types of transactions with respect to our stock.

•

We prohibit officers from entering into any arrangement that, directly or indirectly, involves the pledge of our securities or other use of our securities as collateral for a loan.

•

Benefits under our change in control arrangements with our executive officers are subject to a "double trigger" rather than a "single trigger" (i.e., in addition to the change in control occurring, the executive officer's employment must be terminated by us without cause or by the executive officer with good reason in order for him or her to receive any benefits under the arrangement).

What We Don't Do

• We do not permit backdating or repricing of stock options.
• We do not have separate employment contracts with our executive officers.
• We do not guarantee salary increases, bonuses or equity grants for our executive officers and we do not provide discretionary bonuses to our Named Executive Officers.
• We will not gross-up excise taxes that may be imposed on payments to our executive officers in connection with a change in control.

Determination of Our Chief Executive Officer's Compensation

        On an annual basis, our Chief Executive Officer discusses his priorities and objectives with respect to our company's and our management team's goals with the full Board. Our independent directors formally review our Chief Executive Officer's performance annually. This review is based on our Chief Executive Officer's performance against specific objectives, which include the progress made by our company in implementing its business strategy and achieving its business objectives, both short-term and long-term. This review, which is reported in detail to the Compensation Committee, considers both quantitative and qualitative performance matters and is a key factor used by the Compensation Committee in setting our Chief Executive Officer's compensation for the coming year. Specific business objectives and goals that were part of our Chief Executive Officer's performance review for 2016 included the financial performance of our company, progress towards achieving our company's long-term strategic objectives and the development of key leadership talent.

        After receiving the reports described above from both our Chief Executive Officer and the independent directors, the Compensation Committee meets in executive session to determine the compensation of our Chief Executive Officer. In this discussion, the Compensation Committee has access to data and advice from its compensation consultant, Farient. Members of management do not make recommendations regarding the compensation of our Chief Executive Officer. The Compensation Committee Chair then presents the Compensation Committee's decisions on the compensation for our Chief Executive Officer to the Board for its information.

Role of Our Officers in Setting Compensation for Other Officers

        Members of our senior management, including our Named Executive Officers, recommend compensation to our Chief Executive Officer for officers in the areas for which they are responsible (but not with respect to their own compensation). Taking these recommendations into consideration, our Chief Executive Officer then makes recommendations to our Compensation Committee regarding each officer. Our senior management and our Chief Executive Officer base these recommendations on assessments of individual performance and potential to assume greater responsibility, as well as market survey data for similar executive positions. Our Chief Executive Officer discusses the recommendations and performance of the officers with the Compensation Committee. The Compensation Committee reviews our Chief Executive Officer's recommendations, may make modifications based on the market data and a discussion of individual and corporate performance, and then makes the final decisions regarding each officer's total targeted compensation, and its respective elements. Our officer compensation review occurs annually, at the February Compensation Committee meeting. This is the first Compensation Committee meeting after our prior year-end and provides the earliest opportunity to review and assess individual and corporate performance for the previous year. As part of its review process, the Compensation Committee has access to the advice and input of its independent compensation consultant, Farient.

Tax Considerations in Determining Officer Compensation

        Section 162(m) of the Internal Revenue Code of 1986, as amended, or Code, limits the corporate tax deduction to $1 million for compensation paid annually to any one of our Named Executive Officers (other than our Chief Financial Officer), unless the compensation meets certain requirements to qualify as performance based compensation. It is generally our intention to qualify compensation payments for tax deductibility under Section 162(m). Notwithstanding our intentions, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given that compensation intended to satisfy the requirements for deductibility under Section 162(m) will so qualify.

        The Compensation Committee reserves the right to provide compensation that does not qualify as performance based compensation under Section 162(m) to the extent it believes such compensation is necessary to continue to provide competitive arrangements intended to attract and retain, and provide appropriate incentives to, qualified officers and other key employees.

        As explained in this CD&A, we have historically targeted the base salaries of our Named Executive Officers at the median range of base salaries in the market. The Compensation Committee intends to continue this policy notwithstanding the provisions of Section 162(m). As a result of the foregoing, the portion of our Chief Executive Officer's base salary that exceeded $1 million in 2016, as well as any other compensation paid to our Named Executive Officers (other than our Chief Financial Officer) in excess of $1 million that was not performance based within the meaning of Section 162(m), will not qualify for tax deductibility under Section 162(m).

Compensation Program Elements

        Our executive compensation program consists of three principal elements: base salary, annual bonus opportunities and long-term incentive compensation opportunities. When considered together, these elements are total direct compensation. In total, all elements of our executive compensation program are designed to fulfill our basic goals of linking pay to performance and to pay competitively. All officers participate in each element of the program, but in varying degrees.

        All elements of compensation are reviewed annually for each officer, including our Named Executive Officers. Our annual review of executive compensation includes an evaluation of each officer's compensation as it compares to the median of the market for each officer's position. Our annual review also includes consideration of internal equity and the experience, tenure, potential and performance of each officer. Our Compensation Committee bases its final decisions about officers' compensation on a subjective consideration of all of these factors. As a result, the Compensation Committee believes that the 2016 total direct compensation for each of the Named Executive Officers is placed at the appropriate level relative to the competitive market median.

Base Salary

        In our annual review of base salaries for our officers, we target base salary at the median of the market for similar executive positions. Because we also subjectively consider other factors, including experience, tenure, potential, performance and internal equity, some officers' base salaries may be set above or below the median range. The Compensation Committee believes that all of the Named Executive Officers' salaries for 2016, after adjustment as described below, are placed at the appropriate level of the external market.

2016 Adjustments to Base Salary

        In determining the base salaries for the Named Executive Officers, the Compensation Committee reviewed each executive's job responsibilities, management experience, individual contributions, number of years in his or her position, and then-current salary relative to market pay levels.

        Following a comprehensive review of Mr. Linebarger's base salary relative to the calculated median market value, the Compensation Committee determined that Mr. Linebarger's base salary should be maintained at $1,375,000.

        After considering input from Mr. Linebarger and reviewing the competitive pay positioning of each Named Executive Officer relative to his or her calculated median market value, the Compensation

Committee decided to maintain 2016 base salaries at the same level as that in 2015 for each Named Executive Officer:

	2016 Base Salary Increases

Named Executive Officer	2015 Base Salary	$ Increase	% Increase	2016 Base Salary
N. Thomas Linebarger	$1,375,000	$0	0%	$1,375,000
Patrick J. Ward	$726,000	$0	0%	$726,000
Richard J. Freeland	$848,000	$0	0%	$848,000
Livingston L. Satterthwaite	$570,000	$0	0%	$570,000
Marya M. Rose	$634,000	$0	0%	$634,000

Annual Bonus

        We design annual bonus opportunities for our executives to link executive pay to our annual financial performance. Annual bonus payouts are equal to the executive's participation rate multiplied by the executive's base salary and then further multiplied by a payout factor based on our company's actual financial performance against our ROANA goal for that year. There is no discretionary element to computing annual bonuses.

        For example:

$726,000	Annual Base Salary
× 60%	Participation Rate
× 0.8	Payout Factor based on company performance versus the incentive goal

$348,480	Annual Bonus

        Each Named Executive Officer's participation rate is set as a percentage of his or her annual base salary. Participation rates are set to align with the median range of the market. Our Named Executive Officers' participation rates for 2016, expressed as a percentage of the actual 2016 earnings from their respective 2016 base salaries, were:

Named Executive Officer	2016 Participation Rate
N. Thomas Linebarger	135%
Patrick J. Ward	85%
Richard J. Freeland	95%
Livingston L. Satterthwaite	80%
Marya M. Rose	80%

        The payout factor is calculated based on a formula annually approved by the Compensation Committee. For purposes of determining the payout factor, we measure our corporate performance based on our annual ROANA. ROANA is the sole performance measure under our annual bonus program because it appropriately balances our growth, profitability and the management of our assets, all of which combine to drive our share value.

        ROANA, for compensation purposes is calculated as follows:

ROANA	=	Earnings Before Interest and Tax (EBIT) Average Net Assets

        For ROANA, the numerator is Earnings Before Interest and Tax, or EBIT, which is defined as the company's direct earnings before interest expense, provisions for income taxes and non-controlling interests in earnings of consolidated subsidiaries. The denominator is Average Net Assets, which is derived from our consolidated balance sheet and excludes debt and related financing accounts, deferred tax amounts and certain pension and post retirement liability accounts.

        Payout factors are determined using actual ROANA results compared to established performance targets. In order to establish the annual ROANA target, the Compensation Committee considered the Company's annual operating plan (AOP). Payout factors ranged from 0.1 to a maximum of 2.0, in increments of 0.1, as follows:

	ROANA Goal	Goal as % of Target(1)	Payout as % of Target(2)
>Maximum	30.89%	120%	200%
Target Range	25.02 - 26.24%	100%	100%
Threshold	15.44%	60%	10%
<Threshold	<15.44%	<60%	0%
EBIT at Target Range: $2.183 billion to $2.289 billion

(1)
Percentages for maximum and threshold goals are calculated based on AOP rather than the target range

(2)
Interpolate for performance between discrete points

        Setting the target with the appropriate level of difficulty underscores the importance of achieving or exceeding our AOP performance commitment. This approach requires increasingly difficult targets during economic upturns and realistic goals during cyclical downturns.

        In 2016, the ROANA target range was 25.02-26.24%, which was based on target EBIT of $2.183 billion to $2.289 billion. In setting this target, the Compensation Committee considered the AOP as well as economic and market conditions.

        Based on our actual performance during 2016, EBIT was $1.999 billion and ROANA was 22.62%. As measured against our ROANA goal of 25.74%, the payout factor was 0.7. The payout factor used to calculate the annual bonus for each Named Executive Officer for 2016 was 0.7.

        Based on the approved 2016 overall payout factor, the actual 2016 annual bonus awards for each Named Executive Officer were as follows:

Summary of Awards
Named Executive Officer	Annual Base Salary	X	Participation Rate	X	Overall Payout Factor	=	2016 Annual Bonus Award
N. Thomas Linebarger	$1,375,000		135%		0.7		$1,299,375
Patrick J. Ward	$726,000		85%		0.7		$431,970
Richard J. Freeland	$848,000		95%		0.7		$563,920
Livingston L. Satterthwaite	$570,000		80%		0.7		$319,200
Marya M. Rose	$634,000		80%		0.7		$355,040

Long-term Incentive Compensation and Methodology

        Our long-term incentive compensation program consists of performance cash, performance shares, and stock option awards. This blended approach of granting these three long-term incentive vehicles supports our pay for performance philosophy, provides appropriate incentives for participants to achieve financial targets, and strengthens the linkage between the economic interests of our Named Executive Officers and our shareholders.

        We balance our long-term incentive compensation equally among these three compensation elements as follows:

2016 Long-term Incentive Plan

Element	Allocation	Performance Measure	Term
Performance Cash	34% of target LTI	ROE	3-years

Performance Shares	33% of target LTI	ROE	3-years

Stock Options	33% of target LTI	Stock price appreciation	3-year cliff vesting 10-year term

        This allocation, particularly when coupled with the ten-year term of our stock option grants, strengthens the linkage between the compensation of our Named Executive Officers and our share performance over time.

        The amount of performance cash and performance shares earned by each Named Executive Officer is based on our ROE performance, because ROE (i) is a meaningful measure of financial performance relative to our shareholders' interests over the three-year performance period; (ii) provides an incentive for profitable growth; and (iii) correlates well with shareholder value. ROE is a more meaningful measure of the impact of actions under the control of management than stock price, yet links our officers' economic interests to those of our shareholders, because historical data have indicated a strong, positive correlation over time between our ROE and our stock price.

        ROE for compensation purposes is calculated as follows:

ROE	=	Average Net Income (for three-year performance period) Average Shareholders' Equity (for three-year performance period)

        The ROE for each award cycle is calculated as our average net income for the three-year performance period in the award cycle divided by our average shareholders' equity for the three-year performance period in the award cycle. Our average shareholders' equity for each award cycle is calculated based on quarter ending values during the award cycle. The numerator is profit after tax, or PAT, for the applicable period. The equity calculation is adjusted for changes to equity related to unrecognized pension and other post-employment benefit amounts and equity transactions not built into the AOP such as common stock repurchases in excess of what was included in the AOP. The Compensation Committee has the discretion to adjust the payouts downward, but not upward, once it establishes the performance measures each year.

        The overall degree of difficulty for achieving the 2014-2016 ROE target, which was based on achievement of our 2016 AOP, was discussed as part of the Compensation Committee's annual incentive compensation setting process. The Compensation Committee considered the recent historical performance of our Custom Peer Group in setting this target.

        The tables below summarize the ROE targets and performance for the 2014-2016, 2015-2017 and 2016-2018 award cycles.

	ROE Goal			Goal as % of Target	Payout as % of Target(1)

	2014-2016	2015-2017	2016-2018
≥ Maximum	23.62%	24.62%	23.71%	120%	200%
Target	19.68%	20.52%	19.76%	100%	100%
Threshold	11.81%	12.31%	11.85%	60%	10%
< Threshold	<11.81%	<12.31%	<11.85%	<60%	0%

(1)
Interpolate for performance between discrete points

Award Cycle (Performance Period)	ROE Target for 1.0 Payout	Actual ROE Achieved	Payout Factor
2014-2016	19.68%	17.41%	0.7
2015-2017	20.52%	ROE calculated at the end of the 2015-2017 performance period for payout in 2018	TBD
2016-2018	19.76%	ROE calculated at the end of the 2016-2018 performance period for payout in 2019	TBD

        For all award cycles, a 2.0 payout factor for both performance cash and performance shares requires performance equal to 120% of the target performance level. This is the maximum payout achievable. The threshold payout of 10% of the target award requires performance equal to 60% of the target performance level resulting in a 0.1 payout factor.

        2016 Target Grant Values.    Each Named Executive Officer's 2016 target grant value was set to provide an "at target" total long-term incentive compensation opportunity at the median of the market.

        The Compensation Committee uses a valuation methodology that converts the targeted value of the grants into a targeted dollar amount of performance cash and a number of performance shares and stock options using a calculation of market-based economic value. A six-month average price of our stock is used in determining the number of performance shares to be granted. We believe the six-month average is most appropriate as it eliminates any unforeseen gains or losses in value associated with a temporary stock price spike or drop. The number of stock options granted is determined using the Black-Scholes model. Under our valuation model for our stock option grants, the ratio of stock options to performance shares awarded in 2016 was approximately 5.7 to 1.

        On April 4, 2016, we granted non-qualified stock options with an exercise price per share equal to the closing price of our Common Stock on the grant date. The stock options vest and become exercisable with respect to all of the underlying shares of our Common Stock on the third anniversary of the grant date, or upon the recipient's earlier retirement, death or disability, so long as the recipient is continuously employed by us or a subsidiary until such date or event.

        The 2016 long-term incentive plan grants for our Named Executive Officers were as follows:

Named Executive Officer	2016 LTI Grant Value
N. Thomas Linebarger	$6,800,000
Patrick J. Ward	$2,000,000
Richard J. Freeland	$2,500,000
Livingston L. Satterthwaite	$1,250,000
Marya M. Rose	$1,150,000

Benefits

        Our officers, including our Named Executive Officers, participate in the full range of health, welfare and retirement benefits and are covered by the same plans as other exempt employees. We target our total benefit package to be at the median of the market.

        In addition to these benefits, our U.S. officers, including our Named Executive Officers, participate in a supplemental life insurance and deferred income program, which is designed to attract and retain key leadership talent in senior positions. This program provides additional life insurance equal to three times base salary while the officer is an active employee, and additional retirement payments, which are offset by and coordinated with payments from our regular retirement plans. The supplemental retirement provision "tops up" the pension available from our regular pension plans to provide a total benefit based on a percentage of the officer's highest average consecutive 60 month (five years) base salary and annual bonus received during the last 10 years of employment. The total replacement formula is 2% for each of the first 20 years and 1% for each of the next 10 years, with a maximum 50% total after 30 years of service. Under the terms of the program, Mr. Linebarger is eligible to receive an additional 10% benefit.

        Our U.S. officers, including our Named Executive Officers, are eligible to participate in our non-qualified deferred compensation plan. This program is designed to provide financial planning opportunities for capital accumulation on a tax-deferred basis and to meet competitive market practice.

        A majority of our employees, including our Named Executive Officers, are eligible to participate in our employee stock purchase plan. Under the employee stock purchase plan, each eligible employee may authorize the withholding of 1-15% of his or her base pay each pay period to be used to purchase shares of our Common Stock for the employee's account on the open market by a third-party administrator we have engaged for this purpose. We make a matching contribution in cash in an amount sufficient to result in the employee receiving a discount on the shares purchased of 10%.

Perquisites

        Perquisites do not comprise a major element in our executive compensation program.

        We provide support to our officers, including our Named Executive Officers, for the services of a financial counselor. The financial counselor provides estate and tax planning advice and tax return preparation. The fees for these services are detailed in the Summary Compensation Table.

        Our officers, including our Named Executive Officers, may use our aircraft for reasonable personal use, following a prescribed approval process. The Compensation Committee reviews the level of usage annually. We believe that our officers' ability to use a Company plane for limited personal use saves time and provides additional security for them, thereby benefiting our Company. The aggregate incremental cost to us of such personal use by our Named Executive Officers is detailed in the Summary Compensation Table.

        Executive physical examinations are available for all officers, including our Named Executive Officers. The Compensation Committee considers this practice to be good corporate governance and a direct benefit to our Company's shareholders.

Compensation Recoupment

        Our compensation awards are subject to our compensation recoupment, or "clawback," policy in our corporate governance principles providing that, if any of our financial statements are required to be materially restated resulting from the fraudulent actions of any officer, our Compensation Committee may direct that we recover all or a portion of any award or any past or future compensation other than base salary from any such officer with respect to any year for which our financial results are adversely affected by such restatement.

Post-Employment Compensation and Change in Control Protections

        We do not have formal severance agreements with any of our Named Executive Officers, but we have a policy of paying severance under certain circumstances to officers whose employment is terminated, and certain of our plans provide for other benefits upon certain change in control events and terminations of employment, each as described in detail under "Potential Payments Upon Termination or Change in Control." The Compensation Committee believes the change in control and termination benefits that we provide our Named Executive Officers are consistent with the Compensation Committee's overall objectives. The Compensation Committee periodically reviews and modifies these benefits to ensure that they continue to meet these objectives. The purposes of these benefits are to permit our key executives to concentrate on taking actions that are in the best interests of our shareholders without regard to whether such action may ultimately have an adverse impact on their job security and to enable them to provide objective advice on any potential change in control of our company without undue concern regarding its potential impact on their personal financial situation.

        In addition to a qualified change in control, payment under the plan requires termination without "cause" by the company or termination by the officer for "good reason" within two years of the change in control. Upon the occurrence of both triggering events, certain benefits would be provided to the affected Named Executive Officer:

For our Chief Executive Officer	For our Named Executive Officers (except our Chief Executive Officer)
• Severance equal to three years' base salary plus three annual bonus payments calculated at a 1.0 payout factor	• Severance equal to two years' base salary plus two annual bonus payments calculated at a 1.0 payout factor
• Full vesting of certain insurance and retirement benefits	• Full vesting of certain insurance and retirement benefits
• Continuation for the three-year severance period of certain other benefits.	• Continuation for the two-year severance period of certain other benefits.

        In addition to the severance provisions of our change in control compensation protection arrangements, there are provisions within our long-term compensation plans that provide payment of outstanding awards in the event of a change in control, without requiring actual or constructive termination of the officer. All stock-based awards under our long-term compensation plans provide for accelerated vesting upon a change in control only if the award holder's employment is also terminated by us without cause or by the award holder with good reason within two years after the change in control.

        Our change in control compensation protection arrangements do not provide for tax gross-ups for excise taxes imposed because of the "golden parachute" excise tax provisions of Code Sections 280G and 4999. Instead, the arrangements provide that, if excise taxes are imposed because of the golden parachute excise tax provisions of Code Sections 280G and 4999, the Named Executive Officer's change in control compensation protections will be either cut back, to a level below the level that would trigger the imposition of the excise taxes, or paid in full and subjected to the excise taxes, whichever results in the better after-tax result to the Named Executive Officer.

Confidentiality and Non-Compete Agreements

        Each of our Named Executive Officers has signed an agreement not to disclose our confidential information or to accept employment with certain competitors during, and for 12 months subsequent to, the time the officer is employed by us.

Stock Ownership Requirements

        The Compensation Committee believes that our officers should own a significant amount of our stock in order to further link their economic interests to those of our shareholders. To underscore this, we require our officers to own a number of shares of our Common Stock having a total value equal to the following multiples of their respective base salaries:

Group	Stock Ownership Requirement
Chief Executive Officer	Five times (5x) base salary
Members of the Cummins Leadership Team (including all of the Named Executive Officers other than the Chief Executive Officer)	Three times (3x) base salary
All Other Officers	One time (1x) base salary

        An officer's direct and indirect ownership of our Common Stock counts towards the officer's ownership requirements, but unexercised stock options and unearned performance shares are not counted towards officer stock ownership requirements.

        Because our stock value may vary, these ownership requirements are expressed as a set number of shares for defined bands of salary. The numbers of shares required are reviewed annually and established by the Compensation Committee based on the average market price of our stock over a three-year period.

        Officers have five years from the date of their initial appointments to meet their requirement. An officer whose salary increases to the level of a new salary band (and higher stock ownership requirement) will have three years from the date of such increase to achieve the new higher level. Subject to limited exceptions, officers may not sell any of our shares until they reach their stock ownership guideline, and then they may only sell our shares to the extent their stock ownership would not drop below their ownership requirement.

        All of our Named Executive Officers are in compliance with their stock ownership requirements or still have time to meet their ownership requirement.

        As described under "Director Compensation," we also have formal stock ownership guidelines for non-employee members of our Board. All of our non- employee directors have either satisfied this requirement or have additional time to do so.

Pledging and Hedging Policy

        Officers and directors are prohibited from engaging in forms of hedging or monetization transactions involving the establishment of a short position in our Common Stock, such as zero-cost collars and forward sale contracts. They are also prohibited from entering into any arrangement that, directly or indirectly, involves the pledge of our securities or other use of our securities as collateral for a loan.

 Compensation Committee Report

        The Compensation Committee of the Board of Directors reviewed and discussed the preceding Compensation Discussion and Analysis with management and, based on such review and discussions recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement for incorporation by reference into the company's Annual Report on Form 10-K for the year ended December 31, 2016.

Respectfully submitted,
GEORGIA R. NELSON, CHAIR ROBERT K. HERDMAN ALEXIS M. HERMAN THOMAS J. LYNCH

        A summary compensation table and supplemental tables on the following pages disclose compensation information for our Named Executive Officers during our last three completed fiscal years (or such shorter period for which the Named Executive Officer was a Named Executive Officer) and our last completed fiscal year, respectively.

2016 SUMMARY COMPENSATION TABLE AND SUPPLEMENTAL TABLES

Name and Principal Position	Year	Annual Salary	(1) Bonus	(2) Stock Awards	(3) Option Awards	(4) Non-Equity Incentive Plan Compensation	(5) Change in Pension Value and Nonqualified Deferred Compensation Earnings	(6) All Other Compensation	Total Compensation
N. T. Linebarger, Chairman and	2016	$1,375,000	$0	$2,277,822	$3,332,840	$3,106,075	$3,237,838	$90,281	$13,419,856
Chief Executive Officer	2015	$1,337,500	$0	$2,337,425	$2,174,854	$3,070,638	$3,251,780	$107,528	$12,279,725
	2014	$1,250,000	$0	$2,636,666	$2,233,767	$3,318,550	$5,267,522	$78,050	$14,784,555
P. J. Ward, Vice President and	2016	$726,000	$0	$669,601	$980,500	$883,470	$1,157,760	$27,774	$4,445,105
Chief Financial Officer	2015	$705,500	$0	$593,040	$551,765	$871,273	$1,161,468	$25,678	$3,908,724
	2014	$680,000	$0	$659,521	$558,317	$1,065,600	$2,380,601	$24,818	$5,368,857
R. J. Freeland, President and	2016	$848,000	$0	$837,492	$1,225,309	$1,137,920	$563,081	$31,214	$4,643,016
Chief Operating Officer	2015	$824,000	$0	$859,329	$799,379	$1,042,860	$767,058	$34,017	$4,326,643
	2014	$730,208	$0	$842,021	$700,066	$1,169,066	$1,576,962	$42,673	$5,060,996
L. L. Satterthwaite, Vice President and	2016	$570,000	$0	$418,255	$612,654	$677,600	$422,012	$62,984	$2,763,505
President—Distribution	2015	$565,000	$0	$429,664	$399,689	$674,800	$690,102	$19,240	$2,778,495
Business	2014	$550,000	$0	$523,362	$443,370	$666,400	$1,437,809	$47,509	$3,668,450
M. M. Rose, Vice President and	2016	$634,000	$0	$384,873	$563,642	$684,740	$931,465	$35,574	$3,234,294
Chief Administrative Officer	2015	$619,000	$0	$394,931	$367,843	$676,340	$736,787	$42,574	$2,837,475

(1)
Our annual bonuses are performance based, not discretionary, and are therefore included as Non-Equity Incentive Plan Compensation in the table above.

(2)
The Stock Awards column represents the fair value on the grant date, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, which we refer to as ASC Topic 718, for stock awards, which were made pursuant to the 2012 Omnibus Incentive Plan, based upon the probable outcome of the performance conditions, consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under ASC Topic 718. Additional information about the assumptions that we used when valuing equity awards is set forth in our Annual Reports on Form 10-K in Note 15 to the Consolidated Financial Statements for 2016. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Performance shares are earned based on our financial performance over a three-year period, and the shares earned are not restricted after the performance period. The maximum values of the 2016 awards at the grant date assuming that the highest level of performance conditions are attained, are as follows: N. T. Linebarger—$4,555,645; P. J. Ward—$1,339,202; R. J. Freeland—$1,674,985; L. L. Satterthwaite—$836,511; M.M. Rose—$769,747.

(3)
The Option Awards column represents the fair value on the grant date computed in accordance with ASC Topic 718 for option awards, which were made pursuant to the 2012 Omnibus Incentive Plan. Additional information about the assumptions that we used when valuing equity awards is set forth in our Annual Report on Form 10-K in Note 15 to the Consolidated Financial Statements for our fiscal year ended December 31, 2016. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(4)
The amounts shown in this column for 2016 consist of (i) payments made in March 2017 under the Annual Bonus Plan for 2016 performance and (ii) payments for the performance cash component of our long-term incentive compensation program, which were paid in March 2017 based on our 2014-2016 performance. The payments for each Named Executive Officer from these sources were:

	N. T. Linebarger	P. J. Ward	R. J. Freeland	L. L. Satterthwaite	M. M. Rose
Annual Bonus Plan	$1,299,375	$431,970	$563,920	$319,200	$355,040
Performance Cash	$1,806,700	$451,500	$574,000	$358,400	$329,700

TOTAL	$3,106,075	$883,470	$1,137,920	$677,600	$684,740

(5)
The aggregate changes during 2016 in the actuarial present value of each Named Executive Officer's pension plans and the above market earnings on non-qualified deferred compensation are as follows:

	N. T. Linebarger	P. J. Ward	R. J. Freeland	L. L. Satterthwaite	M. M. Rose
Cummins Pension Plan (Qualified)	$50,105	$53,886	$48,733	$42,131	$31,871
Excess Benefit Retirement Plan (Non-qualified)	$199,223	$68,312	$101,267	$53,202	$67,557
Supplemental Life Insurance and Deferred Income Plan (Non-qualified)	$2,914,474	$1,022,564	$329,317	$312,190	$768,744

Sub-total	$3,163,802	$1,144,762	$479,317	$407,523	$868,172
Above-market earnings on non-qualified deferred compensation	$74,036	$12,998	$83,764	$14,489	$63,293

TOTAL	$3,237,838	$1,157,760	$563,081	$422,012	$931,465

        "Above-market" is defined as the amount of earnings that exceeded 120% of the applicable federal long-term rate. The present value of the benefits depends in part on the interest rate used to discount the future benefits under the Plan to their present value. The amounts shown in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column and in the table immediately above reflect our Named Executive Officers' years of credited service under our pension plans.

(6)
This column consists of the following for 2016:

	N. T. Linebarger	P. J. Ward	R. J. Freeland	L. L. Satterthwaite	M. M. Rose
Financial Counseling	$11,440	$12,720	$11,440	$15,545	$11,440
Personal use of Company Aircraft	$60,970	$0	$0	$11,636	$10,472
Relocation Expenses	$0	$0	$0	$21,102	$0
Life Insurance Costs	$8,096	$5,279	$9,999	$4,926	$3,887
Company Contributions under the Retirement and Savings Plan	$9,775	$9,775	$9,775	$9,775	$9,775

TOTAL	$90,281	$27,774	$31,214	$62,984	$35,574

        Personal Use of Company Aircraft was calculated using an average indicated hourly cost of $2,327.10 which is the incremental cost incurred by the company. This cost is calculated based on the company's annual average fuel cost and other expenses derived from published industry averages.

        Relocation Expenses for Mr. Satterthwaite included a tax gross-up of $8,904.63.

        The following table complements the disclosures set forth in columns captioned Non-Equity Incentive Plan Compensation, Stock Awards and Option Awards in the Summary Compensation Table.

GRANTS OF PLAN-BASED AWARDS IN 2016

											All Other Option Awards Number of Securities Underlying Options (#)	(5)	(6)
				Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares or Units (#)
												Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	Date of Committee Action		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
N. T. Linebarger	N/A	N/A	(1)	$185,625	$1,856,250	$3,712,500
	N/A	N/A	(2)	$278,600	$2,786,000	$5,572,000
	4/4/16	2/8/16	(3)				2,320	23,200	46,400				$2,277,822
	4/4/16	2/8/16	(4)							0	131,920	$109.09	$3,332,840
P. J. Ward	N/A	N/A	(1)	$61,710	$617,100	$1,234,200
	N/A	N/A	(2)	$81,900	$819,000	$1,638,000
	4/4/16	2/8/16	(3)				682	6,820	13,640				$669,601
	4/4/16	2/8/16	(4)							0	38,810	$109.09	$980,500
R. J. Freeland	N/A	N/A	(1)	$80,560	$805,600	$1,611,200
	N/A	N/A	(2)	$102,400	$1,024,000	$2,048,000
	4/4/16	2/8/16	(3)				853	8,530	17,060				$837,492
	4/4/16	2/8/16	(4)							0	48,500	$109.09	$1,225,309
L. L. Satterthwaite	N/A	N/A	(1)	$45,600	$456,000	$912,000
	N/A	N/A	(2)	$51,200	$512,000	$1,024,000
	4/4/16	2/8/16	(3)				426	4,260	8,520				$418,255
	4/4/16	2/8/16	(4)							0	24,250	$109.09	$612,654
M. M. Rose	N/A	N/A	(1)	$50,720	$507,200	$1,014,400
	N/A	N/A	(2)	$47,100	$471,000	$942,000
	4/4/16	2/8/16	(3)				392	3,920	7,840				$384,873
	4/4/16	2/8/16	(4)							0	22,310	$109.09	$563,642

(1)
Named Executive Officers participate in the annual bonus plan, as described in the Compensation Discussion and Analysis. The payout is calculated based on a formula approved by the Compensation Committee annually. Each participant is assigned a participation rate as a percent of salary. For purposes of this plan, our performance is measured by ROANA as defined by the plan. The annual bonus is calculated as follows:

(Annual Bonus) equals (Annual Base Salary Paid for calendar year) times (participation percentage assigned to each position) times (Payout Factor)

The Payout Factor could range from zero to 2.0, in increments of 0.1.

(2)
We made target performance cash awards, expressed as dollar amounts, as part of our long-term incentive compensation program under our 2012 Omnibus Incentive Plan, in 2016. A multiple of the target award is earned based on our Return on Equity (ROE) performance during 2016-2018. The amount earned and paid under the three- year target award would range from zero to 200% of the target award amount. The target award will be earned if our ROE for 2016-2018 is equal to the targeted ROE level established for that period as described in the Compensation Discussion and Analysis. The Threshold Payment (10% of the target award) will be earned if our ROE is 60% of the targeted ROE for the period. The maximum payment (200% of the target award) will be earned if our ROE is 20% above the targeted ROE for the period. To the extent earned, the payments will be made in March 2019.

(3)
We made target awards of performance shares under our 2012 Omnibus Incentive Plan in 2016. The awards are expressed as a target number of shares of our Common Stock. Shares are earned based on our ROE performance during 2016-2018, based on the same measures as established for the target performance cash awards. The number of shares earned can range from zero to 200% of the target award number of shares. The target award number of shares will be earned if our ROE for 2016-2018 is equal to the targeted ROE established for the period as described in the Compensation Discussion and Analysis. Dividends are payable only at the conclusion of the performance period on the shares that become earned.

(4)
We awarded stock options under our 2012 Omnibus Incentive Plan. The options were granted on April 4, 2016 at a grant price of $109.09, which was equal to the unadjusted closing market price of our Common Stock on the grant date. The options are not exercisable until April 4, 2019 (or upon the recipient's earlier retirement, death or disability) so long as the recipient is continuously employed by us or a subsidiary until such date, vest on the same schedule and expire on the earliest of April 4, 2026, five years after retirement or disability, or one year after death.

(5)
The grant price of the stock options is equal to the unadjusted closing price of our Common Stock on the April 4, 2016 grant date of $109.09.

(6)
The April 4, 2016 grant date fair value for performance shares, based upon probable outcome of the performance conditions to which they are subject, is $98.182/share, which is consistent with the estimate of aggregate compensation costs to be recognized over the service period determined as of the grant date under ASC Topic 718 (excluding the effect of estimated forfeitures). The April 4, 2016 grant date fair value for stock option awards was the Black-Scholes value at grant date which was $25.2641/share.

        The following two tables are intended to enhance understanding of equity compensation that has been previously awarded and remained outstanding, as of December 31, 2016, including amounts realized on equity compensation during the last year as a result of the vesting or exercise of equity awards.

OUTSTANDING EQUITY AWARDS AT 2016 YEAR-END

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
N.T. Linebarger	0		131,920	(1)	$109.09	4/4/2026	41,370	(4)	$5,654,038	(5)
	0		60,780	(2)	$136.82	4/2/2025
	0		44,890	(3)	$149.34	4/2/2024
	60,100	(6)	0		$111.84	4/2/2023
	37,510	(7)	0		$120.28	4/2/2022
	13,040	(8)	0		$119.77	5/2/2021
	16,360	(9)	0		$58.115	3/1/2020
	24,830	(10)	0		$19.420	3/2/2019
P.J. Ward	0		38,810	(1)	$109.09	4/4/2026	11,430	(4)	$1,562,138	(5)
	0		15,420	(2)	$136.82	4/2/2025
	0		11,220	(3)	$149.34	4/2/2024
	15,020	(6)	0		$111.84	4/2/2023
	11,030	(7)	0		$120.28	4/2/2022
	8,150	(8)	0		$119.77	5/2/2021
	5,900	(9)	0		$58.115	3/1/2020
R.J. Freeland	0		48,500	(1)	$109.09	4/4/2026	15,210	(4)	$2,078,751	(5)
	0		22,340	(2)	$136.82	4/2/2025
	0		1,960	(11)	$154.20	7/16/2024
	0		12,290	(3)	$149.34	4/2/2024
	16,450	(6)	0		$111.84	4/2/2023
	11,030	(7)	0		$120.28	4/2/2022
	8,150	(8)	0		$119.77	5/2/2021
	10,900	(9)	0		$58.115	3/1/2020
	3,650	(10)	0		$19.420	3/2/2019
L. L. Satterthwaite	0		24,250	(1)	$109.09	4/4/2026	7,600	(4)	$1,038,692	(5)
	0		11,170	(2)	$136.82	4/2/2025
	0		8,910	(3)	$149.34	4/2/2024
	11,920	(6)	0		$111.84	4/2/2023
	9,190	(7)	0		$120.28	4/2/2022
	8,150	(8)	0		$119.77	5/2/2021
	8,450	(9)	0		$58.115	3/1/2020
	12,830	(10)	0		$19.420	3/2/2019
M.M. Rose	0		22,310	(1)	$109.09	4/4/2026	6,990	(4)	$955,323	(5)
	0		10,280	(2)	$136.82	4/2/2025
	0		8,190	(3)	$149.34	4/2/2024
	10,970	(6)	0		$111.84	4/2/2023
	7,350	(7)	0		$120.28	4/2/2022
	5,220	(8)	0		$119.77	5/2/2021

(1)
These stock options were granted on April 4, 2016 and will vest and become exercisable with respect to all of the underlying shares of our Common Stock on the third anniversary of the grant date, or upon the recipient's earlier Retirement, Death, or Disability, so long as the recipient is continuously employed by us or a subsidiary until such a date or event.

(2)
These stock options were granted on April 2, 2015 and will vest and become exercisable with respect to all of the underlying shares of our Common Stock on the third anniversary of the grant date, or upon the recipient's earlier Retirement, Death, or Disability, so long as the recipient is continuously employed by us or a subsidiary until such a date or event.

(3)
These stock options were granted on April 2, 2014 and will vest and become exercisable with respect to all of the underlying shares of our Common Stock on the third anniversary of the grant date, or upon the recipient's earlier Retirement, Death, or Disability, so long as the recipient is continuously employed by us or a subsidiary until such a date or event.

(4)
Target awards of performance shares were granted in April 2015 and April 2016 to be earned in a multiple ranging from zero to two times the target awards, based on our performance during 2015-2017 and 2016-2018, respectively. The performance shares earned from the April 2015 grant will be awarded in 2018 and the performance shares earned from the April 2016 grant will be awarded in March 2019. Performance for the 2015 - 2017 period in the aggregate as well as for 2016 alone were above the threshold but below target; therefore the target amounts are shown for both the April 2015 grant and the April 2016 grant.

(5)
The price per share used to calculate the market value was $136.67, the unadjusted closing price of our Common Stock on the NYSE on December 30, 2016, the last trading day of the year.

(6)
These stock options were granted on April 2, 2013 and became exercisable with respect to all of the underlying shares of our Common Stock on the second anniversary of the grant date.

(7)
These stock options were granted on April 2, 2012 and vested and became exercisable with respect to all of the underlying shares of our Common Stock on the second anniversary of the grant date.

(8)
These stock options were granted on May 2, 2011 and vested and became exercisable with respect to all of the underlying shares of our Common Stock on the second anniversary of the grant date.

(9)
These stock options were granted on March 1, 2010 and vested and became exercisable with respect to all of the underlying shares of our Common Stock on the second anniversary of the grant date.

(10)
These stock options were granted on March 2, 2009 and vested and became exercisable with respect to all of the underlying shares of our Common Stock on the second anniversary of the grant date.

(11)
These stock options were granted on July 16, 2014 and will vest and become exercisable with respect to all of the underlying shares of our Common Stock on the third anniversary of the grant date, or upon the recipient's earlier Retirement, Death, or Disability, so long as the recipient is continuously employed by us or a subsidiary until such a date or event.

        The outstanding awards of performance shares as of December 31, 2016 for the 2015-2017 and the 2016-2018 awards cycles, shown at target, were as follows:

Name	Grant Year	Number of Units of Performance Shares
N. T. Linebarger	2016	23,200
	2015	18,170
P. J. Ward	2016	6,820
	2015	4,610
R. J. Freeland	2016	8,530
	2015	6,680
L. L. Satterthwaite	2016	4,260
	2015	3,340
M. M. Rose	2016	3,920
	2015	3,070

OPTION EXERCISES AND STOCK VESTED IN 2016

	(1)	(2)	(3)	(4)
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
N. T. Linebarger	0	$0	17,717	$1,776,306
P. J. Ward	0	$0	4,431	$444,252
R. J. Freeland	0	$0	4,851	$486,361
L. L. Satterthwaite	0	$0	3,514	$352,314
M. M. Rose	5,450	$429,869	3,234	$324,241

(1)
Represents the gross number of shares acquired upon exercise of vested options without taking into account any shares that may be withheld to cover option exercise price or applicable tax obligations.

(2)
Represents the value of exercised options calculated by multiplying (i) the number of shares of our Common Stock to which the exercise of the option related, by (ii) the difference between the per-share closing price of our Common Stock on the NYSE on the date of exercise and the exercise price of the options.

(3)
Target awards of performance shares were granted in April 2013 to be earned in a multiple ranging from zero to two times the target award, based on our performance during 2013-2015. These performance shares were earned and became vested on March 1, 2016.

(4)
The values realized on vesting for the performance shares were calculated using the unadjusted closing price of our Common Stock on March 1, 2016 ($100.26).

 PENSION BENEFITS FOR 2016

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
N. T. Linebarger	Cummins Pension Plan (Qualified)	23	$552,273	$0
	Excess Benefit Retirement Plan (Non-qualified)	23	$1,605,976	$0
	Supplemental Life Insurance and Deferred Income Plan (Non-qualified)	23	$21,121,786	$0
P. J. Ward	Cummins Pension Plan (Qualified)	29	$573,894	$0
	Excess Benefit Retirement Plan (Non-qualified)	29	$498,214	$0
	Supplemental Life Insurance and Deferred Income Plan (Non-qualified)	29	$9,255,213	$0
R. J. Freeland	Cummins Pension Plan (Qualified)	38	$815,335	$0
	Excess Benefit Retirement Plan (Non-qualified)	38	$944,665	$0
	Supplemental Life Insurance and Deferred Income Plan (Non-qualified)	38	$9,288,194	$0
L. L. Satterthwaite	Cummins Pension Plan (Qualified)	28	$629,522	$0
	Excess Benefit Retirement Plan (Non-qualified)	28	$414,349	$0
	Supplemental Life Insurance and Deferred Income Plan (Non-qualified)	28	$6,343,207	$0
M. M. Rose	Cummins Pension Plan (Qualified)	19	$376,634	$0
	Excess Benefit Retirement Plan (Non-qualified)	19	$530,992	$0
	Supplemental Life Insurance and Deferred Income Plan (Non-qualified)	19	$5,033,778	$0

        The Cummins Pension Plan is a cash balance pension plan. Participants receive pay credits equal to 6% of total monthly pay, defined as base salary and annual bonus payments. Individual accounts are maintained for each participant. The accounts receive interest credits equal to 30-year Treasury bond rate plus 1%. Participants are 100% vested in the Cummins Pension Plan benefit upon attaining three years of service.

        The Excess Benefit Retirement Plan provides non-qualified pension benefits in excess of limitations imposed by the Code on the benefits provided by the Cummins Pension Plan formula. It preserves the total benefit payable under the Cummins Pension Plan formula.

        The Supplemental Life Insurance and Deferred Income Plan provides a Supplemental Executive Retirement Plan ("SERP") Life Annuity benefit to our officers who participate in the Cummins Pension Plan.

        The SERP benefit is based on a percentage of the highest 60 consecutive months of total compensation during the final 120 months of the participant's career. Total Compensation for calculation of five year average pay is defined as base salary and annual bonus payments.

        The percentage is calculated as 2% of the participant's five year average pay for each of the first 20 years of service plus 1% of the participant's five year average pay for each of the next 10 years of service. The maximum is a 50% benefit after 30 years of service, except that an officer who is among our two highest paid Named Executive Officers at the time of retirement will receive an annual benefit equal to an additional 10%. In December 2011, the Compensation Committee discontinued this additional benefit for all future participants in the plan but maintained it for the two then-highest paid Named Executive Officers, one of whom was Mr. Linebarger.

        The retirement benefit calculated by this formula is offset by the highest combined annuity available from the Cummins Pension Plan and the Excess Benefit Retirement Plan, thus topping up the benefits available from those plans to total the target retirement benefit.

        Officers whose service and age total 80 (minimum age 55 and 20 years of service), or who were participants in the plan prior to 2006 and have at least 30 years of service, regardless of age, would qualify for immediate unreduced commencement of life annuity benefits. [Therefore, Mr. Freeland and Mr. Satterthwaite qualified, as of December 31, 2016, for immediate commencement of unreduced benefits.]

        Otherwise, after retirement or termination of employment, unreduced benefits may be commenced at age 60. Retired or terminated vested employees who do not qualify for unreduced benefits under the age and service conditions described in the previous paragraph may commence benefits as early as age 55, but the life annuity benefit would be reduced by .333% for each month the participant's age at commencement preceded 60.

        Vesting for the SERP benefit is 25% after five years of service, increasing in 15% annual increments, with 100% vesting after 10 years of service. The life annuity benefit is a 15-year certain payment, with a 50% benefit for surviving spouse or domestic partner.

        The SERP benefit accrued for service prior to 2005 may be elected as a lump sum payment. Benefits accrued after 2005 are subject to the provisions of Internal Revenue Code Section 409A, which preclude election of a lump sum distribution of such benefits at the time permitted for benefits accrued for service prior to 2005.

        The actuarial table used to calculate a lump sum payment under the SERP is the same as that used to make such calculations under the qualified Cummins Pension Plan, and the interest rate used is the rate used by the Pension Benefit Guaranty Corporation.

Accelerated SERP Formula for Executives Hired Mid-Career

        For some officers who joined our company mid-career, the SERP benefit is calculated at an accelerated rate, requiring one-half the service necessary for other participants.

        The accelerated formula provides a target benefit based on 4% for the first 10 years and 2% for the next five years of service, with a maximum of 50% of Five Year Average Pay after fifteen years of service. Eligibility for immediate commencement of unreduced benefits is achieved when age and service total 70 (minimum age 58 and 10 years of service). Otherwise, for participants who are no longer our employees, unreduced benefits may commence at age 60 or as early as age 55, but reduced .333% for each month age at commencement precedes age 60.

Non-Qualified Deferred Compensation Plan

        Our Deferred Compensation Plan permits deferral of up to 100% of base salary, annual bonus, and/or performance cash awards under our long-term incentive compensation program.

        Prior to the 2016 plan year, accounts were credited with earnings based on each participant's selection among three alternatives: Standard & Poor's 500 Index, Barclays Capital US Government / Credit Bond Index, or 10-Year Treasury Bill + 2%. Effective with the 2016 plan year, account crediting options within our Deferred Compensation Plan were changed to options that are substantially similar to the investment choices available in our 401(k) plan, and the previous three alternatives were not open to additional investment. However, amounts previously deferred under our Deferred Compensation Plan were eligible to continue being credited with earnings based on the previous three alternatives. In addition, participants may have had a balance in another legacy investment option, 10-Year Treasury Bill +4%, which is not open to additional investment.

        The account crediting options within our Deferred Compensation Plan had the following annual returns during 2016:

Account Crediting Option	2016 Annual Return

Standard & Poor's 500 Index	9.54%

Barclays Capital US Government / Credit Bond Index	3.19%

10-Year Treasury Bill + 2%	3.81%

10-Year Treasury Bill + 4%	5.81%

Advisor Managed Portfolio—Conservative Allocation	5.86%

Advisor Managed Portfolio—Moderate Allocation	7.99%

Advisor Managed Portfolio—Moderate Growth Allocation	8.54%

Advisor Managed Portfolio—Growth Allocation	8.97%

Advisor Managed Portfolio—Aggressive Allocation	9.77%

American Funds International—Class 1	–3.84%

American Funds International—Class 2	–1.18%

Deutsche Small Cap Index VIP—Class A Shares	21.03%

Dimensional VA U.S. Large Value	18.87%

Dimensional VA U.S. Targeted Value	27.49%

Fidelity VIP Index 500—Initial Class	11.86%

Fidelity VIP Money Market—Initial Class	0.20%

Lord Abbett Series Developing Growth—Class VC	–2.60%

LVIP SSgA Bond Index—Standard Class	2.28%

LVIP SSgA International Index—Standard Class	1.00%

PIMCO VIT Total Return—Admin Shares	2.68%

T. Rowe Price Blue Chip Growth	0.78%

        Crediting options may be changed monthly. At the time of the election to defer, the participant chooses the time and the form of distribution. The participant may elect to have distributions begin on a specified date or following retirement. Distributions will also commence on any other separation from service, or upon death or a change of control.

 NON-QUALIFIED DEFERRED COMPENSATION IN 2016

Name	(1) Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year ($)	(1) Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	(2) Aggregate Balance at Last Fiscal Year End ($)
N. T. Linebarger	$0	$0	$203,358	$0	$4,961,335
P. J. Ward	$87,127	$0	$47,542	$0	$1,357,444
R. J. Freeland	$521,430	$0	$214,527	$0	$5,141,065
L. L. Satterthwaite	$331,100	$0	$23,209	$0	$354,309
M. M. Rose	$0	$0	$119,008	$0	$2,168,397

(1)
Amounts included in the above table that were also reported in the "Change in Non-Qualified Deferred Compensation Earnings" column of the Summary Compensation Table as "Above-market earnings" for the Non-Qualified Deferred Compensation Plan for each Named Executive Officer are: N. T. Linebarger $74,036; P. J. Ward $12,998; R. J. Freeland $83,764; L. L. Satterthwaite $14,489; M. M. Rose $63,293. One hundred percent of the contributions made by N. T. Linebarger, P. J. Ward, L. L. Satterthwaite and M. M. Rose are reflected in the Summary Compensation Table.

(2)
Amounts included in this column that have been reported in the Summary Compensation Table since 2006 for each Named Executive Officer are: N. T. Linebarger $3,699,457; P. J. Ward $1,283,115; R. J. Freeland $2,247,249; L. L. Satterthwaite $355,076; M. M. Rose $120,308.

 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Payments upon a Change in Control without a Qualified Termination or upon a Qualified Termination following a Change in Control

        In the event of a change in control of our company or certain terminations of employment within two years after a change in control, we will provide benefits to certain executives, including our Named Executive Officers.

        Upon a change in control, outstanding equity-based awards would not automatically become immediately vested and exercisable. Instead, two events (i.e., a so-called "double trigger") are required to trigger accelerated vesting and exercisability: both a change in control and termination without "cause" by the company or termination by the officer with "good reason" within two years of the change in control.

        Upon a termination of employment without "cause" by the company or for "good reason" by the officer following a change in control, our Named Executive Officers, except our Chief Executive Officer, would be entitled to two years' salary plus two annual bonus payments calculated using a 1.0 payout factor. Our Chief Executive Officer would be entitled to three years' salary plus three annual bonus payments. We would also provide for the full vesting of certain insurance and retirement benefits. Additionally, the Named Executive Officers, other than our Chief Executive Officer, would receive a payment equal in value to two years' additional participation under our tax-qualified and nonqualified pension plans as well as two years' continued participation in other employee benefit plans, and our Chief Executive Officer would receive a payment equal in value to three years' additional participation under our tax-qualified and nonqualified pension plans as well as three years' continued participation in other employee benefits plans.

        Outstanding awards of performance cash would be paid on a pro-rated basis, calculated as the percentage of days of each respective awards cycle that had elapsed as of the date of the change in control, and assuming a 1.0 payout factor. The value of supplemental and excess retirement (non-qualified) benefits will also be paid in cash. All amounts of compensation deferred under our Deferred Compensation Plan will be paid in cash. Our change in control arrangements with our Named Executive Officers do not entitle them to gross-up payments for taxes resulting from the application of the "golden parachute" excise tax provisions of Code Sections 280G and 4999. Instead, the arrangements reflect a "best net of taxes" approach under which, if excise taxes are imposed because of the golden parachute excise tax provisions of Code Sections 280G and 4999, the Named Executive Officer's change in control compensation protections will be either cut back, to a level below the level that would trigger the imposition of the excise taxes, or paid in full and subjected to the excise taxes, whichever results in the better after-tax result to the Named Executive Officer.

        "Change in control" is generally defined as a consolidation or merger in which we are not the continuing or surviving corporation or in which our shares are converted; a sale, lease, exchange or transfer of substantially all of our assets; approval by our shareholders of a plan or proposal to liquidate or dissolve our company; the acquisition by a person of 25% or more of our voting power; or a majority change in the composition of our Board in a two-year period under specified circumstances where the nomination or election of the new directors is not approved by a supermajority of the directors prior to the change.

        Termination for "cause" means a termination of the officer's employment by us due to the officer's willful and continued failure to perform his or her duties with us (after notice and an opportunity to cure), other than due to incapacity due to illness, or due to the officer's conviction of a felony.

        Termination for "good reason" generally means a termination by the officer within 90 days following specified adverse changes in the officer's employment circumstances such as the assignment of duties not consistent with the officer's position, certain relocations of the officer's location of employment or reductions in compensation.

        The payments to each of our Named Executive Officers, assuming that all triggering events occurred on December 31, 2016, are estimated in the table below. Amounts actually received, should any of the triggering events occur, may vary.

Payments		N. T. Linebarger	P. J. Ward	R. J. Freeland	L. L. Satterthwaite	M. M. Rose
Severance	(1)	$9,693,750	$2,686,200	$3,307,200	$2,052,000	$2,282,400
Unvested Stock Option Spread	(2)	$3,638,354	$1,070,380	$1,337,630	$668,815	$615,310
Unvested Restricted Stock	(3)	$0	$0	$0	$0	$0
LTI Plan Payment	(4)	$16,347,733	$4,368,654	$5,754,470	$3,079,004	$2,831,635
Retirement Benefit Payment	(5)	$5,153,155	$589,613	$603,739	$363,240	$657,507
Welfare Benefit Values	(6)	$31,227	$20,818	$20,818	$20,818	$20,818
Financial Advisory and 401(k) Benefit		$62,925	$41,950	$41,950	$41,950	$41,950
Reduction due to Best Net of Taxes Provision	(7)	$0	$0	$(992,929)	$0	$0

Aggregate Payments		$34,927,144	$8,777,614	$10,072,878	$6,225,827	$6,449,619

(1)
Severance payment equal to three times annual base salary at the time of the termination, plus three annual bonus payments at a 1.0 payout factor for Mr. Linebarger as Chief Executive Officer. For the other Named Executive Officers, two times the Named Executive Officer's annual base salary at the time of the termination, plus two annual bonus payments at a 1.0 payout factor.

(2)
Total value of unvested stock options that would become vested upon a change in control, assuming a share price of $136.67 and a change in control date of December 31, 2016.

(3)
Total value of unvested restricted stock that would become vested upon a change in control, assuming a share price of $136.67 and a change in control date of December 31, 2016.

(4)
Pro-rated payouts of outstanding performance cash target awards for the 2015-2017 and 2016-2018 awards cycle, all of the performance cash target awards for the 2014-2016 awards cycle, and all of the performance share target awards for the 2014-2016, 2015-2017 and 2016-2018 awards cycle, all at target level, assuming a $136.67 share price for the performance shares.

(5)
Incremental actuarial value attributable to retirement for three years of additional service for Mr. Linebarger or two years for the other Named Executive Officers.

(6)
Estimated value associated with the continuation of life insurance, medical, dental, and disability benefits for three years for Mr. Linebarger or two years for the other Named Executive Officers following termination.

(7)
The calculation of the Reduction due to Best Net of Taxes Provision is based upon a Code Section 280G excise tax rate of 20% and the highest marginal income tax rates for 2016. Furthermore, it was assumed that no value will be attributed to reasonable compensation. At the time of any change in control, a value may be so attributed, which would affect whether a reduction would be triggered and the amount of any such reduction.

Potential Payments upon Termination of Employment Other than Following a Change in Control

        The following tables summarize the estimated payments to be made to Named Executive Officers under provisions of plans or established practice in the event of termination of employment including resignation, involuntary termination, involuntary termination for cause, retirement, death and disability other than following a change in control.

        Termination for cause includes, but is not limited to: violation of our Treatment of Others Policy, violation of the Code of Business Conduct, theft or other acts of dishonesty, willful destruction of our property, refusal to obey a supervisor's reasonable instructions, conduct endangering the safety of employees or co-workers, falsification of our documents, or violation of our other rules or policies.

        We only report amounts where vesting requirements are waived and/or time of payment is accelerated, or benefits that are not generally available to our other exempt employees. Also, information is not repeated that is disclosed previously under the Pension Benefits Table, the Deferred Compensation Table, or the Outstanding Equity Awards Table, except to the extent that the amounts payable to the Named Executive Officer would be enhanced by the termination event described.

        The amounts shown assume the terminating event occurred on the last business day of 2016, and that the price per share of our Common Stock is the closing price as of that date, $136.67.

Severance

        We do not have formal severance agreements with any of our Named Executive Officers. However, the Committee has established a policy that any of our Named Executive Officers, if terminated by us other than for cause, will generally be entitled to receive up to 12 months' base salary as severance, paid as salary continuation, and a pro-rated portion of his or her annual bonus for the portion of the year prior to termination, payable at the normal time and using the same payout factors as for all other participants. All of these elements would require a signed release of claims agreement.

Accelerated Vesting of Long-Term Grants

        As described elsewhere in this proxy statement, currently we provide annual target award grants of performance cash, performance shares and stock options. The grants are based on a three-year performance period.

  •
  Performance Cash:

        If a participant's employment with us terminates during the first year of an awards cycle, other than by reason of retirement, death or disability, the participant will not receive any payout for that awards cycle. If a participant's employment terminates during the second year of an awards cycle other than by reason of retirement, death or disability, the Compensation Committee, in its discretion, may determine whether the participant will receive a proportionate payout of any payment with respect to the awards cycle based on the period of employment during the cycle.

        If a participant retires, dies or becomes disabled during an awards cycle, the participant or such participant's estate, as the case may be, will receive a proportionate share of any payment with respect to the awards cycle based on the period of employment during the cycle, regardless of the length of time of such employment. In the case of retirement the proportionate share of the payment will be based on the actual payout factor. In the case of death or disability, the payment depends on when the death or disability occurs. If the death or disability occurs in year one of the performance period, the payout is based on an assumed payout factor of 1.0. If the death or disability occurs in year two, the payout factor is based on the actual year one performance and an assumed payout factor of 1.0 for years two and three. If death or disability occurs in year three, the payout factor is made on the normal payout cycle according to the actual payout factor.

  2014-2016 Awards Cycle Grants

        Since the entire 2014-2016 awards cycle was completed as of the assumed December 31, 2016 date of the termination, all participants would have been entitled to the payment at the normal time in March 2017. Since there would be no special acceleration, the amounts of these payments are not shown on the tables.

  2015-2017 Awards Cycle Grants

        Since the termination event is assumed to occur on December 31, 2016, which was the end of the second year of the 2015-2017 awards cycle, the Committee has the discretion to award two-thirds of the target award for the 2015-2017 awards cycle. For purposes of this table, two-thirds of the target awards for the 2015-2017 awards cycle, assuming a payout factor of 1.0, is shown as payable under retirement, death, and disability.

  2016-2018 Awards Cycle Grants

        Since the termination event is assumed to occur on December 31, 2016, which was the end of the first year of the 2016-2018 awards cycle, the Committee has the discretion to award one-third of the target award for the 2016-2018 awards cycle. For purposes of this table, one-third of the target awards for the 2016-2018 awards cycle, assuming a payout factor of 1.0, is shown as payable under retirement, death, and disability.

  •
  Performance Shares:

        If a participant's employment with us terminates during the first year of an awards cycle, other than by reason of retirement, death or disability, the participant will not receive any performance shares for that awards cycle. If a participant's employment terminates during the second year of an awards cycle other than by reason of retirement, death or disability, the Compensation Committee, in its discretion, may determine whether the participant will receive a proportionate payout of any performance shares with respect to the awards cycle based on the period of employment during the cycle.

        If a participant retires, dies or becomes disabled during an awards cycle, the participant or such participant's estate, as the case may be, will receive a proportionate number of any performance shares earned with respect to the awards cycle based on the period of employment during the cycle, regardless of the length of time of such employment. In the case of retirement, the proportionate number will be based on the actual payout factor. In the case of death or disability, the number depends on when the death or disability occurs. If the death or disability occurs in year one of the performance period, the number of shares earned is based on an assumed payout factor of 1.0. If the death or disability occurs in year two, the number of shares earned is based on the actual year one performance and an assumed payout factor of 1.0 for years two and three. If death or disability occurs in year three, the number of shares earned is determined on the normal payout cycle according to the actual payout factor.

  2014-2016 Awards Cycle Grants

        Since the entire 2014-2016 awards cycle was completed as of the assumed December 31, 2016 date of the termination, participants would have earned performance shares at the normal time in March 2017. Since there would be no special acceleration, the amounts of the awards are not shown on the tables.

  2015-2017 Awards Cycle Grants

        Performance shares would become earned based on our performance during 2015-2017 and paid out in unrestricted shares in March 2018. Since the shares were not yet earned, it is assumed no payments were accelerated on a termination other than a retirement, death or disability. For purposes of this table, two-thirds of the target awards for the 2015-2017 awards cycle, assuming a payout factor of 1.0, is shown as payable under retirement, death, and disability.

  2016-2018 Awards Cycle Grants

        Performance shares would become earned based on our performance during 2016-2018 and paid out in unrestricted shares in March 2019. Since the shares were not yet earned, it is assumed no payments were accelerated on a termination other than a retirement, death or disability. For purposes of this table, one-third of the target awards for the 2016-2018 awards cycle, assuming a payout factor of 1.0, is shown as payable under retirement, death, and disability.

  •
  Stock Options:

  2015-2017 Awards Cycle Grants

        Stock options were granted on April 2, 2015 and will vest and become exercisable with respect to all of the underlying shares of our Common Stock on the third anniversary of the grant date, or April 2, 2018, or upon the recipient's earlier retirement, death or disability, so long as the recipient is continuously employed by us or a subsidiary until such date or event. Accordingly, the value of the accelerated vesting is shown only in the columns relating to a termination for retirement, death or disability.

  2016-2018 Awards Cycle Grants

        Stock options were granted on April 4, 2016 and will vest and become exercisable with respect to all of the underlying shares of our Common Stock on the third anniversary of the grant date, or April 4, 2019, or upon the recipient's earlier retirement, death or disability, so long as the recipient is continuously employed by us or a subsidiary until such date or event. Accordingly, the value of the accelerated vesting is shown only in the columns relating to a termination for retirement, death or disability.

Executive Life Insurance

        Each of the Named Executive Officers participates in the Supplemental Life Insurance and Deferred Income Program, whereby officers are eligible for life insurance equal to three times base salary. Since this is a program not participated in by non-officer employees, the values of this incremental coverage are shown in the table.

Outplacement, Welfare Benefits, and Financial Counseling

        Outplacement assistance and welfare benefits will be provided only in the case of involuntary not-for-cause termination. Financial counseling support will not be provided in cases of voluntary termination and termination for cause.

        The payments to each of our Named Executive Officers, assuming that the triggering event occurred on December 31, 2016, are estimated in the table below. Amounts actually received should any of the triggering events occur may vary.

	Voluntary Termination	Involuntary Not-for-Cause Termination	Termination for Cause	Retirement	Death	Disability
N.T. Linebarger
Severance	$0	$1,375,000	$0	$0	$0	$0
Accelerated Vesting of Long-Term Grants:
Performance Cash 2015-2017 Awards Cycle	$0	$0	$0	$0	$1,857,333	$1,857,333
Performance Cash 2016-2018 Awards Cycle	$0	$0	$0	$0	$928,667	$928,667
Performance Shares 2015-2017 Awards Cycle	$0	$0	$0	$0	$1,655,529	$1,655,529
Performance Shares 2016-2018 Awards Cycle	$0	$0	$0	$0	$1,056,915	$1,056,915
Stock Options 2015-2017 Awards Cycle	$0	$0	$0	$0	$0	$0
Stock Options 2016-2018 Awards Cycle	$0	$0	$0	$0	$3,638,354	$3,638,354
Outplacement	$0	$5,900	$0	$0	$0	$0
Welfare Benefits	$0	$31,227	$0	$0	$0	$0
Financial Counseling	$0	$11,440	$0	$0	$11,440	$11,440
Life Insurance (Supplemental Life Insurance Program only)	$0	$0	$0	$0	$4,125,000	$0
Aggregate Payments	$0	$1,423,567	$0	$0	$13,273,238	$9,148,238

	Voluntary Termination	Involuntary Not-for-Cause Termination	Termination for Cause	Retirement	Death	Disability
P.J. Ward
Severance	$0	$726,000	$0	$0	$0	$0
Accelerated Vesting of Long-Term Grants:
Performance Cash 2015-2017 Awards Cycle	$0	$0	$0	$0	$471,333	$471,333
Performance Cash 2016-2018 Awards Cycle	$0	$0	$0	$0	$273,000	$273,000
Performance Shares 2015-2017 Awards Cycle	$0	$0	$0	$0	$420,032	$420,032
Performance Shares 2016-2018 Awards Cycle	$0	$0	$0	$0	$310,696	$310,696
Stock Options 2015-2017 Awards Cycle	$0	$0	$0	$0	$0	$0
Stock Options 2016-2018 Awards Cycle	$0	$0	$0	$0	$1,070,380	$1,070,380
Outplacement	$0	$5,900	$0	$0	$0	$0
Welfare Benefits	$0	$20,818	$0	$0	$0	$0
Financial Counseling	$0	$11,440	$0	$0	$11,440	$11,440
Life Insurance (Supplemental Life Insurance Program only)	$0	$0	$0	$0	$2,178,000	$0
Aggregate Payments	$0	$764,158	$0	$0	$4,734,882	$2,556,882

	Voluntary Termination	Involuntary Not-for-Cause Termination	Termination for Cause	Retirement	Death	Disability
R.J. Freeland
Severance	$0	$848,000	$0	$0	$0	$0
Accelerated Vesting of Long-Term Grants:
Performance Cash 2015-2017 Awards Cycle	$0	$0	$0	$682,667	$682,667	$682,667
Performance Cash 2016-2018 Awards Cycle	$0	$0	$0	$341,333	$341,333	$341,333
Performance Shares 2015-2017 Awards Cycle	$0	$0	$0	$608,637	$608,637	$608,637
Performance Shares 2016-2018 Awards Cycle	$0	$0	$0	$388,598	$388,598	$388,598
Stock Options 2015-2017 Awards Cycle	$0	$0	$0	$0	$0	$0
Stock Options 2016-2018 Awards Cycle	$0	$0	$0	$1,337,630	$1,337,630	$1,337,630
Outplacement	$0	$5,900	$0	$0	$0	$0
Welfare Benefits	$0	$20,818	$0	$0	$0	$0
Financial Counseling	$0	$11,440	$0	$11,440	$11,440	$11,440
Life Insurance (Supplemental Life Insurance Program only)	$0	$0	$0	$0	$2,544,000	$0
Aggregate Payments	$0	$886,158	$0	$3,370,305	$5,914,305	$3,370,305

	Voluntary Termination	Involuntary Not-for-Cause Termination	Termination for Cause	Retirement	Death	Disability
L. L. Satterthwaite
Severance	$0	$570,000	$0	$0	$0	$0
Accelerated Vesting of Long-Term Grants:
Performance Cash 2015-2017 Awards Cycle	$0	$0	$0	$341,333	$341,333	$341,333
Performance Cash 2016-2018 Awards Cycle	$0	$0	$0	$170,667	$170,667	$170,667
Performance Shares 2015-2017 Awards Cycle	$0	$0	$0	$304,319	$304,319	$304,319
Performance Shares 2016-2018 Awards Cycle	$0	$0	$0	$194,071	$194,071	$194,071
Stock Options 2015-2017 Awards Cycle	$0	$0	$0	$0	$0	$0
Stock Options 2016-2018 Awards Cycle	$0	$0	$0	$668,815	$668,815	$668,815
Outplacement	$0	$5,900	$0	$0	$0	$0
Welfare Benefits	$0	$20,818	$0	$0	$0	$0
Financial Counseling	$0	$11,440	$0	$11,440	$11,440	$11,440
Life Insurance (Supplemental Life Insurance Program only)	$0	$0	$0	$0	$1,710,000	$0
Aggregate Payments	$0	$608,158	$0	$1,690,645	$3,400,645	$1,690,645

	Voluntary Termination	Involuntary Not-for-Cause Termination	Termination for Cause	Retirement	Death	Disability
M. M. Rose
Severance	$0	$634,000	$0	$0	$0	$0
Accelerated Vesting of Long-Term Grants:
Performance Cash 2015-2017 Awards Cycle	$0	$0	$0	$0	$314,000	$314,000
Performance Cash 2016-2018 Awards Cycle	$0	$0	$0	$0	$157,000	$157,000
Performance Shares 2015-2017 Awards Cycle	$0	$0	$0	$0	$279,718	$279,718
Performance Shares 2016-2018 Awards Cycle	$0	$0	$0	$0	$178,582	$178,582
Stock Options 2015-2017 Awards Cycle	$0	$0	$0	$0	$0	$0
Stock Options 2016-2018 Awards Cycle	$0	$0	$0	$0	$615,310	$615,310
Outplacement	$0	$5,900	$0	$0	$0	$0
Welfare Benefits	$0	$20,818	$0	$0	$0	$0
Financial Counseling	$0	$11,440	$0	$0	$11,440	$11,440
Life Insurance (Supplemental Life Insurance Program only)	$0	$0	$0	$0	$1,902,000	$0
Aggregate Payments	$0	$672,158	$0	$0	$3,458,050	$1,556,050

 ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
(Item 11 on the Proxy Card)

        Executive compensation is important to us and to our shareholders. Since 2011, we have held annual advisory shareholder votes to approve the compensation of our Named Executive Officers as required by Section 14A of the Securities Exchange Act of 1934. At this year's Annual Meeting, we once again are seeking input from our shareholders through an advisory vote to approve the compensation of our Named Executive Officers as disclosed in the Compensation Discussion and Analysis section and the accompanying compensation tables and narratives contained in this proxy statement. In 2016, consistent with the recommendation of our Board, our shareholders voted in favor of our executive compensation, with 95.6% of votes cast in favor.

Principles of our Executive Compensation Program

        The primary focus of our executive compensation program is the principle of pay for performance, as we define it, both in program design and in specific awards. We believe that the level of compensation received by executives should be closely tied to our corporate financial and stock price performance.

        Our executive compensation program also is designed to attract, motivate, focus and retain employees with the skills required to achieve our performance goals in a competitive global business environment. Therefore, our program is designed to reflect each individual's contribution to our corporate performance, while striking an appropriate balance between short-term and long-term corporate results.

        In addition to our focus on pay for performance, we also consider the following principles when designing and implementing our executive compensation program:

  •
  Market Positioning:  On average our executives' target total direct compensation opportunity, consisting of base salary, target annual bonus and target long-term incentive value, should be at the median of the market, as we define it, and as described in the "Market Alignment of our Executive Compensation Program Elements" section;

  •
  Short-Term/Long-Term Balance:  There should be a balance between annual and long-term elements of compensation;

  •
  Pay at Risk:  The more senior an executive's position, the more his or her compensation should be "at risk," which means that it is dependent on our corporate financial and stock price performance;

  •
  Alignment with Shareholder Interests:  Equity-based compensation and stock ownership should be an important part of our executive compensation program in order to link our management's compensation with our shareholders' returns. The greater the level of responsibility of the officer, the more his or her compensation should be stock-based and the higher his or her stock ownership requirement;

  •
  Retention:  Our compensation program should support retention of our experienced executives and achievement of our leadership succession plans; and

  •
  Simple and Transparent:  Our executive compensation program should be transparent to our investors and employees and should be simple and easy to understand.

Link between Financial Performance and Executive Compensation

        We have a long-standing commitment to pay for performance that we implement by providing a majority of compensation through arrangements designed to hold our executive officers accountable for business results and reward them for consistently strong corporate performance and the creation of value for our shareholders. The Compensation Committee has carefully structured the key elements of our executive compensation program to support this objective. Specifically:

  •
  The performance metrics that we use in our compensation program encourage management to generate growth in income and cash flow through profitable investment, which supports both dividend payments to shareholders as well as future investments in growth and innovation;

  •
  Our annual bonus program rewards operational performance through our Return on Average Net Assets (ROANA) metric;

  •
  Our performance cash and performance share programs reward Return on Equity (ROE) performance over three years;

  •
  Rewarding our executives based on our relative achievement of ROANA and ROE targets encourages management to invest in profitable future growth opportunities when allocating shareholder capital; and

  •
  Our use of stock options further encourages management to generate long-term superior returns for our shareholders.

        Our Compensation Committee annually requests that Farient Advisors LLC, or Farient, evaluate the relationship between our executive compensation and our financial and shareholder return performance. As in prior years, Farient conducted quantitative analyses to test the alignment of our Chief Executive Officer's pay and corporate performance by simulating the pay for performance tests relied upon by proxy voting advisor firms and by using its own pay for performance alignment model which tests 3-year average performance-adjusted compensation relative to 3-year average Total Shareholder Return, or TSR. Our Compensation Committee considers these analyses in evaluating whether our Chief Executive Officer's compensation has corresponded with the performance delivered.

        In addition, as a further test, the following graphs show the relationship between our corporate financial and TSR performance and our executive compensation levels over the past five years as measured by our: (i) average TSR (three-year rolling average, on a dividend reinvested basis); (ii) ROANA;

(iii) ROE; and (iv) average annual total compensation for our Named Executive Officers, or Avg TC, as reported in our Summary Compensation Table:

NEO Pay Relative to Performance

Note: The "Avg TC" values in these graphs reflect the averages of the total compensation values for our Named Executive Officers as reported in the Summary Compensation Tables of our proxy statements for the respective years shown in the graphs.

        To illustrate how our executive compensation program achieves our pay at risk principle, set forth below are the percentages for each of the three elements that make up the target total direct compensation opportunity provided in 2016 to our Chief Executive Officer and our other Named Executive Officers as a group.

Target Total Direct Compensation Mix—Fiscal Year 2016

        (Consists of base salary, annual bonus award target and 2016 long-term incentive grant value)

        The targets for performance-linked components for 2016 were 86% and 77% for the CEO and Named Executive Officers, respectively.

How We Performed in 2016 and How Our Executive Compensation Aligned with Our Performance

        In 2016, we continued to face challenging economic conditions, resulting in a decrease in year over year revenue and earnings. Despite these decreases, we returned value to our shareholders through increased dividends and share repurchases. We believe that our financial performance is closely correlated with the compensation of our Named Executive Officers. The average compensation increase for our NEOs reflected in the NEO Pay Relative to Performance graphs is primarily due to stock price appreciation in 2016, resulting in higher valuation of the equity issued in our compensation programs.

        2016 Business Highlights.    Our revenues decreased by 8 percent in 2016 compared to 2015, as a result of declines in North American commercial truck production and the lowest levels of demand for high horsepower engines in industrial and power generation markets in more than a decade. International sales declined 2 percent as strong sales growth in China and India were more than offset by weak demand in Latin America, the Middle East and Africa. Cash flow from operations generated in 2016 was strong which allowed us to reinvest in our business and return cash to shareholders. Key business highlights for 2016 include:

  •
  Our total net sales were $17.5 billion, 8 percent lower than 2015;

  •
  Our EBIT was $2.00 billion, down 4 percent compared to $2.09 billion in 2015;

  •
  Net income attributable to Cummins Inc. was $ 1.39 billion, compared to $1.40 billion in 2015;

  •
  ROANA was 23 percent and ROE was 18 percent, compared to 22 percent and 17 percent in 2015, respectively;

  •
  We continued our efforts to return value to our shareholders in 2016 by increasing our dividend by 5 percent and by repurchasing 7.3 million shares of our Common Stock. In total we returned $1.5 billion or 75 percent of cash from operations to shareholders; and

  •
  The average annual TSR over the three year period ending 2016 was 1.7 percent

Best Practices Adopted in Determining Executive Compensation

        We continually review best practices in the area of executive compensation. Our executive compensation arrangements include features considered to be best practices, such as the following:

What We Do

Performance Measurement

•

We set clear financial goals that we believe are challenging but achievable, meet or exceed competitive standards, and enhance shareholder value over time.

•

We use different performance measures in our short- and long-term incentive compensation plans to correlate with our financial performance on both an annual and longer-term basis, as well as our returns to shareholders. In addition, we believe that our performance measures correlate to shareholder value creation over the long term.

Compensation Program Design / Pay For Performance Alignment

•

Our annual bonus plan is designed to strengthen the tie between individual employee performance and corporate performance.

•

Our annual bonus plan uses a "One Cummins" structure in which all eligible employees participate. Our unified annual bonus plan reinforces the overall success of our company; encourages collaboration across our organization; and promotes "One Cummins" by encouraging our employees to collectively share in the success of our company.

•

We use multiple components under our long-term incentive compensation program (performance cash, performance shares and stock options) to address the motivational concerns associated with a singular focus on any one form of long-term incentive compensation.

•

To further encourage focus on the sustained growth of our company over the long term and to aid in retention, our performance shares, performance cash and stock option awards to our executive officers cliff vest after three years.

•

We cap payouts under our short-and long-term incentive compensation plans at 200% of the target awards.

•

Perquisites do not comprise a major element in our executive compensation program.

Risk Mitigation

•

We maintain a compensation recoupment, or "clawback," policy in our corporate governance principles providing that, if any of our financial statements are required to be materially restated resulting from the fraudulent actions of any officer, our Compensation Committee may direct that we recover all or a portion of any award or any past or future compensation other than base salary from any such officer with respect to any year for which our financial results are adversely affected by such restatement.

Governance	• We monitor our pay practices to help confirm that they do not encourage excessive risk taking. • Our Compensation Committee benefits from the use of an outside, independent compensation consultant.

Other

•

We require executive officers to maintain certain stock ownership levels and prohibit them from engaging in forms of hedging or similar types of transactions with respect to our stock.

•

We prohibit officers from entering into any arrangement that, directly or indirectly, involves the pledge of our securities or other use of our securities as collateral for a loan.

•

Benefits under our change in control arrangements with our executive officers are subject to a "double trigger" rather than a "single trigger" (i.e., in addition to the change in control occurring, the executive officer's employment must be terminated by us without cause or by the executive officer with good reason in order for him or her to receive any benefits under the arrangement).

What We Don't Do

• We do not permit backdating or repricing of stock options.
• We do not have separate employment contracts with our executive officers.
• We do not guarantee salary increases, bonuses or equity grants for our executive officers and we do not provide discretionary bonuses to our Named Executive Officers.
• We will not gross-up excise taxes that may be imposed on payments to our executive officers in connection with a change in control.

        Our Board would like the support of our shareholders for the compensation of our Named Executive Officers as disclosed in the Compensation Discussion and Analysis section and the accompanying compensation tables and narratives contained in this proxy statement. Accordingly, for the reasons we discuss above, our Board unanimously recommends that shareholders vote in favor of the following resolution:

  "RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the Named Executive Officers as disclosed in the Compensation Discussion and Analysis section and the accompanying compensation tables and narratives contained in this proxy statement."

        The compensation of the Named Executive Officers as disclosed in the Compensation Discussion and Analysis section and the accompanying compensation tables and narratives contained in this proxy statement will be approved if the votes cast in favor of the proposal exceed those cast against the proposal. Abstentions and broker non-votes will not affect the voting results for this proposal.

        As this is an advisory vote, the results of the vote will not be binding on our Board, although our Compensation Committee will consider the outcome of the vote when evaluating the effectiveness of our compensation principles and practices and our Compensation Committee and our Board will review and consider the outcome of the vote when making future compensation decisions for our Named Executive Officers. We believe our company benefits from constructive dialogue with our shareholders on these important matters, and while we continue to reach out to our shareholders on these and other issues, we also encourage our shareholders to contact us if they would like to communicate their views on our executive compensation programs. Shareholders who wish to communicate with our non-management directors concerning our executive compensation programs should refer to the section above entitled "Corporate Governance—Board of Directors and Committees—Communication with the Board of Directors." We intend to hold the next advisory vote on the compensation of our Named Executive Officers at the annual meeting in 2018.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE COMPENSATION DISCUSSION AND ANALYSIS SECTION AND ACCOMPANYING COMPENSATION TABLES AND NARRATIVES IN THIS PROXY STATEMENT.

 ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON
EXECUTIVE COMPENSATION
(Item 12 on the Proxy Card)

        Section 14A of the Securities Exchange Act of 1934 requires that, every six years, we provide shareholders with a vote on how frequently we will submit the non-binding advisory vote on compensation of our named executive officers (the "say on pay" vote) to our shareholders in the future. We last submitted a vote on the frequency of future say on pay votes to our shareholders in 2011, when, in keeping with the recommendation of our Board, our shareholders expressed a preference that future say on pay votes be held on an annual basis. Consistent with that preference, our Board has held a say on pay vote annually since 2011. Because this is the sixth year after the first vote on the frequency of future say on pay votes, we are again asking our shareholders at the Annual Meeting whether future say on pay votes should occur every year, every two years or every three years.

        Our Board recommends that shareholders approve holding a say on pay vote every year (an annual vote) because we continue to believe that an annual vote will promote best governance practices and facilitate our Compensation Committee's and our senior management's consideration of the views of our shareholders in structuring our compensation programs for our named executive officers. We believe that an annual vote will provide our Compensation Committee and our senior management with more direct input on, and reactions to, our current compensation practices, and better allow our Compensation Committee and our senior management to measure how they have responded to the prior year's vote.

        For the reasons discussed above, our Board recommends that shareholders vote in favor of holding an advisory say on pay vote on executive compensation at our annual meeting of shareholders every year. In voting on this advisory vote on the frequency of the say on pay vote, shareholders should be aware that they are not voting "for" or "against" the Board's recommendation to vote for a frequency of every year. Rather, shareholders will be casting votes to recommend a say on pay vote frequency which may be every year, two years, or three years, or they may abstain entirely from voting on the proposal.

        The frequency of the say on pay vote receiving the greatest number of votes cast in favor of such frequency, whether every year, every two years or every three years, will be the frequency of the say on pay vote that shareholders are deemed to have approved. Abstentions and broker non-votes do not constitute a vote for any particular frequency.

        Additionally, although the outcome of this advisory vote on the frequency of future say on pay votes is non-binding, our Board will review and consider the outcome of this vote when making determinations as to when the say on pay vote will again be submitted to shareholders for approval at an annual meeting of shareholders.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE ADVISORY VOTE ON EXECUTIVE COMPENSATION BE SUBMITTED TO SHAREHOLDERS EVERY YEAR.

 DIRECTOR COMPENSATION

        We provide to each of our non-employee directors target annual compensation of $250,000, $100,000 of which is paid in cash and $150,000 of which is represented by an award of our Common Stock. We also provide additional cash fees to the chairmen of our various committees. The Chairman of our Finance Committee receives an additional cash retainer of $10,000, the Chairman of the Governance and Nominating Committee receives an additional cash retainer of $10,000, the Chairman of the Safety, Environment and Technology Committee receives an additional cash retainer of $10,000, the Audit Committee Chairman receives an additional $15,000 cash retainer and the Compensation Committee Chairman receives an additional $15,000 cash retainer. The Lead Director receives an additional annual cash retainer of $25,000. There are no additional meeting fees for committee service for all committees.

        We also have a Deferred Compensation Plan for non-employee directors, pursuant to which directors may elect to defer receipt of all or any portion of their compensation while they serve as a director. The deferred compensation, plus accrued interest, is paid to the director upon the earliest of a specified date (if one is selected by the director), the director's retirement or death or a change in control of our company. If the deferred compensation and interest is paid in connection with a specified date or the director's retirement, it is paid to the director in a lump sum or in annual installments, not to exceed 15, as specified by the director. Upon a change in control of our company or the director's death, such deferred compensation and interest would be paid in cash to the director in one lump sum. Prior to the 2016 plan year, accounts were credited with earnings based on each participant's selection among three alternatives: Standard & Poor's 500 Index, Barclays Capital Aggregate Bond Index or 10-Year Treasury Bill + 2%.

        Effective with the 2016 plan year, account crediting options within our Deferred Compensation Plan were changed to options that are substantially similar to the investment choices available in our 401(k) plan, and the previous three alternatives were not open to additional investment. However, amounts previously deferred under our Deferred Compensation Plan were eligible to continue being credited with earnings based on the previous three alternatives. In addition, participants may have had a balance in another legacy investment option, 10-Year Treasury Bill +4%, which is not open to additional investment.

        Each non-employee director is required to maintain direct ownership of shares of our Common Stock (including stock awards) equal to or greater in value to three times his or her annual total retainer fee. Non-employee directors must comply with this requirement within six years of becoming a member of our Board. Subject to limited exceptions, non-employee directors are not allowed to sell our shares until they reach their stock ownership guideline, and then may not sell shares to the extent their ownership level would be less than the guideline amount. All of our non-employee directors have either satisfied this requirement or have additional time to do so.

Name	(1) Fees Earned or Paid in Cash ($)	(2) Stock Awards ($)	(3) Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
R. J. Bernhard	$110,000	$149,214	$0	$0	$259,214
F. R. Chang Diaz	$100,000	$149,214	$0	$0	$249,214
B. V. Di Leo Allen	$100,000	$149,214	$0	$0	$249,214
S. B. Dobbs	$100,000	$149,214	$0	$0	$249,214
R. K. Herdman(4)	$115,000	$149,214	$0	$0	$264,214
A. M. Herman(5)	$135,000	$149,214	$3,967	$0	$288,181
T. J. Lynch	$100,000	$149,214	$0	$0	$249,214
W. I. Miller(5)	$110,000	$149,214	$54,364	$0	$313,578
G. R. Nelson(4)	$115,000	$149,214	$10,160	$0	$274,374

(1)
Fees Earned or Paid in Cash were as follows:

Director	Board Retainer	Lead Director Fee	Committee Chaired	Committee Chair Fees	Total
R. J. Bernhard	$100,000	$0	Safety, Environment and Technology	$10,000	$110,000
F. R. Chang Diaz	$100,000	$0		$0	$100,000
B. V. Di Leo Allen	$100,000	$0		$0	$100,000
S. B. Dobbs	$100,000	$0		$0	$100,000
R. K. Herdman	$100,000	$0	Audit	$15,000	$115,000
A. M. Herman	$100,000	$25,000	Governance and Nominating	$10,000	$135,000
T. J. Lynch	$100,000	$0		$0	$100,000
W. I. Miller	$100,000	$0	Finance	$10,000	$110,000
G. R. Nelson	$100,000	$0	Compensation	$15,000	$115,000
(2)
The stock award column represents the aggregate grant date fair value of the awards, which was $114.78 per share. The aggregate grant date fair value was computed in accordance with ASC Topic 718. The assumptions made in valuing stock awards for 2016 are included in the Notes to Consolidated Financial Statements in our 2016 Annual Report on Form 10-K and such information is incorporated by reference.

  The stock value represents 60 percent of the annual retainer. The number of shares is calculated by dividing the target value by the preceding 20-day average closing price of our Common Stock on the NYSE on the grant date, rounded down to the nearest whole share. Each director was awarded 1,300 shares of stock. The shares for all directors were granted using a value of $115.2990, the preceding 20-day average of closing prices of our Common Stock on the NYSE on the grant date of May 10, 2016.

(3)
These amounts represent "Above Market" earnings in the Deferred Compensation Plan, as described above. "Above-market" is defined as the amount of earnings that exceeded 120% of the applicable federal long-term rate published by the U.S. Internal Revenue Service.

(4)
R.K. Herdman and G.R. Nelson elected to defer 100% of the 2016 Stock Award. The value of this Stock Award is included in this table.

(5)
As part of our overall support of charitable and educational institutions, we previously established the Cummins Inc. Charitable Bequest Program in which directors first elected prior to 2004 are eligible to participate. Only W. I. Miller and A. M. Herman currently participate in this program. Following the death of such director, we will donate 10 equal annual installments of $100,000 to one or more qualifying institutions designated by such director. The obligations under this program are funded by life insurance policies that have been fully paid and there was therefore no cost associated with the program in 2016. Directors do not receive any direct financial benefit from the program since all charitable deductions accrue to us.

 SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
(Item 13 on the Proxy Card)

        The Audit Committee of our Board has voted to appoint PricewaterhouseCoopers LLP, or PwC, as the firm of independent public accountants to audit our financial statements for 2017. Although the selection and appointment of independent public accountants is not required to be submitted to a vote of our shareholders, our Board has decided, as in the past, to ask our shareholders to ratify this appointment. Such ratification does not limit the Audit Committee's ability to make subsequent changes to our auditors that it thinks appropriate.

        Under its charter, the Committee is responsible for the appointment, compensation and oversight of our independent auditor. In selecting PwC as the independent public accountants for 2017, the Audit Committee considered a number of factors, including:

  •
  PwC's internal quality-control procedures, including results of the most recent Public Company Accounting Oversight Board (PCAOB) inspection report on PwC and the results of peer review examinations;

  •
  Consideration of investigations by governmental or professional authorities and whether they may impair PwC's ability to perform Cummins' annual audit;

  •
  PwC's independence program and any relationships between PwC and our company that could have a bearing on PwC's independence;

  •
  PwC's industry experience and global footprint to audit our operations worldwide;

  •
  The professional qualifications of the lead audit partner and other key engagement partners;

  •
  The periodic refreshment of perspective and objectivity provided by the mandatory five-year rotation of the partner-in-charge;

  •
  The engagement team's collective expertise and knowledge of our business, worldwide operations and risk profile; and

  •
  The results of the evaluation of PwC's performance described in the Audit Committee Report below.

        The Committee discusses services performed by PwC and considers the impact of non-audit services on PwC's independence. The Committee pre-approves these services and the related fees. We believe that all services rendered to us by PwC are permissible under applicable laws and regulations, and have been pre-approved by or on behalf of the Audit Committee pursuant to the policy described below. Fees paid to PwC for services are disclosed in the table below under the categories listed therein.

        These services are actively monitored (both spending level and work content) by the Audit Committee to maintain the appropriate objectivity and independence in PwC's core work, which is the audit of our consolidated financial statements and the audit of our internal control over financial reporting.

        A representative of PwC will be present at the Annual Meeting and will be available to answer appropriate questions but will not have the opportunity to make a statement. A report of the Audit Committee in connection with its independence, the independence of the auditors and certain other matters follows our Board's recommendation on this Item below.

Vote Required and Recommendation of the Board of Directors

        Appointment of PwC as auditors will be ratified if the votes cast in favor of the proposal exceed those cast against the proposal. Abstentions and broker non-votes will not affect the voting results for the ratification of PwC.

        OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL TO RATIFY THE APPOINTMENT OF PwC.

Audit and Non-Audit Fees

        The following table presents fees for professional audit services rendered by PwC for the audit of our annual financial statements for 2016 and 2015, and fees billed for other services rendered by PwC during those periods.

	2016	2015
	(dollars in millions)
Audit fees:(1)	9.3	10.3
Audit-related fees:(2)	0.3	0.2
Tax fees:(3)	0.5	1.5
All other fees:(4)	0.0	0.0
Total	10.1	12.1

(1)
Audit fees consisted of work performed in connection with the audit of our financial statements (including internal control over financial reporting), as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory and subsidiary audits.

(2)
Audit-related fees principally include attestation services requested by management, feedback on the Company's evaluation and conclusions regarding the implementation of the new U.S. GAAP revenue recognition standard, government grant audits and employee benefit plan audits.

(3)
Tax fees consisted principally of assistance with non-US tax compliance and planning, review of foreign tax returns and assistance in connection with tax audits.

(4)
All other fees included advisory services for seminars related to employee training, research survey results, licensing fees for technical research tools and other advisory services.

Audit Committee Pre-Approval Policy

        The Sarbanes-Oxley Act of 2002 and rules of the SEC prohibit our independent accountant from providing certain types of non-audit services to us. They also require that all audit, review or attest engagements required under the securities laws and permitted non-audit services provided to us by our independent accountant be pre-approved by the Audit Committee or one of its members to whom the Audit Committee has delegated authority.

        Under our policy and procedures, when considering whether to approve non-audit services to be provided by our independent accountant, the Audit Committee must consider whether the provision of the service would adversely affect the independence of the independent accountant. Specifically, the Audit Committee must consider whether the provision of the service would (i) place the accountant in the position of auditing his or her own work; (ii) result in the accountant acting as management or an employee of our company; or (iii) place the accountant in the position of being an advocate for us. Any proposed non-audit service that the Audit Committee determines would adversely affect the independence of our independent accountant will not be approved.

        The Audit Committee is solely responsible for pre-approving all audit and non-audit services. The Audit Committee has delegated to its Chairman authority to pre-approve audit and permitted non-audit services to be provided by our independent accountant, provided that such services are permissible under our foregoing policy and procedures and do not exceed $100,000 in the aggregate. Decisions of the Chairman must be reported to the full Audit Committee at its next scheduled meeting, and documented in a format required by the policy.

 Audit Committee Report

        The role of our Audit Committee is to assist our Board in fulfilling its oversight responsibilities as they relate to:

  •
  The integrity of our financial statements and internal control over financial reporting;

  •
  Our compliance with ethics policies, and legal and regulatory requirements; and

  •
  Our independent auditor's qualifications and independence.

        The Committee also has responsibility for:

  •
  Preparing this report of the Committee, which is required to be included in our proxy statement;

  •
  Selecting, retaining, compensating, overseeing and evaluating our independent auditor;

  •
  Providing assistance to our Board in its oversight of our guidelines and policies with respect to enterprise risk management; and

  •
  Overseeing the performance of our internal audit function.

        Each member of the Committee is independent as defined under our independence criteria, NYSE listing standards and SEC rules. The Committee operates under a written charter that has been adopted by our Board and is reviewed by the Committee on a periodic basis. The Committee's current charter can be viewed on our website.

        The Committee fulfills its responsibilities through periodic meetings with PwC, our independent registered public accounting firm, and with our internal auditors and management. During 2016, the Committee met 9 times. The Committee periodically meets in executive session. The Committee also has periodic educational sessions on accounting and reporting matters.

        The Committee reviewed with both PwC and our internal auditors, and approved, their respective audit plans, audit scope, compensation and identification of audit risks. Further, the Committee reviewed and discussed with our management and PwC our audited financial statements and management's and PwC's evaluations of our internal control over financial reporting, as reported in our 2016 Annual Report on Form 10-K. The Committee discussed our interim financial information contained in each quarterly earnings announcement and each Quarterly Report on Form 10-Q with our Chief Financial Officer, Controller and our independent auditors, prior to public release. The Committee also met with PwC to discuss the results of its reviews of our interim financial statements. Management has the responsibility for the preparation and integrity of our financial statements and internal control over financial reporting and PwC has the responsibility for the review or examinations thereof.

        The Committee discussed and reviewed with PwC all matters required by auditing standards generally accepted in the United States of America, including those described in the PCAOB Auditing Standard No. 1301, "Communications with Audit Committees." The Committee received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding the independent accountant's communications with the Committee concerning independence, and discussed with PwC its independence.

        The Committee established a process for the formal evaluation of PwC's performance, which includes obtaining an annual assessment of PwC from management. In conducting this evaluation, the Committee reviewed responses to a questionnaire completed by members of management that covered areas such as the quality of services provided by PwC, sufficiency and experiences of resources on the engagement, communication and interaction with PwC over the course of the year, and independence, objectivity and professional skepticism of PwC. PwC's performance is also discussed with management and PwC during separate private sessions, as well as in executive session.

        The Committee also considers other factors, including the policy that PwC follows with respect to rotation of its key audit personnel, so that there is a new partner-in-charge at least every five years. The Committee is involved in the selection of the partner-in-charge by the time rotation is required. PwC's senior relationship partner interviews with members of management and with the Committee Chair to understand the necessary partner-in-charge attributes as part of the partner-in-charge succession planning process. Attributes evaluated include client and functional experience, technical competence, communication skills, critical behaviors, familiarity with audit committee processes and independent communications and stature within PwC. PwC develops a list of potential candidates and identifies one of the candidates as recommended by the firm. The recommended candidate meets with members of management and the Committee. If the recommended candidate is selected, the process is complete. If the recommended candidate is not selected, the process continues with additional candidate meetings until an acceptable candidate is identified. During 2016, the Committee completed the process for determining the successor partner for the rotation required in 2018.

        Based on the above-mentioned reviews and discussions with management, internal audit and PwC, the Committee recommended to our Board of Directors that our audited financial statements and management's report on internal control over financial reporting be included in our 2016 Annual Report on Form 10-K, for filing with the SEC.

        Based on the reviews and evaluations described above, the Committee reappointed PwC as our independent auditors for 2017, subject to shareholder ratification at the Annual Meeting.

Respectfully submitted, ROBERT K. HERDMAN, CHAIR ALEXIS M. HERMAN THOMAS J. LYNCH GEORGIA R. NELSON

 APPROVAL OF THE AMENDED AND RESTATED 2012 OMNIBUS INCENTIVE PLAN
(Item 14 on the Proxy Card)

        Our Board is seeking shareholder approval of the Cummins Inc. 2012 Omnibus Incentive Plan, as amended and restated, which we refer to as the "2012 Plan." We amended and restated the 2012 Plan primarily to:

  •
  Increase the number of shares of our Common Stock available for issuance under the 2012 Plan by 5,000,000 shares to continue to meet our compensation goals for current and future years, and

  •
  Add a separate annual limit on the amount of compensation that may be awarded under the 2012 Plan to any non-employee director.

        The two primary purposes of the 2012 Plan are to help us attract, retain, focus and motivate our executives, other key employees and directors and to link the interests of these individuals with the interests of our shareholders over the longer term. Our Board believes that the amendment and restatement of the 2012 Plan will further these goals by allowing the 2012 Plan to continue to serve as the primary vehicle for our equity-based and other incentive compensation programs in the future. Our Board also believes it is prudent to establish a separate limit on the amount of compensation that may be awarded to any non-employee director in any fiscal year under the 2012 Plan. For these reasons, we believe that approval of the amended and restated 2012 Plan is important to our future success.

        Shareholder approval of the 2012 Plan at the Annual Meeting will also constitute approval of the material terms of the performance goals of the 2012 Plan for purposes of qualifying compensation under the 2012 Plan as "performance-based" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). It will also extend the period during which "incentive stock options" within the meaning of Code Section 422 may be granted under the 2012 Plan until the tenth anniversary of the Annual Meeting. These Code sections are described further below.

Key Reasons to Support the 2012 Plan

        Our equity-based and other incentive compensation programs under the 2012 Plan have been integral to our past success and increasing the number of shares available under the 2012 Plan will allow it to continue to be an essential element contributing to our future performance.

  •
  The number of shares reserved under the 2012 Plan as amended and restated represents what we believe is an acceptable level of dilution to our existing shareholders in light of the benefits to our future performance that we expect the 2012 Plan to continue to support. We estimate that the additional 5,000,000 shares reserved for issuance under the 2012 Plan could result in a maximum potential dilution to our existing shareholders of approximately 7.4%, based on our current total of 167,971,264 shares of Common Stock outstanding as of March 7, 2017.

  •
  Our equity grants under the 2012 Plan have been at a level we consider to be moderate, and we expect to continue similar grant practices over the near term if the additional 5,000,000 shares are approved. Our three-year average burn rate is approximately 0.6% when calculated by dividing the total number of share awards granted in any given year by the number of shares of Common Stock outstanding (calculated without discounting for cancelled or forfeited options or shares acquired or retained by us).

  •
  The 2012 Plan incorporates several leading pay practices, including the following:

  •
  No tax gross-ups for excise taxes that may be imposed on payments to our executive officers in connection with a change in control.

  •
  A "double trigger" requirement for accelerated vesting of our executive officers' equity grants upon a change in control in which the grants are assumed or replaced so that, in addition to the change in control occurring, the executive officer's employment must be terminated by us without cause or by the executive officer with good reason in order for his or her unvested equity to become vested on an accelerated basis.

    •
    The administrator is able to terminate or cause a participant to forfeit an award, and require a participant to disgorge to us any gains attributable to an award, if the participant engages in any action constituting, as determined by the administrator in its discretion, a breach of any agreement between the participant and us our one of our affiliates concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.

    •
    Any awards granted under the 2012 Plan, and any shares issued or cash paid pursuant to an award, are subject to any recoupment or clawback policy that we adopt from time to time, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards.

    •
    Unless an award agreement specifies otherwise, the administrator may cancel any award at any time if the participant is not in compliance with all applicable provisions of the award agreement and the 2012 Plan.

        We believe that our existing compensation programs have been effective at motivating our key executive officers, including our Named Executive Officers, to achieve superior performance and results for our company, effectively aligning compensation with performance results, giving our executives an ownership interest in our company so their interests are aligned with our shareholders, and enabling us to attract and retain talented executive officers whose services are in key demand in our industry and market sectors. If the 2012 Plan as amended and restated is not approved at the Annual Meeting, then the 2012 Plan will continue to exist in the form it had prior to the amendment and restatement, but, because the number of shares will not have increased, it will not be able to continue to serve as an effective vehicle for our equity-based and other incentive compensation programs.

Background

        The 2012 Plan was initially approved by our shareholders and became effective on May 8, 2012. On February 13, 2017, our Board approved an amendment and restatement of the 2012 Plan, subject to the approval of our shareholders at the Annual Meeting, to increase the total number of shares of our Common Stock available for issuance under the 2012 Plan by 5,000,000 shares and to make certain other changes described below.

Securities Authorized for Issuance under Equity Compensation Plans

        Our three-year average burn rate is approximately 0.6% when calculated by dividing the total number of share awards granted in any given year by the number of shares of Common Stock outstanding. The number of share awards used in the burn rate calculation is not discounted by cancelled or forfeited options or shares acquired or retained by us. As of March 7, 2017, there were a total of 2,924,509 shares underlying outstanding awards under the 2012 Plan and our prior equity incentive plan, the Cummins Inc. 2003 Stock Incentive Plan (the "Prior Plan"), consisting of:

  •
  2,635,583 shares of Common Stock subject to outstanding options with a weighted average exercise price of $115.21 and a weighted average remaining term of 6.87 years;

  •
  280,837 shares underlying outstanding performance shares that had not been earned; and

  •
  8,089 shares of restricted stock or restricted stock units that had not vested.

        As of March 7, 2017, there remained a total of approximately 4,327,400 shares of our Common Stock available for future awards under the 2012 Plan, before any increase in available shares takes effect. The

Prior Plan was terminated in 2012 when the 2012 Plan was approved by shareholders, so there are no shares remaining available for future awards under the Prior Plan.

Issued and Outstanding Shares; Stock Price

        There were 167,971,264 shares of our Common Stock issued and outstanding as of March 7, 2017 and we had 169,336,616 weighted average shares (diluted) of our Common Stock outstanding during 2016. The closing price on the NYSE of a share of our Common Stock as of March 7, 2017 was $152.10.

Code Section 162(m)

        Shareholder approval of the 2012 Plan at the Annual Meeting will constitute approval of the material terms of the performance goals of the 2012 Plan for purposes of qualifying compensation under the 2012 Plan as "performance-based" within the meaning of Code Section 162(m). This is important because Section 162(m) of the Code limits the corporate tax deduction to $1,000,000 for compensation paid annually to any one of our Named Executive Officers (other than our Chief Financial Officer), unless the compensation meets certain requirements to qualify as performance-based compensation. One of the requirements that must be satisfied to qualify compensation as performance-based is that the material terms of the performance goals under which the compensation is to be paid be disclosed to and approved by our shareholders at least once every five years. The material terms of the 2012 Plan for this purpose are discussed below. Shareholder approval of the 2012 Plan will constitute approval of each of the material terms of the 2012 Plan for purposes of Section 162(m) of the Code.

Code Section 422

        Shareholder approval of the 2012 Plan at the Annual Meeting will extend the period during which "incentive stock options" within the meaning of Code Section 422 may be granted under the 2012 Plan until the tenth anniversary of the Annual Meeting. Code Section 422, in combination with Code Section 421, provides potentially favorable tax treatment to employees who receive incentive stock options if various requirements are satisfied. One of the requirements is that any incentive stock options be granted within 10 years from the earlier of the date the plan under which the grant occurs is adopted or the date on which the plan is approved by shareholders. Shareholder approval of an increase in the number of shares available under a plan is treated as the approval of a new plan for this purpose. Accordingly, shareholder approval of the 2012 Plan as amended and restated at the Annual Meeting will be treated as the approval of a new plan, extending the period during which incentive stock options may be granted until the tenth anniversary of the Annual Meeting.

Summary of the Terms of the 2012 Plan

        The following is a summary of the material provisions of the 2012 Plan as amended and restated, a copy of which is attached hereto as Annex A and is incorporated by reference herein. This summary is qualified in its entirety by reference to the full and complete text of the 2012 Plan. Any inconsistencies between the following summary of the material provisions of the 2012 Plan and the text of the 2012 Plan will be governed by the text of the 2012 Plan.

Administration and Eligibility

        The 2012 Plan is administered by the Compensation Committee, our Board or another committee (to the extent the Board has retained authority and responsibility as an administrator of the 2012 Plan or delegated it to another committee) (we refer to such committee or board, as the case may be, as the "administrator"). The administrator may designate any of the following as a participant under the 2012 Plan to the extent consistent with its authority: any of our or our affiliates' officers or other employees or individuals engaged to become such an officer or employee, consultants who provide services to us or our affiliates and our non-employee directors. The selection of participants is based upon the administrator's opinion that the participant is in a position to contribute materially to our continued growth and development and to our long-term financial success. We currently have nine non-employee directors and approximately 55,400 employees who are eligible to participate in the 2012 Plan.

        Our Board may delegate some or all of its authority under the 2012 Plan to a committee of the board, and the Compensation Committee may delegate some or all of its authority under the 2012 Plan to a sub-committee or one or more of our officers, subject in each case to limitations specified in the 2012 Plan.

Types of Awards

        Awards under the 2012 Plan may consist of stock options, stock appreciation rights, performance shares, performance units, restricted stock, restricted stock units, shares of Common Stock, dividend equivalent units, incentive cash awards or other equity-based awards. The administrator may grant any type of award to any participant it selects, but only our and our subsidiaries' employees may receive grants of incentive stock options. Awards may be granted alone or in addition to, in tandem with, or (subject to the 2012 Plan's prohibitions on repricing) in substitution for any other award (or any other award granted under another plan of ours or of any of our affiliates).

Shares Reserved under the 2012 Plan

        Under the 2012 Plan prior to the currently proposed amendment and restatement, an aggregate of 3,500,000 shares of Common Stock, plus the number of shares available for issuance under the Prior Plan that had not been made subject to outstanding awards as of May 8, 2012, the date the 2012 Plan was first approved by shareholders, plus any shares subject to awards granted under the Prior Plan that would again become available for new grants under the terms of such plan if such plan were still in effect, were reserved for issuance under the Plan, subject to adjustment as described below.

        The 2012 Plan as amended and restated provides that, subject to adjustment as described below, an aggregate of 8,500,000 shares of Common Stock, plus the number of shares of Common Stock issuable under awards outstanding under the 2012 Plan as of May 8, 2012, plus the number of shares available for issuance under the 2012 Plan that had not been made subject to an outstanding award as of such date, plus any shares subject to awards granted under the Prior Plan that would again become available for new grants under the terms of such plan if such plan were still in effect, will be reserved for issuance under the Plan.

        The number of shares reserved for issuance is reduced by the number of shares, if any, that are subject to an award as determined on the date of the grant of the award, except that the total number of shares reserved is reduced by two shares for each share delivered in payment or settlement of a full-value award. Full-value awards include restricted stock, restricted stock units payable in shares of Common Stock, performance shares, performance units payable in shares of Common Stock and any other similar award payable in shares of Common Stock under which the value of the award is measured as the full value of a share of Common Stock, rather than the increase in the value of a share of Common Stock.

        In general, if an award granted under the 2012 Plan lapses, expires, terminates or is cancelled without the issuance of shares, or the payment of other compensation with respect to shares covered by, the award (whether due currently or on a deferred basis); it is determined during or at the conclusion of the term of an award granted under the 2012 Plan that all or some portion of the shares with respect to which the award was granted will not be issuable, or that other compensation with respect to shares covered by the award will not be payable on the basis that the conditions for such issuance will not be satisfied; if shares are forfeited under an award; or if shares are issued under any award and we reacquire them pursuant to rights we reserved upon the issuance of the shares; then in each case such shares are re-credited to the 2012 Plan's reserve and may be used again for new awards under the 2012 Plan.

Options

        The administrator has the authority to grant stock options and to determine all terms and conditions of each stock option. The administrator sets the option price per share of Common Stock, which may not be less than the fair market value of the Common Stock on the date of grant. Fair market value is defined as the last sales price of a share of our Common Stock on the date in question, or if no sales of our Common Stock occur on such date, on the last preceding date on which there was such a sale. The administrator determines the expiration date of each option, but the expiration date cannot be later than 10 years after the grant date. Options are exercisable at such times and be subject to such restrictions and conditions as the administrator deems necessary or advisable. The stock option exercise price is payable in full upon exercise.

Stock Appreciation Rights

        The administrator has the authority to grant stock appreciation rights. A stock appreciation right is the right of a participant to receive cash in an amount, and/or Common Stock with a fair market value, equal to the appreciation of the fair market value of a share of Common Stock during a specified period of time. The 2012 Plan provides that the administrator determines all terms and conditions of each stock appreciation right, including, among other things: whether the stock appreciation right is granted independently of a stock option or relates to a stock option; a grant price that is not less than the fair market value of the Common Stock subject to the stock appreciation right on the date of grant; a term that must be no later than 10 years after the date of grant; and whether the stock appreciation right settles in cash, Common Stock or a combination of the two.

Performance and Stock Awards

        The administrator has the authority to grant awards of restricted stock, restricted stock units, performance shares or performance units. Restricted stock means shares of Common Stock that are subject to a risk of forfeiture, restrictions on transfer or both a risk of forfeiture and restrictions on transfer. Restricted stock unit means the right to receive a payment equal to the fair market value of one share of Common Stock. Performance shares means the right to receive shares of Common Stock to the extent performance goals are achieved. Performance unit means the right to receive a payment valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of Common Stock, to the extent performance goals are achieved.

        The administrator determines all terms and conditions of the awards, including, among other things: whether performance goals need to be achieved for the participant to realize any portion of the benefit provided under the award; whether the restrictions imposed on restricted stock or restricted stock units will lapse, and any portion of the performance goals subject to an award will be deemed achieved, upon a participant's death, disability or retirement; the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the award will be made; with respect to performance units, whether to measure the value of each unit in relation to a designated dollar value or the fair market value of one or more shares of Common Stock; and, with respect to restricted stock units and performance units, whether the awards will settle in cash, in shares of Common Stock, or in a combination of the two.

Incentive Awards

        The administrator has the authority to grant annual and long-term incentive awards. An incentive award is the right to receive a cash payment to the extent that one or more performance goals are achieved. The administrator determines all terms and conditions of an annual or long-term incentive award, including the performance goals, performance period, the potential amount payable and the timing of payment. The administrator must require that payment of all or any portion of the amount subject to the incentive award is contingent on the achievement of one or more performance goals during the period the administrator specifies. The administrator may deem that performance goals subject to an award are achieved upon a participant's death, disability or retirement, or such other circumstances as the administrator may specify. The performance period for an annual incentive award must relate to a period of one fiscal year, and the performance period for a long-term incentive award must relate to a period of more than one fiscal year, except that, in each case, if the award was made in the year the 2012 Plan became effective or is made at the time of commencement of employment with us or on the occasion of a promotion, then the award may relate to a shorter period.

Dividend Equivalent Units

        The administrator has the authority to grant dividend equivalent units. A dividend equivalent unit is the right to receive a payment, in cash or shares of Common Stock, equal to the cash dividends or other distributions that we pay with respect to a share of Common Stock. The administrator determines all terms and conditions of a dividend equivalent unit award, including whether: the award is granted in tandem with another award; payment of the award will be made currently or credited to an account for the participant which provides for the deferral of such amounts until a stated time; and the award will be settled in cash or shares of Common Stock; and, as a condition for the participant to realize all or a portion of the benefit provided under the dividend equivalent unit, one or more performance goals must be achieved during such period as the administrator specifies.

Other Awards

        The administrator has the authority to grant other types of awards, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, shares of Common Stock, either alone or in addition to or in conjunction with other awards, and payable in shares of Common Stock or cash. Such awards may include shares of unrestricted Common Stock, which may be awarded, without limitation (except as provided in the 2012 Plan), as a bonus, in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or upon the attainment of performance goals or otherwise, or rights to acquire shares of our Common Stock from us. The administrator determines all terms and conditions of the award, including the time or times at which such award is made and the number of shares of Common Stock to be granted pursuant to such award or to which such award relates. Any award that provides for purchase rights must be priced at 100% of the fair market value of our Common Stock on the date of the award.

Performance Goals

        For purposes of the 2012 Plan, performance goals mean any goals the administrator establishes that relate to one or more of the following with respect to us or any one or more of our subsidiaries, affiliates or other business units: net sales; cost of sales; revenues; gross margin; gross income; net income; operating income; income from continuing operations; earnings (including before interest and/or taxes and/or depreciation and amortization); earnings per share (including diluted earnings per share); cash flow; free cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; net operating profit; ratio of debt to debt plus equity; return on shareholder equity; return on equity; return on sales; return on capital; return on assets; return on average net assets; operating working capital; average accounts receivable; economic value added; customer satisfaction; operating margin; profit margin; sales performance; sales growth; sales quota attainment; new sales; cross/integrated sales; client engagement; client acquisition; internal revenue growth; client retention; total shareholder return metrics; or a combination of these measures. In the case of awards that the administrator determines at the date of grant will not be considered "performance-based compensation" under Section 162(m) of the Code, the administrator may establish other performance goals not listed in the 2012 Plan.

        As to each performance goal, the relevant measurement of performance will be computed in accordance with generally accepted accounting principles to the extent applicable, but, unless otherwise determined by the administrator, will exclude the effects of the following: (i) charges for reorganizing and restructuring; (ii) discontinued operations; (iii) asset write-downs; (iv) gains or losses on the disposition of a business; (v) changes in tax or accounting principles, regulations or laws; (vi) mergers, acquisitions or dispositions; (vii) impacts on interest expense, preferred dividends and share dilution as a result of debt and capital transactions; and (viii) extraordinary, unusual and/or non-recurring items of income, expense, gain or loss, that, in case of each of the foregoing, we identify in our publicly filed periodic or current reports, our audited financial statements, including notes to the financial statements, or the Management's Discussion and Analysis section of our annual report. With respect to any award intended to qualify as performance-based compensation under Section 162(m) of the Code, such exclusions may be made only to the extent consistent with Section 162(m) of the Code. To the extent consistent with Section 162(m), the administrator may also provide for other adjustments to performance goals in the award agreement or plan document evidencing any award at the time the award is granted. In addition, the administrator may appropriately adjust any evaluation of performance under a performance goal to exclude any of the following events that occurs during a performance period: (i) litigation, claims, judgments or settlements; (ii) the effects of changes in other laws or regulations affecting reported results; and (iii) accruals of any amounts for payment under the 2012 Plan or any other compensation arrangements that we maintain (except that, with respect to any award intended to qualify as performance-based compensation under Section 162(m) of the Code, such adjustment may be made only to the extent consistent with Section 162(m) of the Code). Where applicable, the performance goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers, averages and/or percentages) in the particular criterion or achievement in relation to a peer group or other index. The performance goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

Award Limits

        In order to qualify as "performance-based compensation" under Section 162(m) of the Code, we are required to establish limits on the number of awards that we may grant to a particular participant. The award limits in the 2012 Plan were established in order to provide us with maximum flexibility, and are not necessarily indicative of the size of award that we expect to make to any particular participant. Under the 2012 Plan, no participant may be granted awards that could result in such participant: receiving options for, or stock appreciation rights with respect to, more than 500,000 shares of Common Stock during any fiscal year ; receiving awards of restricted stock or restricted stock units or other stock-based awards relating to more than 300,000 shares of Common Stock during any fiscal year; receiving awards of performance shares or awards of performance units, the value of which is based on the fair market value of Common Stock, for more than 300,000 shares of Common Stock during any fiscal year; or receiving awards of performance units, the value of which is not based on the fair market value of shares of Common Stock, annual cash incentive awards, long-term cash incentive awards or dividend equivalent units that would pay more than $10,000,000 in any fiscal year. As amended and restated, the 2012 Plan would also provide that no non-employee director may receive grants of equity-based awards in any fiscal year with an aggregate grant date fair value in excess of $500,000. Each of these limitations is subject to adjustment as described above.

Transferability

        Awards are not transferable other than by will or the laws of descent and distribution, unless the administrator allows a participant to designate in writing a beneficiary to exercise an award or receive payment under an award after the participant's death, to transfer an award to the former spouse of the participant as required by a domestic relations order incident to a divorce or to transfer an award for no consideration.

Adjustments

        If:

  •
  we are involved in a merger or other transaction in which our Common Stock is changed or exchanged;

  •
  we subdivide or combine our Common Stock or we declare a dividend payable in our Common Stock, other securities (other than stock purchase rights issued pursuant to a shareholder rights agreement) or other property;

  •
  we effect a cash dividend, the amount of which, on a per share basis, exceeds 10% of the fair market value of a share of Common Stock at the time the dividend is declared, or we effect any other dividend or other distribution on our Common Stock in the form of cash, or a repurchase of shares of Common Stock, that our Board determines is special or extraordinary in nature or that is in connection with a transaction that we characterize publicly as a recapitalization or reorganization involving our Common Stock; or

  •
  any other event occurs, which, in the judgment of the administrator necessitates an adjustment to prevent an increase or decrease in the benefits or potential benefits intended to be made available under the 2012 Plan;

        then the administrator will, in a manner it deems equitable to prevent an increase or decrease in the benefits or potential benefits intended to be made available under the 2012 Plan and subject to certain provisions of the Code, adjust the number and type of shares of Common Stock subject to the 2012 Plan and which may, after the event, be made the subject of awards; the number and type of shares of Common Stock subject to outstanding awards; the grant, purchase or exercise price with respect to any award; and performance goals of an award.

        In any such case, the administrator may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award. However, if the transaction or event constitutes a change in control, as defined in the 2012 Plan, then the payment must be at least as favorable to the holder as the greatest amount the holder could have received for such award under the change in control provisions of the 2012 Plan. The administrator may, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, and without affecting the number of shares of Common Stock otherwise reserved or available under the 2012 Plan, authorize the issuance or assumption of awards upon terms it deems appropriate.

Change in Control

        The following describes what happens with a participant's compensation upon a change in control:

  •
  If the purchaser, successor or surviving corporation (or parent thereof), which we refer to as the "Successor," agrees, some or all outstanding awards will be assumed, or replaced with the same type of award with similar terms and conditions, by the Successor in the transaction. If the participant's employment with the Successor terminates in connection with or within twenty-four (24) months following the change in control for any reason other than an involuntary termination by the Successor for cause or a voluntary termination by the participant without good reason, then all of the participant's awards that are in effect will be vested in full or deemed earned in full (assuming the maximum performance goals provided under the award were met, if applicable) effective on the date of such termination.

  •
  If the Successor does not assume the awards or issue replacement awards, then, unless provided otherwise in an award agreement or by the Compensation Committee, immediately prior to the date of the change in control all awards that are then held by participants will be cancelled in exchange for the right to receive the following:

  •
  For each stock option or stock appreciation right, a cash payment equal to the excess of the change in control price (as determined by the administrator) of the shares of Common Stock covered by the stock option or stock appreciation right over the purchase or grant price of such shares of Common Stock under the award;

  •
  For each share of restricted stock and each restricted stock unit, the change in control price;

  •
  For each performance share and/or performance unit that has been earned but not yet paid, a cash payment equal to the value of the performance share and/or performance unit;

  •
  For each performance share and/or performance unit for which the performance period has not expired, a cash payment equal to the value of the performance share and/or performance unit calculated at the target performance level;

  •
  For all incentive awards that are earned but not yet paid, a cash payment equal to the value of the award;

  •
  For all incentive awards that are not yet earned, a cash payment equal to the amount that would have been due if the performance goals (measured at the time of the change in control) were to be achieved at the target level through the end of the performance period;

  •
  For a cash payment equal to the value of the dividend equivalent unit; and

  •
  For all other awards, a cash payment based on the value of the award as of the date of the change in control.

        The payments in respect of cancelled awards will be made as follows:

  •
  To the extent the payments are attributable (1) to awards that were fully vested and earned as of the date of the change in control, or (2) to stock options or stock appreciation rights (regardless of whether they were vested or earned), the payments will be made on the date of the change in control; and

  •
  To the extent the payments are attributable to awards (other than stock options and stock appreciation rights) that were unvested or unearned as of the date of the change in control, the payments will be made on the earlier of (1) 30 days after the termination of the participant's employment with the Successor in connection with or within 24 months following the change in control for any reason other than an involuntary termination by the Successor for cause or a voluntary termination by the participant without good reason or (2) the date the awards would have become vested or earned.

        Any payment in respect of cancelled awards (other than stock options or stock appreciation rights) that were unvested or unearned as of the date of the change in control will be forfeited if the participant's employment with the Successor is terminated involuntarily by the Successor for cause or voluntarily by the participant without good reason prior to the payment date.

        A "change in control" is generally defined in the 2012 Plan as:

  •
  The occurrence of certain mergers, consolidations, statutory share exchanges or similar forms of corporation transactions, or certain dispositions of all or substantially all of our assets to an unaffiliated entity (if the transactions or dispositions require the approval of shareholders);

  •
  The approval by the shareholders of a plan or proposal for our dissolution;

  •
  The acquisition by a person unaffiliated with our company of 25% or more of our outstanding voting securities as a result of specified types of transactions;

  •
  A change in the composition of a majority of our Board over a period of two years (if the new directors are not approved by the incumbent Board); or

  •
  Another event constituting a "change in control" within the meaning of the SEC's proxy rules.

No Gross-Up for Excise Taxes

        The 2012 Plan does not provide a gross-up to participants if excise taxes are imposed on any payments or benefits because of the golden parachute excise tax provisions of Code Sections 280G and 4999. Instead, the 2012 Plan provides that any affected participant's payments or benefits will be either cut back, to a level below the level that would trigger the imposition of the excise taxes, or paid in full and subjected to the excise taxes, whichever results in the better after-tax result to the participant.

Term of 2012 Plan

        Unless earlier terminated by our Board, the 2012 Plan will remain in effect until all Common Stock reserved for issuance under the 2012 Plan has been issued.

Termination and Amendment

        Our Board or the administrator may amend, alter, suspend, discontinue or terminate the 2012 Plan at any time, except:

  •
  our Board must approve any amendment to the 2012 Plan if we determine such approval is required by action of the Board, applicable corporate law or any other applicable law;

  •
  shareholders must approve any amendment to the 2012 Plan if we determine that such approval is required by Section 16 of the Exchange Act, the listing requirements of any principal securities exchange or market on which our Common Stock is then traded, or any other applicable law; and

  •
  shareholders must approve any amendment to the 2012 Plan that materially increases the number of shares of Common Stock reserved under the 2012 Plan or the per participant award limitations set forth in the 2012 Plan or that diminishes the provisions on repricing or backdating stock options and stock appreciation rights.

        The administrator may modify, amend or cancel any award or waive any restrictions or conditions applicable to any award or the exercise of the award. Except as otherwise provided in the 2012 Plan or any award agreement, any modification or amendment that materially diminishes the rights of the participant or any other person that may have an interest in the award, will be effective only if agreed to by that participant or other person. The administrator does not need to obtain participant or other interested party consent, however, for the modification, amendment or cancellation of an award pursuant to the adjustment provisions of the 2012 Plan or to the extent the administrator deems such action necessary to comply with any applicable law, the listing requirements of any principal securities exchange or market on which our Common Stock is then traded, to preserve favorable accounting or tax treatment of any award for us or to the extent the administrator determines that such action does not materially and adversely affect the value of an award or that such action is in the best interest of the affected participant or any other person(s) as may then have an interest in the award. In addition, except as otherwise provided in the 2012 Plan, the administrator may modify or amend any award granted to a participant under the Prior Plan, or waive any restrictions or conditions applicable to any such award, in order to reflect award terms consistent with the permitted terms of awards granted under the 2012 Plan regardless of the terms of the Prior Plan. The termination of the 2012 Plan will not affect the rights of participants with respect to awards previously granted to them, and all unexpired awards will continue in force after termination of the 2012 Plan except as they may lapse or be terminated by their own terms and conditions.

Cancellation; Disgorgement and Clawback

        The administrator can terminate or cause a participant to forfeit an award, and require a participant to disgorge to us any gains attributable to an award, if the participant engages in any action constituting, as determined by the administrator in its discretion, a breach of any agreement between the participant and us our one of our affiliates concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.

        Any awards granted under the 2012 Plan, and any shares issued or cash paid pursuant to an award, are subject to any recoupment or clawback policy that we adopt from time to time, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards.

        Unless an award agreement specifies otherwise, the administrator may cancel any award at any time if the participant is not in compliance with all applicable provisions of the award agreement and the 2012 Plan.

Repricing Prohibited

        Neither the administrator nor any other person may amend the terms of outstanding stock options or stock appreciation rights to reduce the exercise price of such outstanding stock options or stock appreciation rights; cancel outstanding stock options or stock appreciation rights in exchange for stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights; or cancel outstanding stock options or stock appreciation rights with an exercise price above the current per share price of the Common Stock in exchange for cash or other securities.

Backdating Prohibited

        The administrator may not grant a stock option or stock appreciation right with a grant date that is effective prior to the date the administrator takes action to approve such award.

Foreign Participation

        To assure the viability of awards granted to participants employed or residing in foreign countries, the administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the administrator may approve such supplements to, or amendments, restatements or alternative versions of, the 2012 Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the administrator approves for purposes of using the 2012 Plan in a foreign country will not affect the terms of the 2012 Plan for any other country.

Certain Federal Income Tax Consequences

        The following summarizes certain federal income tax consequences relating to the 2012 Plan. The summary is based on the laws and regulations in effect as of the date of this proxy statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt or exercise of awards under foreign, state or local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the 2012 Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

Stock Options

        The grant of a stock option under the 2012 Plan will create no income tax consequences to us or to the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock at such time over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Upon the participant's subsequent disposition of the shares of Common Stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the Common Stock on the exercise date).

        In general, a participant will recognize no income or gain as a result of the exercise of an incentive stock option, except that the alternative minimum tax may apply. Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of the Common Stock acquired pursuant to the exercise of an incentive stock option and we will not be allowed a deduction. If the participant fails to hold the shares of Common Stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of the gain realized on the disposition and the excess of the fair market value of the shares of Common Stock on the exercise date over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

Stock Appreciation Rights

        The grant of a stock appreciation right under the 2012 Plan will create no income tax consequences to us or to the recipient. A participant who is granted a stock appreciation right will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock at such time over the grant price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. If the stock appreciation right is settled in shares of our Common Stock, upon the participant's subsequent disposition of such shares, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the Common Stock on the exercise date).

Restricted Stock

        Generally, a participant will not recognize income and we will not be entitled to a deduction at the time an award of restricted stock is made under the 2012 Plan, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the Common Stock on the date the restrictions lapse). Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and we will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

        A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, then we will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by us. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to claim a credit for the tax previously paid. In addition, we would then be required to include as ordinary income the amount of any deduction we originally claimed with respect to such shares.

Restricted Stock Units

        A participant will not recognize income and we will not be entitled to a deduction at the time an award of a restricted stock unit is made under the 2012 Plan. Upon the participant's receipt of shares (or cash) at the end of the restriction period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If the restricted stock units are settled in whole or in part in shares, upon the participant's subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares' tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Shares

        The grant of performance shares will create no income tax consequences for us or the participant. Upon the participant's receipt of shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of the shares received, except that if the participant receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described above. In addition, the participant will recognize ordinary compensation income equal to the dividend equivalents paid on performance shares prior to or at the end of the performance period. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes income. Upon the participant's subsequent disposition of the shares, the participant will recognize a capital gain or loss (long-term or short-term depending on the holding period) to the extent the amount realized from the disposition differs from the shares' tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Units

        The grant of a performance unit will create no income tax consequences to us or the participant. Upon the participant's receipt of cash and/or shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If performance units are settled in whole or in part in shares, upon the participant's subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares' tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Incentive Awards

        A participant who is paid an incentive award will recognize ordinary income equal to the amount of cash paid, and we will be entitled to a corresponding income tax deduction.

Dividend Equivalent Units

        A participant who is paid a dividend equivalent with respect to an award will recognize ordinary income equal to the value of cash or Common Stock paid, and we will be entitled to a corresponding deduction in the same amount and at the same time.

Section 162(m) Limit on Deductibility of Compensation

        Section 162(m) of the Code limits the corporate tax deduction to $1,000,000 for compensation paid annually to any one of our Named Executive Officers (other than our Chief Financial Officer). However, performance- based compensation that meets the requirements of Section 162(m) does not have to be included as part of the $1,000,000 limit. The 2012 Plan is designed so that awards granted to the covered individuals may meet the Section 162(m) requirements for performance-based compensation.

Code Section 409A

        Awards under the 2012 Plan may constitute, or provide for, a deferral of compensation under Section 409A of the Code. If the requirements of Section 409A are not complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax and, potentially, interest and penalties. We have sought to structure the 2012 Plan, and we expect to seek to structure awards under the 2012 Plan, to comply with Section 409A and the Department of Treasury regulations and other interpretive guidance issued pursuant to Section 409A. To the extent that we determine that any award granted under the 2012 Plan is subject to Section 409A, the award agreement evidencing such award will generally incorporate the terms and conditions required by Section 409A. The 2012 Plan and any applicable awards may be modified to exempt the awards from Section 409A or comply with the requirements of Section 409A.

Other Considerations

        Awards that are granted, accelerated or enhanced upon the occurrence of a change in control may give rise, in whole or in part, to excess parachute payments within the meaning of Section 280G of the Code to the extent that such payments, when aggregated with other payments subject to Section 280G, exceed the limitations contained in that provision. Such excess parachute payments are not deductible by us and are subject to an excise tax of 20% payable by the participant.

Securities Authorized for Issuance under Equity Compensation Plans

        Information concerning our equity compensation plans at December 31, 2016, was as follows:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	3,149,099	$115.02	4,249,124
Equity compensation plans not approved by security holders	—	—	—
Total	3,149,099	$115.02	4,249,124

(1)
The number is comprised of 2,734,764 stock options, 404,494 performance shares and 9,841 restricted shares.

(2)
The weighted-average exercise price relates only to the 2,734,764 stock options. Performance and restricted shares do not have an exercise price and, therefore, are not included in this calculation.

New Plan Benefits

        Each of our non-employee directors receives, as part of their annual retainer at the time of our annual meeting, an annual stock award with at target value of $150,000, paid in the form of our Common Stock. The number of shares is calculated by dividing the target value by the preceding 20-day average closing price of our Common Stock on the NYSE on the grant date, rounded down to the nearest whole share. The value of any fractional share and the balance of the annual retainer are paid in cash. We expect to issue the annual stock award to our non-employee directors at the time of our annual meeting of shareholders under the 2012 Plan.

        Other than the grants to non-employee directors at the time of the annual meeting, we cannot currently determine the awards that may be granted under the 2012 Plan in the future to the executive officers named in this proxy statement, other officers, directors or other persons. The administrator will make such determinations from time to time.

Vote Required and Recommendation of the Board of Directors

        The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting will be required to approve the 2012 Plan as amended and restated. Abstentions and broker non-votes will not affect the voting results for this proposal.

        OUR BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2012 PLAN AS AMENDED AND RESTATED.

 VOTE TO APPROVE AMENDMENTS TO THE BY-LAWS TO IMPLEMENT PROXY ACCESS
(Item 15 on the Proxy Card)

        We are asking our shareholders to approve so-called "proxy access" amendments to our by-laws. Proxy access allows eligible shareholders to include their director nominees in our proxy materials for our annual meetings of shareholders, along with director nominees nominated by our Board.

Background

        At our 2016 annual meeting of shareholders, our Board included a non-binding proposal setting forth a framework for a future proxy access by-law. This proposal was supported by approximately 97% of the votes cast at our 2016 annual meeting of shareholders. In response to this expression of our shareholders' support for a proxy access by-law, our Board amended our by-laws to add a right of proxy access and, consistent with the terms of its proposal at the 2016 annual meeting of shareholders, is now seeking shareholder approval of the final amendments to the by-laws. These by-law amendments will become effective only if they are approved by a majority of the votes cast at the Annual Meeting.

Effect of Proposed By-Law Amendments

        A summary of the proposed by-law amendments is set forth below. This summary is not complete and is qualified in its entirety by reference to the full text of the proposed amended and restated by-laws, a copy of which is attached as Annex B to this proxy statement.

        Consistent with the proposal approved at the 2016 annual meeting of shareholders, the amendments to our by-laws will, if approved by shareholders, provide as follows:

  •
  Proxy access will be provided to a shareholder or a group of up to 20 shareholders that has owned shares representing at least 3% of our outstanding common stock continuously for at least three years.

  •
  Stock ownership will be determined under a standard requiring both (i) full voting and investment rights pertaining to the owned shares and (ii) full economic interest in (including the opportunity for profit and risk of loss on) such shares.

  •
  Borrowed or hedged shares will not count as owned shares; however, a shareholder will "own" shares held in the name of a nominee or other intermediary so long as the shareholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. Recallable loaned shares will count as owned shares if they are recallable within five business days.

  •
  Eligible shareholders will be permitted to nominate up to 25% of our Board (or up to at least two directors, if our Board consists of fewer than eight directors).

  •
  Nominating shareholders will be able to provide a written statement for inclusion in our proxy materials, not to exceed 500 words, in support of the shareholders' nominee's candidacy; provided, however, that we may decline to include any information in such statement we believe, in good faith, would be materially misleading or violate any applicable law or regulation.

  •
  Nominating shareholders will be required to satisfy certain informational and procedural requirements, including that (i) such shareholders do not have a purpose or intent to change or influence control of our company and (ii) their nominees will not have entered into any agreements as to how they will vote on different matters.

  •
  Proxy access will not be available if we have received notice that the nominating shareholders intend to nominate and file their own proxy materials in support of other director nominees.

  •
  Shareholder director nominees will be required to meet the same qualifications as our Board's director nominees, including independence requirements under the listing standards of the NYSE, any applicable rules of the SEC and any publicly disclosed standards used by our Board in determining independence. Individuals also could not serve as proxy access nominees to the extent their election will cause us to violate our charter documents or applicable regulations or if they are an officer or director of a competitor, the subject of a criminal proceeding or a "bad actor" under applicable SEC rules.

Our Board's Reasons for the By-Law Amendments

Our Board believes that, based on our discussions with major shareholders and our current shareholder makeup, a 3% share ownership threshold for a group of up to 20 shareholders, rather than an unlimited number of shareholders, would provide substantial opportunity for investors to access our proxy.

        We believe that a group limitation of up to 20 shareholders will provide reasonable access while limiting the possibility that small shareholders with narrowly defined special interests could become over-represented on our Board. A limitation of 20 shareholders will also prevent the administrative burden and expense that could be incurred in managing and vetting nominations from groups of potentially dozens or hundreds of small shareholders. Based on our current shareholder base, one small shareholder could reach the 3% threshold by forming a group with as few as one additional shareholder, and therefore we believe that a group of limitation of 20 would provide ample access to our proxy.

        Our Board believes that an unlimited or higher group limitation would provide opportunities for shareholders with narrowly defined special interests and short-term goals to promote their special interests and disrupt the operations of our Board and our business strategy at the expense of larger, long-term shareholders whose interests are represented by our Board as a whole rather than by a specific director they have nominated.

Our Board believes that all shareholder ownership thresholds should be calculated on a net long basis over the requisite amount of our common stock.

        Our Board believes that proxy access should require a sustained commitment to our company in terms of the shareholder's ownership interest and holding period. Consequently, we believe that only those shares for which the nominating shareholder or shareholder group have held full voting and investment rights and the full economic interest, including the opportunity for profit and risk of loss, continuously for the required holding period should count for purposes of calculating the 3% proxy access share ownership threshold. Our Board's proposed standard for proxy access share ownership is similar to the standard used under our bylaws to calculate ownership for purposes of the right of shareholders holding at least 25% of the voting power of all outstanding shares of our Common Stock to have our Corporate Secretary call a special meeting of shareholders.

Our Board believes that proxy access nominees should not be permitted to have entered into any prior agreements as to how they will vote on matters that come before our Board.

        Our proposal includes a requirement that proxy access nominees not have entered into any agreement as to how they will vote on matters that come before our Board. Our Board believes that all members of our Board should be free to consider the best interests of all of our shareholders in determining how they will vote on matters that come before our Board. If a proxy access nominee has entered into a prior agreement as to how he or she will vote on a specific matter, then as a director that individual may no longer free be to make an independent determination in the best interests of all of our shareholders. This may also risk breaching the director's fiduciary duties to the shareholders and placing the entire Board at risk.

Vote Required and Recommendation of the Board of Directors

        The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting will be required to approve the amendments to our by-laws to implement proxy access. Abstentions and broker non-votes will not affect the voting results. If the proxy access amendments are not approved, then they will not become effective and our by-laws will not provide a right of proxy access.

        OUR BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENTS TO OUR BY-LAWS TO IMPLEMENT PROXY ACCESS.

 SHAREHOLDER PROXY ACCESS PROPOSAL
(Item 16 on the Proxy Card)

        John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, has informed us in writing that he intends to offer the following resolution (the "Shareholder Proxy Access Proposal") for consideration at the Annual Meeting. In Item 15, described above, our Board is recommending that our shareholders approve amendments to our by-laws to implement proxy access. The amendments recommended by our Board are consistent with the proxy access framework supported by approximately 97% of the votes cast at our 2016 annual meeting of shareholders. The Shareholder Proxy Access Proposal seeks to change one part of that proxy access framework: the number of shareholders permitted to aggregate their holdings to meet the 3% ownership threshold to use proxy access. The proxy access framework supported at our 2016 annual meeting of shareholders and proposed by our Board in Item 15 described above would allow up to 20 shareholders to aggregate their ownership to meet the 3% ownership threshold. The Shareholder Proxy Access Proposal seeks to allow up to 50 shareholders to aggregate their ownership.

        Our Board unanimously recommends that you vote FOR our Board's proposal to amend our by-laws to implement proxy access and AGAINST the Shareholder Proxy Access Proposal.

        In accordance with SEC rules, the following text of the Shareholder Proxy Access Proposal and the supporting statement are presented exactly as they were submitted to the company.

Proposal 16—Shareholder Proxy Access Reform

        Shareholders request that our board of directors take the steps necessary to allow at least 50 shareholders to aggregate their shares to equal 3% of our stock owned continuously for 3-years in order to make use of shareholder proxy access.

        Even if the 20 largest public pension funds were able to aggregate their shares, they would not meet the 3% criteria for a continuous 3-years at most companies examined by the Council of Institutional Investors. Additionally many of the largest investors of major companies are routinely passive investors who would be unlikely to be part of the proxy access shareholder aggregation process.

        It is unlikely that the number of shareholders who participate in the aggregation process would reach an unwieldy number due to the rigorous rules our management adopted for a shareholder to qualify as one of the aggregation participants. Plus it is easy for our management to screen aggregating shareholders because management simply needs to find one item lacking from a list of typical proxy access requirements.

Please vote to enhance shareholder value:

Shareholder Proxy Access Reform—Proposal 16

STATEMENT IN OPPOSITION

        For the reasons described below, our Board encourages you to vote FOR our Board's proposal to amend our by-laws to implement proxy access (Item 15) and AGAINST the Shareholder Proxy Access Proposal (this Item 16).

The Shareholder Proxy Access Proposal is contrary to our Board's belief, based on our discussions with major shareholders and our current shareholder makeup, that allowing a group of up to 20 shareholders to aggregate their holdings to meet the 3% share ownership threshold, rather than a group of up to 50 shareholders, will provide substantial opportunity for investors to access our proxy.

        We believe that a group limitation of up to 20 shareholders will provide reasonable access while limiting the possibility that small shareholders with narrowly defined special interests could become over-represented on our Board. A limitation of 20 shareholders will also prevent the administrative burden and expense that could be incurred in managing and vetting nominations from groups of potentially dozens of small shareholders. Based on our current shareholder base, one small shareholder could reach the 3% threshold by forming a group with as few as one additional shareholder, and therefore we believe that a group of limitation of 20 would provide ample access to our proxy.

        Our Board believes that a higher group limitation would provide opportunities for shareholders with narrowly defined special interests and short-term goals to promote their special interests and disrupt the operations of our Board and our business strategy at the expense of larger, long-term shareholders whose interests are represented by our Board as a whole rather than by a specific director they have nominated.

The Shareholder Proxy Access Proposal is contrary to our shareholders' vote at our 2016 annual meeting in favor of a proxy access framework with a group limitation of up to 20 shareholders and against a shareholder proposal that would not have imposed any group limitation.

        At our 2016 annual meeting of shareholders, our Board included a non-binding proposal setting forth a framework for a future proxy access by-law that included a group limitation of up to 20 shareholders. This proposal was supported by approximately 97% of the votes cast at our 2016 annual meeting of shareholders. The proponent of the Shareholder Proxy Access Proposal also included a proxy access proposal at the 2016 annual meeting of shareholders that would have included no limit on the number of shareholders who could aggregate their ownership to satisfy the 3% share ownership threshold. The proponent's proposal was opposed by a majority of the votes cast at the meeting.

        In response to our shareholders' support for the proxy access framework described in our Board's proposal and their opposition to the framework described in the proponent's proposal, our Board amended our by-laws to add a right of proxy access including a group limitation of up to 20 shareholders, and is now seeking shareholder approval of the final amendments to the by-laws in Item 15 above. The Shareholder Proxy Access Proposal seeks to deviate from the proxy access framework approved by shareholders by increasing the group limitation to up to 50 shareholders, whereas our Board's proposal in Item 15 is consistent with our shareholders' preferences as expressed through their votes at our 2016 annual meeting.

Voting Standard and Effect of the Shareholder Proxy Access Proposal

        Approval of the Shareholder Proxy Access Proposal (this Item 16) is not conditioned on the outcome of our Board's proposal to amend our by-laws to implement proxy access (Item 15). The Shareholder Proxy Access Proposal is advisory and non-binding in nature, and constitutes a recommendation by our shareholders to our Board.

        The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting will be required to approve our Board's proposal to amend our by-laws to implement proxy access or this Shareholder Proxy Access Proposal. Abstentions and broker non-votes will not affect the voting results for either proposal.

        If our Board's proposal to amend our by-laws to implement proxy access is approved (whether or not the Shareholder Proxy Access Proposal is also approved, and regardless of the relative approval percentages of the two proposals), our by-laws will be amended as described in our Board's proposal. If the Shareholder Proxy Access Proposal is also approved, or if the Shareholder Proxy Access Proposal is approved and our Board's proposal is not, then our Board will take that advisory vote under consideration and determine whether to seek to implement the proxy access framework sought by the Shareholder Proxy Access Proposal.

        However, if our shareholders do not approve our Board's proposal to amend our by-laws to implement proxy access, then our by-laws will not be amended and our Board could determine not to adopt any form of proxy access right. Our Board also may determine to provide for a proxy access right either on the terms set forth in our Board's proxy access proposal (Item 15) or on other terms if shareholders do not approve our Board's proposal, based on further engagement with our shareholders.

        To implement a proxy access proposal that will continue to foster the substantial long-term shareholder value that we believe we can deliver to shareholders, our Board recommends that you vote AGAINST the Shareholder Proxy Access Proposal.

        FOR THESE REASONS, OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THIS SHAREHOLDER PROXY ACCESS PROPOSAL AND FOR OUR BOARD'S PROPOSAL TO AMEND OUR BY-LAWS TO IMPLEMENT PROXY ACCESS.

 STOCK OWNERSHIP OF DIRECTORS, MANAGEMENT AND OTHERS

        The following table sets forth information with respect to the beneficial ownership of our Common Stock as of March 7, 2017 by:

  •
  Each current director and director nominee;

  •
  Each executive officer appearing in the Summary Compensation Table;

  •
  All directors and executive officers as a group; and

  •
  Any person who is known by us to beneficially own more than 5% of the outstanding shares of our Common Stock based on our review of the reports regarding ownership filed with the SEC.

        Beneficial ownership is determined in accordance with the rules of the SEC and includes any shares over which a person exercises sole or shared voting or investment power. Under these rules, beneficial ownership also includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days of March 7, 2017 through the exercise of any stock option or other right. Shares subject to stock options or other rights are deemed to be outstanding for the purpose of computing the ownership percentage of the person beneficially holding these stock option or other rights, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person.

Name	Amount and Nature of Beneficial Ownership(1)		Percent of Class
State Street Corporation	12,179,107	(2)	7.2%
One Lincoln Street Boston, MA 02111
The Vanguard Group	10,805,548	(3)	6.4%
100 Vanguard Blvd. Malvern, PA 19355
BlackRock, Inc.	10,047,820	(4)	6.0%
55 East 52nd Street New York, NY 10055
Robert J. Bernhard	11,469		*
Franklin R. Chang Diaz	6,452		*
Bruno V. Di Leo	4,103		*
Stephen B. Dobbs	6,928		*
Richard J. Freeland	96,500	(5)	*
Robert K. Herdman	11,224		*
Alexis M. Herman	29,767		*
N. Thomas Linebarger	330,705	(6)	*
Thomas J. Lynch	4,386		*
William I. Miller	44,680	(7)	*
Georgia R. Nelson	18,474	(8)	*
Marya M. Rose	48,331	(9)	*
Tony L. Satterthwaite	99,727	(10)	*
Pat J. Ward	82,423	(11)	*
All directors and executive officers as a group, a total of 30 persons	1,045,298	(12)	*

*
Less than 1%.

(1)
Except as otherwise indicated, the voting and investment powers of the shares listed are held solely by the reported owner.

(2)
The source of this information is a Schedule 13G filed February 14, 2017 with the SEC disclosing beneficial ownership of our Common Stock by State Street Corporation. State Street Corporation disclosed in its Schedule 13G that it has shared investment and voting power for all of the shares. State Street Bank and Trust Company ("State Street Bank and Trust") is the trustee of certain employee benefit plans sponsored by us which are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Shares of Common Stock are held in trust for the benefit of employees in the plans. As of December 31, 2016, based on information provided to us by State Street Bank and Trust, in its capacity as trustee, it held 9,034,612 shares of Common Stock on behalf of the plans, some of which had not been allocated to plan participants. As plan trustee, State Street Bank and Trust votes unallocated shares and shares allocated to participants' accounts as directed by participants. Shares of our Common Stock held by State Street Bank and Trust, as trustee on behalf of the plans, as to which participants have made no timely voting directions are voted by the plan trustee in the same proportions as shares for which directions are received (subject to the trustee's responsibilities under Section 404 of ERISA).

(3)
The source of this information is a Schedule 13G/A filed February 9, 2017 with the SEC disclosing beneficial ownership of our Common Stock by The Vanguard Group and its related companies. The Vanguard Group and its related companies stated in their Schedule 13G/A that they have sole investment power for only 10,531,274 shares and sole voting power for only 246,766 shares.

(4)
The source of this information is a Schedule 13G/A filed January 23, 2017 with the SEC disclosing beneficial ownership of our Common Stock by BlackRock, Inc. and its related companies. BlackRock, Inc. and its related companies stated in their Schedule 13G/A that they have sole investment power for all of the shares and sole voting power for only 8,527,335 shares.

(5)
Includes 62,470 shares that may be purchased upon the exercise of vested stock options within 60 days of March 7, 2017.

(6)
Includes 240 shares held by Mr. Linebarger's spouse and 196,730 shares that may be purchased upon the exercise of vested stock options within 60 days of March 7, 2017.

(7)
Includes 500 shares held in the Miller Annual Exclusion Trust.

(8)
Includes 1,977 shares held by Ms. Nelson's spouse.

(9)
Includes 31,730 shares that may be purchased upon the exercise of vested stock options within 60 days of March 7, 2017.

(10)
Includes 59,450 shares that may be purchased upon the exercise of vested stock options within 60 days of March 7, 2017.

(11)
Includes 51,230 shares that may be purchased upon the exercise of vested stock options within 60 days of March 7, 2017.

(12)
Includes 555,896 shares that may be purchased upon the exercise of vested stock options within 60 days of March 7, 2017.

OTHER BUSINESS

        Our Board does not know of any business to be presented for action at the Annual Meeting other than that set forth in the Notice of Annual Meeting of Shareholders as reflected in Items 1 through 16 on the proxy card, and as referenced in this proxy statement. Under the terms of our by-laws, moreover, since the deadline for notice of additional business has passed, no additional business may be presented by shareholders for action at the Annual Meeting.

 OTHER INFORMATION
Related-Party Transactions

        Our company, together with our subsidiaries and affiliates, is a global company with extensive operations in the U.S. and many foreign countries. We have thousands of employees with widespread authority to purchase goods and services. Because of these far-reaching activities, we encounter transactions and business arrangements with persons, businesses and other organizations in which one of our directors, executive officers or nominees for director, significant investors or their immediate families, may also be a director, executive officer, or have some other direct or indirect material interest. Such transactions and arrangements, which we refer to as related-party transactions, have the potential to create actual or perceived conflicts of interest.

        As a result, the Audit Committee of our Board has established, and our Board has approved, a written policy and procedures for review, approval or ratification of any related-party transactions or proposed transactions where the amount involved in any year exceeds or will exceed $120,000. These procedures require that, in deciding whether to approve such a related-party transaction involving a director, director nominee, executive officer, holder of more than five percent of our Common Stock or their immediate family members, the Audit Committee must consider, among other factors:

  •
  Information about the goods and services to be or being provided by or to the related party;

  •
  The nature of the transaction and the costs to be incurred by us or payments to us;

  •
  An analysis of the costs and benefits associated with the transaction;

  •
  The business advantage we would gain by engaging in the transaction; and

  •
  An analysis of the significance of the transaction to us and the related party.

        To receive Audit Committee approval, a related party transaction must be on terms that are believed to be fair and reasonable to us. Our policy requires that there be a business or corporate interest supporting the transaction and that the transaction be in the best interest of us and our shareholders.

        Based on information known to us, we believe there were no transactions during 2016 in which we were or are to be a participant in which the amount involved exceeded or will exceed $120,000, and in which any director, director nominee, executive officer, holder of more than five percent of our Common Stock at the time of the transaction or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% of our Common Stock, to file reports of ownership and changes in ownership of such securities with the SEC and the NYSE. Copies of these reports must also be furnished to us. Based solely upon a review of the copies of the forms filed under Section 16(a) and furnished to us, written representations from reporting persons after inquiry, and forms filed by us on the reporting person's behalf, we believe that all filing requirements under Section 16(a) applicable to our executive officers and directors were complied with during 2016, except that a late Form 4 was filed for Ms. Rose on June 6, 2016 to report a sale occurring on May 25, 2016 and a late Form 4 was filed for Mr. Chapman on November 14, 2016 to report a bona fide gift transaction occurring in 2012.

Shareholder Proposals

        Shareholders may submit proposals to be considered for shareholder action at our 2018 annual meeting of shareholders and inclusion in our proxy statement and proxy card if they do so in accordance with the appropriate regulations of the SEC. For such proposals to be considered for inclusion in our proxy statement and form of proxy card for our 2018 annual meeting of shareholders, they must be received by our Secretary no later than November 27, 2017.

        If a shareholder desires to bring proper business before an annual meeting of shareholders which is not the subject of a proposal timely submitted for inclusion in our proxy statement and form of proxy as described above, the shareholder must follow procedures outlined in our by-laws. Pursuant to our by-laws, a shareholder may bring business to be considered at the annual meeting, provided that the shareholder (i) is a shareholder of record at the time of giving notice to us of the of the business and is entitled to vote at the annual meeting where the business will be considered, and (ii) complies with the applicable notice procedures set forth in our by-laws. Our by-laws provide that, in the case of business other than the election of directors, the shareholder bringing the business must deliver written notice of the business to our Secretary no later than 90 days preceding the date the meeting is scheduled to occur in the notice of such meeting first given to shareholders, which we refer to as the "originally scheduled date," unless such date is earlier than the first anniversary of the date set forth in our first mailed definitive proxy materials for the prior year's annual meeting, in which case written notice of the proposal must be delivered not later than the close of business on the 10th day following the first public disclosure of the earlier date.

        Each required notice must contain certain information, including information about the shareholder, as prescribed by the by-laws.

Legal Matters Involving Directors

        From 1990 to 2009, William I. Miller was Chairman and CEO of Irwin Financial Corporation, a diversified financial services company. On September 18, 2009, Irwin Financial Corporation filed a voluntary petition for relief under Chapter 7 of Title 11 of the United States Code before the United States Bankruptcy Court for the Southern District of Indiana.

Expenses of Solicitation

        The cost of this proxy solicitation will be borne by us. We will solicit proxies by mailing proxy materials to certain shareholders and a Notice of Internet Availability of Proxy Materials to all other shareholders; for shareholders that do not receive the full proxy materials, printed copies will be sent upon request as provided below and as provided in the Notice of Internet Availability of Proxy Materials.

        We have retained Morrow & Co., LLC, 470 West Avenue, Stamford, Connecticut 06902, to assist us in the solicitation of proxies for a fee not to exceed $9,000 plus expenses. Proxies may also be solicited by mail, telephone, e-mail or fax by our directors, officers and employees who will not be separately compensated for such services. Banks, brokerage houses and other institutions, nominees or fiduciaries will be reimbursed for their reasonable expenses incurred in forwarding proxy materials to the beneficial owners of our Common Stock upon request.

Delivery of Proxy Materials to Households

        Pursuant to the rules of the SEC, services that deliver our communications to shareholders that hold their stock through a bank, broker or other holder of record may deliver to multiple shareholders sharing the same address a single copy of our Notice of Internet availability of Proxy Materials and, as applicable, a printed version of our annual report to shareholders and this proxy statement. Upon oral or written request, we will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials, annual report to shareholders and/or proxy statement to any shareholder at a shared address to which a single copy of the document was delivered.

        Shareholders sharing an address may also request delivery in the future of a single copy of a Notice of Internet Availability of Proxy Materials, annual report to shareholders and/or proxy statement if they are currently receiving multiple copies of such documents. Shareholders may notify us of their requests by calling or writing to our Secretary at (317) 610-2500 or Cummins Inc., 301 East Market Street, Indianapolis, Indiana 46204.

March 27, 2017

        We will furnish to any shareholder, without charge, a copy of our Annual Report on Form 10-K. You may also obtain a copy of the Form 10-K by writing to Mark J. Sifferlen, Secretary, Cummins Inc., 301 East Market Street, Indianapolis, Indiana 46204 or on our website at www.cummins.com.

 Annex A

2012 Omnibus Incentive Plan

As Proposed to be Amended and Restated

CUMMINS INC.
2012 OMNIBUS INCENTIVE PLAN
AS AMENDED AND RESTATED

        1.    Purpose and Effective Date.

          (a)    Purpose.    The Cummins Inc. 2012 Omnibus Incentive Plan, as amended and restated, is designed to attract, retain, focus and motivate executives, other selected employees, directors and consultants and to link the interests of these individuals with the interests of the Company's shareholders over the longer term. The Plan will accomplish these objectives by offering the opportunity to acquire shares of the Company's common stock, receive monetary payments based on the value of such common stock or receive other incentive compensation on the terms that this Plan provides.

          (b)    Effective Date.    This Plan became effective on May 8, 2012, the date on which the Plan was approved by the Company's shareholders (the "Effective Date"). As a result of shareholder approval of this Plan, the Company's prior equity incentive compensation plan, the Cummins Inc. 2003 Stock Incentive Plan (the "Prior Plan"), terminated on the Effective Date; each of the Cummins Inc. Senior Executive Target Bonus Plan, the Cummins Inc. Target Bonus Plan, the Cummins Inc. Senior Executive Longer Term Performance Plan and the Cummins Inc. Longer Term Performance Plan terminated on December 31, 2012; and no new awards could be granted under such plans after their respective termination dates; provided that each such plan continued to govern awards outstanding as of the date of such plan's termination and such awards continued in force and effect until terminated pursuant to their respective terms. The Board amended and restated this Plan on February 13, 2017, contingent on subsequent shareholder approval of this Plan as amended and restated.

        2.    Definitions.    Capitalized terms used in this Plan have the following meanings:

          (a)   "Administrator" means the Committee; provided that, to the extent the Board has retained authority and responsibility as an Administrator of the Plan or delegated it to another committee of the Board as permitted by Section 3(b), the term "Administrator" shall also mean the Board or such other committee or, to the extent the Committee has delegated authority and responsibility as an Administrator of the Plan to one or more officers of the Company as permitted by Section 3(b), the term "Administrator" shall also mean such officer or officers.

          (b)   "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option or Stock Appreciation Right may be granted, the term "Affiliate" means any entity that, directly or through one or more intermediaries, is controlled by, controls, or is under common control with, the Company within the meaning of Code Sections 414(b) or (c); provided that, in applying such provisions, the phrase "at least 20 percent" shall be used in place of "at least 80 percent" each place it appears therein.

          (c)   "Amendment Approval Date" means the date on which the Company's shareholders approve this Plan as amended and restated by the Board on February 13, 2017.

          (d)   "Award" means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Restricted Stock, Restricted Stock Units, Shares, an Annual Incentive Award, a Long-Term Incentive Award, Dividend Equivalent Units or any other type of award permitted under the Plan.

          (e)   "Board" means the Board of Directors of the Company.

          (f)    "Cause" means, except as otherwise determined by the Administrator and set forth in an Award agreement: (i) if a Participant is subject to an employment, retention or similar agreement with the Company or an Affiliate that includes a definition of "Cause", such definition, and (ii) for all other Participants, (A) the willful and continued failure of the Participant to perform substantially the Participant's duties with the Company or one of its Affiliates (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Participant by the Board or the Chief Executive Officer of the Company which specifically identifies the manner in which the Board or Chief Executive Officer believes that the Participant has not substantially performed the Participant's duties, or (B) the Participant's conviction of (or plea of nolo contendere to) a felony.

          (g)   "Change of Control" means the occurrence of any of the following:

              (i)  there shall be consummated (A) any merger, consolidation, statutory share exchange or similar form of corporate transaction involving (x) the Company or (y) any of its Subsidiaries, but in the case of this clause (y) only if Company Voting Securities (as defined below) are issued or issuable (each of the events referred to in this clause (A) being hereinafter referred to as a "Reorganization") or (B) the sale or other disposition of all or substantially all the assets of the Company to an entity that is not an Affiliate (a "Sale") if such Reorganization or Sale requires the approval of the Company's shareholders under the law of the Company's jurisdiction of organization (whether such approval is required for such Reorganization or Sale or for the issuance of securities of the Company in such Reorganization or Sale), unless, immediately following such Reorganization or Sale, all or substantially all the individuals and entities who were the "beneficial owners" (as such term is defined in Rule 13d-3 under the Exchange Act (or a successor rule thereto)) of the Company's shares or other securities eligible to vote for the election of the Board ("Company Voting Securities") outstanding immediately prior to the consummation of such Reorganization or Sale beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities of the corporation resulting from such Reorganization or Sale (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all the Company's assets either directly or through one or more subsidiaries) (the "Continuing Corporation") in substantially the same proportions as their ownership, immediately prior to the consummation of such Reorganization or Sale, of the outstanding Company Voting Securities (excluding any outstanding voting securities of the Continuing Corporation that such beneficial owners hold immediately following the consummation of the Reorganization or Sale as a result of their ownership prior to such consummation of voting securities of any company or other entity involved in or forming part of such Reorganization or Sale other than the Company);

             (ii)  the shareholders of the Company shall approve any plan or proposal for the complete liquidation or dissolution of the Company;

            (iii)  any "person" (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) (each a "Person"), other than (A) the Company, (B) a Subsidiary, (C) any employee benefit plan sponsored by the Company or an Affiliate or (D) a company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, shall become the beneficial owners (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise;

            (iv)  at any time during a period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (the "Incumbent Directors") shall cease for any reason to constitute at least a majority thereof; provided, however, that any individual becoming a director subsequent to the first day of such period whose election, or nomination for election, by the Company's shareholders was approved by a vote of at least a majority of the Incumbent Directors shall be considered as though such individual were an Incumbent Director, but excluding, for purposes of this proviso, any such individual whose initial assumption of office occurs as a result of an actual or threatened proxy contest with respect to election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person, in each case other than the management of the Company or the Board; or

             (v)  any other event shall occur that would be required to be reported in response to Item 6(e) (or any successor provision) of Schedule 14A of Regulation 14A promulgated under the Exchange Act.

          Notwithstanding the foregoing, no "Change of Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the holders of the Stock immediately prior to such transaction or series of transactions continue to own, directly or indirectly, in the same proportions as their ownership in the Company, an entity that owns all or substantially all of the assets or voting securities of the Company immediately following such transaction or series of transactions.

          If an Award is considered deferred compensation subject to the provisions of Code Section 409A, then the Administrator may include an amended definition of "Change of Control" in the Award agreement issued with respect to such Award as necessary to comply with Code Section 409A.

          (h)   "Code" means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

          (i)    "Committee" means the Compensation Committee of the Board, or such other committee of the Board that is designated by the Board with the same or similar authority. The Committee shall consist only of Non-Employee Directors who also qualify as Outside Directors to the extent necessary for the Plan to comply with Rule 16b-3 promulgated under the Exchange Act or any successor rule and to permit Awards that are otherwise eligible to qualify as "performance-based compensation" under Section 162(m) of the Code to so qualify.

          (j)    "Company" means Cummins Inc., an Indiana corporation, or any successor thereto.

          (k)   "Director" means a member of the Board; "Non-Employee Director" means a Director who is not also an employee of the Company or its Subsidiaries; and "Outside Director" means a Director who qualifies as an outside director within the meaning of Code Section 162(m).

          (l)    "Disability" has the meaning given in Code Section 22(e)(3), except as otherwise determined by the Administrator and set forth in an Award agreement. The Administrator shall make the determination of Disability and may request such evidence of disability as it reasonably determines.

          (m)  "Dividend Equivalent Unit" means the right to receive a payment, in cash or Shares, equal to the cash dividends or other distributions paid with respect to a Share as described in Section 12.

          (n)   "Exchange Act" means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

          (o)   "Fair Market Value" means, per Share on a particular date: (i) the last sales price on such date on the New York Stock Exchange, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale on that exchange; (ii) if the Shares are not listed on the New York Stock Exchange, but are traded on another national securities exchange or in an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the Shares on the particular date, or on the last preceding date on which there was a sale of Shares on that exchange or market; or (iii) if the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Administrator.

          (p)   "Incentive Award" means the right to receive a cash payment to the extent Performance Goals are achieved (or other requirements are met), and shall include "Annual Incentive Awards" as described in Section 10 and "Long-Term Incentive Awards" as described in Section 11.

          (q)   "Option" means the right to purchase Shares at a stated price for a specified period of time.

          (r)   "Participant" means an individual selected by the Administrator to receive an Award.

          (s)   "Performance Goals" means any goals the Administrator establishes that relate to one or more of the following with respect to the Company or any one or more of its Subsidiaries, Affiliates or other business units: net sales; cost of sales; revenue; gross margin; gross income; net income; operating income; income from continuing operations; earnings (including before taxes, and/or interest and/or depreciation and amortization); earnings per share (including diluted earnings per share); price per share; cash flow; free cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; net operating profit; ratio of debt to debt plus equity; return on shareholder equity; return on equity; return on sales; return on capital; return on assets; return on average net assets; operating working capital; average accounts receivable; economic value added; customer satisfaction; operating margin; profit margin; sales performance; sales growth; sales quota attainment; new sales; cross/integrated sales; client engagement; client acquisition; internal revenue growth; client retention; total shareholder return metrics; or a combination of the foregoing. As to each Performance Goal, the relevant measurement of performance shall be computed in accordance with generally accepted accounting principles to the extent applicable, but, unless otherwise determined by the Administrator, will exclude the effects of the following: (i) charges for reorganizing and restructuring; (ii) discontinued operations; (iii) asset write-downs; (iv) gains or losses on the disposition of a business; (v) changes in tax or accounting principles, regulations or laws; (vi) mergers, acquisitions or dispositions; (vii) impacts on interest expense, preferred dividends and share dilution as a result of debt and capital transactions; and (viii) extraordinary, unusual and/or non-recurring items of income, expense, gain or loss, that, in case of each of the foregoing, the Company identifies in its publicly filed periodic or current reports, its audited financial statements, including notes to the financial statements, or the Management's Discussion and Analysis section of the Company's annual report. With respect to any Award intended to qualify as performance-based compensation under Section 162(m) of the Code, such exclusions shall be made only to the extent consistent with Section 162(m) of the Code. To the extent consistent with Section 162(m), the Administrator may also provide for other adjustments to Performance Goals in the Award agreement or plan document evidencing any Award at the time the Award is granted. In addition, the Administrator may appropriately adjust any evaluation of performance under a Performance Goal to exclude any of the following events that occurs during a performance period: (i) litigation, claims, judgments or settlements; (ii) the effects of changes in other laws or regulations affecting reported results; and (iii) accruals of any amounts for payment under this Plan or any other compensation arrangements maintained by the Company; provided that, with respect to any Award intended to qualify as performance-based compensation under Section 162(m) of the Code, such adjustment may be made only to the extent consistent with Section 162(m) of the Code. Where applicable, the Performance Goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers, averages and/or percentages) in the particular criterion or achievement in relation to a peer group or other index. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). In addition, in the case of Awards that the Administrator determines at the date of grant will not be considered "performance-based compensation" under Section 162(m) of the Code, the Administrator may establish other Performance Goals and provide for other exclusions or adjustments not listed in this Plan.

          (t)    "Performance Shares" means the right to receive Shares to the extent Performance Goals are achieved (or other requirements are met) as described in Section 9.

          (u)   "Performance Unit" means the right to receive a payment and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved (or other requirements are met) as described in Section 9.

          (v)   "Person" has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, or any group of Persons acting in concert that would be considered "persons acting as a group" within the meaning of Treas. Reg. § 1.409A-3(i)(5).

          (w)  "Plan" means this Cummins Inc. 2012 Omnibus Incentive Plan, as amended and restated and as it may be further amended from time to time.

          (x)   "Restricted Stock" means a Share that is subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, as described in Section 9.

          (y)   "Restricted Stock Unit" means the right to receive a payment and/or Shares equal to the Fair Market Value of one Share that is subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, as described in Section 9.

          (z)   "Retirement" means, except as otherwise determined by the Administrator and set forth in an Award agreement, termination of employment or service with the Company and its Affiliates as a result of early or normal retirement in accordance with the terms of a retirement plan maintained by the Company or its Affiliates.

          (aa) "Section 16 Participants" means Participants who are subject to the provisions of Section 16 of the Exchange Act.

          (bb) "Share" means a share of Stock.

          (cc) "Stock" means the Common Stock of the Company, par value of $2.50 per share.

          (dd) "Stock Appreciation Right" or "SAR" means the right to receive cash, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

          (ee) "Subsidiary" means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.

        3.    Administration.

          (a)    Administration.    In addition to the authority specifically granted to the Administrator in this Plan, the Administrator has full discretionary authority to administer this Plan, including but not limited to the authority to: (i) interpret the provisions of this Plan; (ii) prescribe, amend and rescind rules and regulations relating to this Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in any Award or agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan into effect; and (iv) make all other determinations necessary or advisable for the administration of this Plan. All Administrator determinations shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.

          (b)    Delegation to Other Committees or Officers.    To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to one or more officers of the Company, any or all of their respective authority and responsibility as an Administrator of the Plan; provided that no such delegation is permitted with respect to Stock-based Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of Non-Employee Directors. If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee or one or more officers to the extent of such delegation.

          (c)    Indemnification.    The Company will indemnify and hold harmless each member of the Board and the Committee, and each officer or member of any other committee to whom a delegation under Section 3(b) has been made, as to any acts or omissions, or determinations made, with respect to this Plan or any Award to the maximum extent that the law and the Company's by-laws permit.

        4.    Eligibility.    The Administrator may designate any of the following as a Participant from time to time, to the extent of the Administrator's authority: any officer or other employee of the Company or its Affiliates; an individual that the Company or an Affiliate has engaged to become an officer or employee; a consultant who provides services to the Company or its Affiliates; or a Director, including a Non-Employee Director. The Administrator's granting of an Award to a Participant will not require the Administrator to grant an Award to such individual at any future time. The Administrator's granting of a particular type of Award to a Participant will not require the Administrator to grant any other type of Award to such individual.

        5.    Types of Awards; Assistance to Participants.    Subject to the terms of this Plan, the Administrator may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary (that qualifies under Code Section 422) may receive grants of incentive stock options within the meaning of Code Section 422. Awards may be granted alone or in addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 16(e)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate, including the plan of an acquired entity). On such terms and conditions as shall be approved by the Administrator, the Company or any Subsidiary may directly or indirectly lend money to any Participant or other person to accomplish the purposes of the Plan, including to assist such Participant or other person to acquire Shares upon the exercise of Options, provided that such lending is not permitted to the extent it would violate terms of the Sarbanes-Oxley Act of 2002 or any other law, regulation or other requirement applicable to the Company or any Subsidiary.

        6.    Shares Reserved under this Plan.

          (a)    Plan Reserve.    Subject to adjustment as provided in Section 18, an aggregate of 8,500,000 Shares, plus the number of Shares available for issuance under the Prior Plan that had not been made subject to outstanding awards as of the Effective Date, plus the number of Shares described in Section 6(c), are reserved for issuance under this Plan. The Shares reserved for issuance may be either authorized and unissued Shares or shares reacquired at any time and now or hereafter held as treasury stock. The aggregate number of Shares reserved under this Section 6(a) shall be depleted by the number of Shares, if any, that are subject to an Award as determined at the time of grant; provided that the aggregate number of Shares reserved under this Section 6(a) shall be depleted by two Shares for each Share delivered in payment or settlement of a full-value Award. For this purpose, a full-value Award includes Restricted Stock, Restricted Stock Units payable in Shares, Performance Shares, Performance Units payable in Shares, and any other similar Award payable in Shares under which the value of the Award is measured as the full value of a Share, rather than the increase in the value of a Share. Notwithstanding the foregoing, the Company may issue only such number of Shares as is described in the first sentence of this Section 6(a) upon the exercise of incentive stock options. For purposes of determining the aggregate number of Shares reserved for issuance under this Plan, any fractional Share shall be rounded to the next highest full Share.

          (b)    Replenishment of Shares under this Plan.    If (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under, or the payment of other compensation with respect to Shares covered by, the Award (whether due currently or on a deferred basis), (ii) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable, or that other compensation with respect to the Shares covered by the Award will not be payable, on the basis that the conditions for such issuance will not be satisfied, (iii) Shares are forfeited under an Award or (iv) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, then such Shares shall be recredited to the Plan's reserve and may again be used for new Awards under this Plan, but Shares recredited to the Plan's reserve pursuant to clause (iv) may not be issued pursuant to incentive stock options.

          (c)    Addition of Shares from Prior Plan.    After the Effective Date, if any Shares subject to awards granted under the Prior Plan would again become available for new grants under the terms of such plan if such plan were still in effect, then those Shares will be available for the purpose of granting Awards under this Plan, thereby increasing the number of Shares available for issuance under this Plan as determined under Section 6(a), including incentive stock options. Any such Shares will not be available for future awards under the terms of the Prior Plan.

          (d)    Participant Limitations.    Subject to adjustment as provided in Section 18, no Participant may be granted Awards that could result in such Participant:

              (i)  receiving Options for, and/or Stock Appreciation Rights with respect to, more than 500,000 Shares during any fiscal year of the Company;

             (ii)  receiving Awards of Restricted Stock and/or Restricted Stock Units, and/or other Stock-based Awards pursuant to Section 13, relating to more than 300,000 Shares during any fiscal year of the Company;

            (iii)  receiving Awards of Performance Shares, and/or Awards of Performance Units the value of which is based on the Fair Market Value of Shares, for more than 300,000 Shares during any fiscal year of the Company; or

            (iv)  receiving Awards of Performance Units the value of which is not based on the Fair Market Value of Shares, Annual Incentive Award(s), Long-Term Incentive Award(s) or Dividend Equivalent Unit(s) that would pay more than $10,000,000 to the Participant during any single fiscal year of the Company.

In all cases, determinations under this Section 6(d) should be made in a manner that is consistent with the exemption for performance-based compensation that Code Section 162(m) provides. In addition, no Non-Employee Director may receive grants of equity-based Awards in any fiscal year of the Company with an aggregate grant date fair value in excess of five hundred thousand dollars ($500,000).

        7.    Options.    Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each Option, including but not limited to: (a) whether the Option is an "incentive stock option" which meets the requirements of Code Section 422, or a "nonqualified stock option" which does not meet the requirements of Code Section 422; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares subject to the Option; (d) the exercise price, which may not be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; (e) the terms and conditions of vesting and exercise; and (f) the term, except that an Option must terminate no later than ten (10) years after the date of grant. In all other respects, the terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Administrator determines otherwise. Except to the extent Administrator determines otherwise, a Participant may exercise an Option in whole or part after the right to exercise the Option has accrued, provided that any partial exercise must be for one hundred (100) Shares or multiples thereof. If an Option that is intended to be an incentive stock option fails to meet the requirements thereof, the Option shall automatically be treated as a nonqualified stock option to the extent of such failure.

        8.    Stock Appreciation Rights.    Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including but not limited to: (a) whether the SAR is granted independently of an Option or relates to an Option; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares to which the SAR relates; (d) the grant price, provided that the grant price shall not be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant; (e) the terms and conditions of exercise or maturity, including vesting; (f) the term, provided that an SAR must terminate no later than ten (10) years after the date of grant; and (g) whether the SAR will be settled in cash, Shares or a combination thereof. If an SAR is granted in relation to an Option, then unless otherwise determined by the Administrator, the SAR shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion, that the related Option is exercisable and may be exercised or mature for all or part of the Shares subject to the related Option. Upon exercise of any number of SARs, the number of Shares subject to the related Option shall be reduced accordingly and such Option may not be exercised with respect to that number of Shares. The exercise of any number of Options that relate to an SAR shall likewise result in an equivalent reduction in the number of Shares covered by the related SAR.

        9.    Performance and Stock Awards.    Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, including but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; (c) whether the restrictions imposed on Restricted Stock or Restricted Stock Units shall lapse, and all or a portion of the Performance Goals subject to an Award shall be deemed achieved, upon a Participant's death, Disability or Retirement; (d) the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the Award will be made; (e) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; and (f) with respect to Restricted Stock Units and Performance Units, whether to settle such Awards in cash, in Shares (including Restricted Stock), or a combination thereof.

        10.    Annual Incentive Awards.    Subject to the terms of this Plan, the Administrator will determine all terms and conditions of an Annual Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing of payment, subject to the following: (a) the Administrator must require that payment of all or any portion of the amount subject to the Annual Incentive Award is contingent on the achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the

Performance Goals subject to an Award are deemed achieved upon a Participant's death, Disability or Retirement, or such other circumstances as the Administrator may specify; and (b) the performance period must relate to a period of one fiscal year of the Company except that, if the Award is made in the year this Plan becomes effective, at the time of commencement of employment with the Company or on the occasion of a promotion, then the Award may relate to a period shorter than one fiscal year.

        11.    Long-Term Incentive Awards.    Subject to the terms of this Plan, the Administrator will determine all terms and conditions of a Long-Term Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing of payment, subject to the following: (a) the Administrator must require that payment of all or any portion of the amount subject to the Long-Term Incentive Award is contingent on the achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant's death, Disability or Retirement, or such other circumstances as the Administrator may specify; and (b) the performance period must relate to a period of more than one fiscal year of the Company.

        12.    Dividend Equivalent Units.    Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Dividend Equivalent Units, including but not limited to whether: (a) such Award will be granted in tandem with another Award; (b) payment of the Award be made currently or credited to an account for the Participant which provides for the deferral of such amounts until a stated time; (c) the Award will be settled in cash or Shares; and (d) as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; provided that any Dividend Equivalent Units granted in connection with an Option, Stock Appreciation Right or other "stock right" within the meaning of Code Section 409A shall be set forth in a written arrangement that is separate from such Award, and to the extent the payment of such dividend equivalents is considered deferred compensation, such written arrangement shall comply with the provisions of Code Section 409A; and provided further that no Dividend Equivalent Unit granted in tandem with another Award shall include vesting provisions more favorable to the Participant than the vesting provisions, if any, to which the tandem Award is subject; and provided further that any performance period applicable to an Award of Dividend Equivalent Units must relate to a period of one fiscal year of the Company except that, if the Award is made in the year this Plan becomes effective, at the time of commencement of employment with the Company or on the occasion of a promotion, then the Award may relate to a period shorter than one fiscal year.

        13.    Other Stock-Based Awards.    Subject to the terms of this Plan, the Administrator may grant to Participants other types of Awards, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, Shares, either alone or in addition to or in conjunction with other Awards, and payable in Stock or cash. Without limitation except as provided herein, such Award may include the issuance of shares of unrestricted Stock, which may be awarded in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, as a bonus, or upon the attainment of Performance Goals or otherwise, or rights to acquire Stock from the Company. The Administrator shall determine all terms and conditions of the Award, including but not limited to, the time or times at which such Awards shall be made, and the number of Shares to be granted pursuant to such Awards or to which such Award shall relate; provided that any Award that provides for purchase rights shall be priced at 100% of Fair Market Value on the date of the Award.

        14.    Termination of Employment or Service.

          (a)    Unvested Awards Canceled Upon Termination.    Except as otherwise provided in an Award agreement, if the employment or service of a Participant terminates other than pursuant to subparagraphs (i) or (ii) below, all unvested Awards shall be canceled immediately.

              (i)  When a Participant's employment or service terminates as a result of the Participant's Retirement at a time when the Participant's employment or service could not have been terminated for Cause, the Administrator may permit Awards to continue in effect beyond the date of Retirement in accordance with the applicable Award agreement, and the exercisability and vesting of any Award may be accelerated.

             (ii)  When a Participant resigns and, in the judgment of the Administrator, the acceleration and/or continuation of outstanding Awards would be in the best interests of the Company, the Administrator may (A) authorize, where appropriate, the acceleration and/or continuation of all or any part of Awards granted prior to such resignation and (B) permit the exercise, vesting and payment of such Awards for such period as may be set forth in the applicable Award agreement, subject to earlier cancellation pursuant to Section 16 or at such time as the Administrator shall deem the continuation of all or any part of the Participant's Awards to be not in the Company's best interests.

          (b)    Termination for Cause.    If, after a Participant's employment or service terminates for a reason other than Cause, the Company determines that the Participant's employment or service could have been terminated for Cause had all facts been known at such time, then on the date of such determination any outstanding Awards shall terminate immediately and the Participant shall be required to disgorge to the Company any gains attributable to Awards that were outstanding at the time of the Participant's termination of employment or service.

          (c)    Death or Disability of a Participant.

              (i)  In the event of a Participant's death at a time when the Participant's employment or service could not have been terminated for Cause, the Participant's estate shall have the period specified in the Award agreement within which to receive or exercise any outstanding Award held by the Participant under such terms as may be specified in the applicable Award agreement.

             (ii)  In the event a Participant is deemed by the Company to be Disabled at a time when the Participant's employment or service could not have been terminated for Cause, Awards and rights to any Awards may be paid to or exercised by the Participant, if legally competent, or a committee or other legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability.

        15.    Transferability.    Awards are not transferable other than by will or the laws of descent and distribution, unless and to the extent the Administrator allows a Participant to: (a) designate in writing a beneficiary to exercise an Award or receive payment under an Award after the Participant's death; (b) transfer an Award to the former spouse of the Participant as required by a domestic relations order incident to a divorce; or (c) transfer an Award; provided that, with respect to this clause (c), the Participant may not receive consideration for such a transfer of an Award.

        16.    Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

          (a)    Term of Plan.    Unless the Board earlier terminates this Plan pursuant to Section 16(b), this Plan will terminate when all Shares reserved for issuance have been issued. If the term of this Plan extends beyond ten (10) years from the Amendment Approval Date, no incentive stock options may be granted after such time unless the shareholders of the Company have approved an extension of this Plan.

          (b)    Termination and Amendment.    The Board or the Administrator may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

              (i)  the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) action of the Board, (B) applicable corporate law, or (C) any other applicable law;

             (ii)  shareholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law; and

            (iii)  shareholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 6(a) or the limits set forth in Section 6(d) (except as permitted by Section 18), or (B) an amendment that would diminish the protections afforded by Section 16(e).

          (c)    Amendment, Modification, Cancellation and Disgorgement of Awards.

              (i)  Except as provided in Section 16(e) and subject to the requirements of this Plan, the Administrator may modify, amend or cancel any Award, or waive any restrictions or conditions applicable to any Award or the exercise of the Award; provided that, except as otherwise provided in the Plan or the Award agreement, any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of the Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an interest in the Award, but the Administrator need not obtain Participant (or other interested party) consent for the modification, amendment or cancellation of an Award pursuant to the provisions of subsection (ii) or Section 18 or as follows: (A) to the extent the Administrator deems such action necessary to comply with any applicable law, the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any Award for the Company, or (C) to the extent the Administrator determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant or any other person(s) as may then have an interest in the Award. In addition, except as provided in Section 16(e) and subject to the requirements of this Plan, the Administrator may modify or amend any Award granted to a Participant under the Prior Plan, or waive any restrictions or conditions applicable to any such Award, in order to reflect Award terms consistent with the permitted terms of Awards granted under this Plan regardless of the terms of the Prior Plan. Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.

             (ii)  Notwithstanding anything to the contrary in an Award agreement, the Administrator shall have full power and authority to terminate or cause the Participant to forfeit the Award, and require the Participant to disgorge to the Company any gains attributable to the Award, if the Participant engages in any action constituting, as determined by the Administrator in its discretion, a breach of any agreement between the Participant and the Company or an Affiliate concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.

            (iii)  Any Awards granted pursuant to this Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to any recoupment or clawback policy that is adopted by, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to, the Company from time to time.

            (iv)  Unless the Award agreement specifies otherwise, the Administrator may cancel any Award at any time if the Participant is not in compliance with all applicable provisions of the Award agreement and the Plan.

          (d)    Survival of Authority and Awards.    Notwithstanding the foregoing, the authority of the Board and the Administrator under this Section 16 and to otherwise administer the Plan will extend beyond the date of this Plan's termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

          (e)    Repricing and Backdating Prohibited.    Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided for in Section 18, neither the Administrator nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise price above the current Share price in exchange for cash or other securities. In addition, the Administrator may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such Award.

          (f)    Foreign Participation.    To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 16(b)(ii).

          (g)    Code Section 409A.    The provisions of Code Section 409A are incorporated herein by reference to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.

        17.    Taxes.

          (a)    Withholding.    In the event the Company or an Affiliate of the Company is required to withhold any Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may deduct (or require an Affiliate to deduct) from any payments of any kind otherwise due the Participant cash, or with the consent of the Administrator, Shares otherwise deliverable or vesting under an Award, to satisfy such tax obligations. Alternatively, the Company may require such Participant to pay to the Company, in cash, promptly on demand, or make other arrangements satisfactory to the Company regarding the payment to the Company of the aggregate amount of any such taxes and other amounts. If Shares are deliverable upon exercise or payment of an Award, the Administrator may permit a Participant to satisfy all or a portion of the Federal, state and local withholding tax obligations arising in connection with such Award by electing to (a) have the Company withhold Shares otherwise issuable under the Award, (b) tender back Shares received in connection with such Award or (c) deliver other previously owned Shares; provided that the amount to be withheld in Shares may not exceed the total maximum statutory tax rates associated with the transaction to the extent needed for the Company to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Administrator requires. In any case, the Company may defer making payment or delivery under any Award if any such tax may be pending unless and until indemnified to its satisfaction.

          (b)    No Guarantee of Tax Treatment.    Notwithstanding any provisions of the Plan, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

        18.    Adjustment Provisions; Change of Control.

          (a)    Adjustment of Shares.    If: (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than stock purchase rights issued pursuant to a shareholder rights agreement) or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Administrator necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, adjust as applicable: (A) the number and type of Shares subject to this Plan (including the number and type of Shares described in Sections 6(a), (b) and (d)) and which may after the event be made the subject of Awards; (B) the number and type of Shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) to the extent such discretion does not cause an Award that is intended to qualify as performance-based compensation under Code Section 162(m) to lose its status as such, the Performance Goals of an Award. In any such case, the Administrator may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Administrator effective at such time as the Administrator specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, previously granted Options or SARs are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs.

          Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute, on an equitable basis as the

  Administrator determines, for each Share then subject to an Award and the Shares subject to this Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

          Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), if no action is taken by the Administrator, adjustments contemplated by this subsection that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.

          (b)    Issuance or Assumption.    Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.

          (c)    Change of Control.    If the Participant has in effect an employment, retention, change of control, severance or similar agreement with the Company or any Affiliate or is subject to a policy that discusses the effect of a Change of Control on the Participant's Awards, then such agreement or policy shall control. In all other cases, unless provided otherwise in an Award agreement or by the Committee prior to the date of the Change of Control, in the event of a Change of Control:

              (i)  If the purchaser, successor or surviving corporation (or parent thereof) (each, a "Successor") so agrees, some or all outstanding Awards shall be assumed, or replaced with the same type of award with similar terms and conditions, by the Successor in the Change of Control transaction. If applicable, each Award which is assumed by the Successor shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to the Participant upon the consummation of such Change of Control had the Award been exercised, vested or earned immediately prior to such Change of Control, and other appropriate adjustments in the terms and conditions of the Award shall be made. Upon the termination of the Participant's employment with the Successor in connection with or within twenty-four (24) months following the Change of Control for any reason other than an involuntary termination by the Successor for cause or a voluntary termination by the Participant without good reason (as defined by the policies generally applicable to employees of the Successor), all of the Participant's Awards that are in effect as of the date of such termination shall be vested in full or deemed earned in full (assuming the maximum performance goals provided under such Award were met, if applicable) effective on the date of such termination.

             (ii)  To the extent the Successor in the Change of Control transaction does not assume the Awards or issue replacement awards as provided in clause (i), then, unless provided otherwise in an Award agreement or by the Committee, immediately prior to the date of the Change of Control all Awards that are then held by Participants shall be cancelled in exchange for the right to receive the following:

              (A)  For each Option or SAR, a cash payment equal to the excess of the Change of Control price of the Shares covered by the Option or SAR that is so cancelled over the purchase or grant price of such Shares under the Award;

              (B)  For each Share of Restricted Stock and each Restricted Stock Unit, the Change of Control price per Share in cash or such other consideration as the Company or the shareholders of the Company receive in such Change of Control;

              (C)  For all Performance Shares and/or Performance Units that are earned but not yet paid, a cash payment equal to the value of the Performance Share and/or Performance Unit;

              (D)  For all Performance Shares and Performance Units for which the performance period has not expired, a cash payment equal to the value of the Performance Share and/or Performance Unit calculated at the target performance level;

              (E)  For all Annual and Long-Term Incentive Awards that are earned but not yet paid, a cash payment equal to the value of the Annual or Long-Term Incentive Award;

              (F)  For all Annual and Long-Term Incentive Awards that are not yet earned, a cash payment equal to the amount that would have been due under such Award(s) if the Performance Goals (as measured at the time of the Change of Control) were to be achieved at the target level through the end of the performance period;

              (G)  For all Dividend Equivalent Units, a cash payment equal to the value of the Dividend Equivalent Units as of the date of the Change of Control; and

              (H)  For all other Awards, a cash payment based on the value of the Award as of the date of the Change of Control.

          If the value of an Award is based on the Fair Market Value of a Share, Fair Market Value shall be deemed to mean the per share Change of Control price. The Administrator shall determine the per share Change of Control price paid or deemed paid in the Change of Control transaction.

            (iii)  The payments in respect of cancelled Awards described in Section 18(c)(ii) shall be made as follows:

              (A)  To the extent the payments are attributable (1) to Awards that were fully vested and earned as of the date of the Change of Control, or (2) to Options or SARs (regardless of whether they were vested or earned), the payments shall be made on the date of the Change of Control; and

              (B)  To the extent the payments are attributable to Awards (other than Options or SARs) that were unvested or unearned as of the date of the Change of Control, the payments shall be made on the earlier of (1) thirty (30) days following the termination of the Participant's employment with the Successor in connection with or within twenty-four (24) months following the Change of Control for any reason other than an involuntary termination by the Successor for cause or a voluntary termination by the Participant without good reason (as defined by the policies generally applicable to employees of the Successor) or (2) the date the Awards would have become vested had they continued in effect or the last day of the performance period, as applicable.

            (iv)  Notwithstanding anything to the contrary in this Section 18(c), (A) any payment in respect of cancelled Awards (other than Options or SARs) that were unvested or unearned as of the date of the Change of Control shall be forfeited if the Participant's employment with the Successor is terminated involuntarily by the Successor for cause or voluntarily by the Participant without good reason (as defined by the policies generally applicable to employees of the Successor) prior to the payment date; and (B) the terms of any Awards that are subject to Code Section 409A shall govern the treatment of such Awards upon a Change of Control, and the terms of this Section 18(c) shall not apply, to the extent required for such Awards to remain compliant with Code Section 409A, as applicable.

          (d)    Application of Limits on Payments.

            (i)    Determination of Cap or Payment.    Notwithstanding any other provision of this Plan to the contrary, if any payments or benefits paid by the Company pursuant to this Plan, including any accelerated vesting or similar provisions ("Plan Payments"), would cause some or all of the Plan Payments or any other payments made to or benefits received by a Participant in connection with a Change of Control (such payments or benefits, together with the Plan Payments, the "Total Payments") to be subject to the tax ("Excise Tax") imposed by Code Section 4999 but for this Section 18(d), then the Total Payments shall be delivered either (A) in full or (B) in an amount such that the value of the aggregate Total Payments that the Participant is entitled to receive shall be One Dollar ($1.00) less than the maximum amount that the Participant may receive without being subject to the Excise Tax, whichever of (A) or (B) results in the receipt by the Participant of the greatest benefit on an after-tax basis (taking into account applicable federal, state and local income taxes and the Excise Tax).

            (ii)    Procedures.

              (A)  If a Participant or the Company believes that a payment or benefit due the Participant will result in some or all of the Total Payments being subject to the Excise Tax, then the Company, at its expense, shall obtain the opinion (which need not be unqualified) of nationally recognized tax counsel ("National Tax Counsel") selected by the Company (which may be regular outside counsel to the Company), which opinion sets forth (1) the amount of the Base Period Income (as defined below), (2) the amount and present value of the Total Payments, (3) the amount and present value of any excess parachute payments determined without regard to any reduction of Total Payments pursuant to Section 6(a)(ii), and (4) the net after-tax proceeds to the Participant, taking into account applicable federal, state and local income taxes and the Excise Tax if (x) the Total Payments were delivered in accordance with Section 18(d)(i)(A) or (y) the Total Payments were delivered in accordance with Section 18(d)(i)(B). The opinion of National Tax Counsel shall be addressed to the Company and the Participant and shall be binding upon the Company and the Participant. If such National Tax Counsel opinion determines that Section 18(d)(i)(B) applies, then the Plan Payments or any other payment or benefit determined by such counsel to be includable in the Total Payments shall be reduced or eliminated so that under the bases of calculations set forth in such opinion there will be no excess parachute payment. In such event, payments or benefits included in the Total Payments shall be reduced or eliminated by applying the following principles, in order: (1) the payment or benefit with the higher ratio of the parachute payment value to present economic value (determined using reasonable actuarial assumptions) shall be reduced or eliminated before a payment or benefit with a lower ratio; (2) the payment or benefit with the later possible payment date shall be reduced or eliminated before a payment or benefit with an earlier payment date; and (3) cash payments shall be reduced prior to non-cash benefits; provided that if the foregoing order of reduction or elimination would violate Code Section 409A, then the reduction shall be made pro rata among the payments or benefits included in the Total Payments (on the basis of the relative present value of the parachute payments).

              (B)  For purposes of this Section 18: (1) the terms "excess parachute payment" and "parachute payments" shall have the meanings given in Code Section 280G and such "parachute payments" shall be valued as provided therein; (2) present value shall be calculated in accordance with Code Section 280G(d)(4); (3) the term "Base Period Income" means an amount equal to the Participant's "annualized includible compensation for the base period" as defined in Code Section 280G(d)(1); (4) for purposes of the opinion of National Tax Counsel, the value of any noncash benefits or any deferred payment or benefit shall be determined by the Company's independent auditors in accordance with the principles of Code Sections 280G(d)(3) and (4); and (5) the Participant shall be deemed to pay federal income tax and employment taxes at the highest marginal rate of federal income and employment taxation, and state and local income taxes at the highest marginal rate of taxation in the state or locality of the Participant's domicile, net of the maximum reduction in federal income taxes that may be obtained from the deduction of such state and local taxes.

              (C)  If National Tax Counsel so requests in connection with the opinion required by this Section 18(d)(ii), the Company shall obtain, at the Company's expense, and the National Tax Counsel may rely on, the advice of a firm of recognized executive compensation consultants as to the reasonableness of any item of compensation to be received by the Participant solely with respect to its status under Code Section 280G.

              (D)  The Company agrees to bear all costs associated with, and to indemnify and hold harmless the National Tax Counsel from, any and all claims, damages and expenses resulting from or relating to its determinations pursuant to this Section 18, except for claims, damages or expenses resulting from the gross negligence or willful misconduct of such firm.

              (E)  This Section 18 shall be amended to comply with any amendment or successor provision to Code Section 280G or Code Section 4999. If such provisions are repealed without successor, then this Section 18 shall be cancelled without further effect.

        19.    Miscellaneous.

          (a)    Other Terms and Conditions.

              (i)  The grant of any Award may also be subject to other provisions (whether or not applicable to the Award granted to any other Participant) as the Administrator determines appropriate, including, without limitation, provisions for:

              (A)  one or more means to enable Participants to defer the delivery of Shares or recognition of taxable income relating to Awards or cash payments derived from the Awards on such terms and conditions as the Administrator determines, including, by way of example, the form and manner of the deferral election, the treatment of dividends paid on the Shares during the deferral period or a means for providing a return to a Participant on amounts deferred, and the permitted distribution dates or events (provided that no such deferral means may result in an increase in the number of Shares issuable under this Plan);

              (B)  the payment of the purchase price of Options by (1) delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (2) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (3) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (4) by any combination of (1), (2) and/or (3);

              (C)  giving the Participant the right to receive dividend payments, dividend equivalents or other distributions with respect to Awards (other than Options or Stock Appreciation Rights) that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, Shares; provided, however, that any such dividends, dividend equivalents or distributions shall be held in the custody of the Company and shall be subject to the same restrictions on transferability and forfeitability that apply to the corresponding Awards;

              (D)  restrictions on resale or other disposition of Shares; and

              (E)  compliance with federal or state securities laws and stock exchange requirements.

             (ii)  Notwithstanding any provision of this Plan that requires a minimum vesting and/or performance period for an Award, the Administrator may, at the time an Award is granted or any later date, subject an Award to a shorter vesting and/or performance period to take into account a Participant's hire or promotion.

          (b)    Employment and Service.    The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Administrator, for purposes of the Plan and all Awards, the following rules shall apply:

              (i)  a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;

             (ii)  a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant's termination of employment with the Company and its Affiliates;

            (iii)  a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant's service as a director of, or consultant to, the Company and its Affiliates has ceased; and

            (iv)  a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

          Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant's termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her "separation from service" within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a "specified employee" within the meaning of Code Section 409A as of the date of his or her "separation from service" within the meaning of Code Section 409A, then, to the extent required by Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service.

          (c)    No Fractional Shares.    No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Administrator may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

          (d)    Unfunded Plan; Awards Not Includable for Benefits Purposes.    This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan's benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company's general unsecured creditors. Income recognized by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.

          (e)    Requirements of Law and Securities Exchange.    The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

          (f)    Governing Law.    This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Indiana, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be heard in a "bench" trial, and any party to such action or proceeding shall agree to waive its right to a jury trial.

          (g)    Limitations on Actions.    Any legal action or proceeding with respect to this Plan, any Award or any award agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

          (h)    Construction.    Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Title of sections are for general information only, and this Plan is not to be construed with reference to such titles.

          (i)    Severability.    If any provision of this Plan or any award agreement or any Award (a) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (b) would disqualify this Plan, any award agreement or any Award under any law the Administrator deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.

 Annex B

By-Laws of Cummins Inc.

As Proposed to be Amended and Restated to Implement Proxy Access

(text to be deleted is stricken through; text to be added is underlined)

BY-LAWS

OF

CUMMINS INC.

(Effective as of May 9, 2017)

ARTICLE 1
MEETINGS OF SHAREHOLDERS

        Section 1.1    Annual Meetings.    Annual meetings of the shareholders of the Corporation shall be held each year on such date, at such hour and at such place within or without the State of Indiana as shall be designated by the Board of Directors. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, any or all shareholders and proxy holders may participate in an annual shareholders' meeting by, or through the use of, any means of communication by which all shareholders participating may simultaneously hear each other during the meeting in accordance with Section 23-1-29-1 of the Indiana Business Corporation Law. Any shareholder or proxy holder participating in a meeting by such means of communication is deemed to be present in person at the meeting.

        Section 1.2    Special Meetings.

          (a)   Except as set forth in Section 1.2(b) of these By-Laws, special meetings of the shareholders of the Corporation may be called at any time only by the Board of Directors or the Chairman of the Board.

          (b)   Subject to the provisions of this Section 1.2(b) and all other applicable sections of these By-Laws, a special meeting of the shareholders of the Corporation shall be called by the Secretary of the Corporation (the "Secretary") upon written request (a "Special Meeting Request") to the Secretary by one or more Eligible Holders (as defined below) representing not less than 25% of the voting power of all outstanding shares of capital stock of the Corporation (the "Requisite Percentage"); provided that only shares of capital stock that are determined to be "Net Long Shares" in accordance with this Section 1.2(b) shall be counted in determining whether the Eligible Holders requesting the meeting represent the Requisite Percentage.

              (i)  "Eligible Holder" means any record holder of outstanding shares of common stock of the Corporation that (A) is making such request on its own behalf (and not on behalf of a beneficial owner of such common stock), or (B) is making such request on behalf of a beneficial owner of such common stock (the "Requesting Beneficial Owner").

             (ii)  For purposes of this Section 1.2(b) and for determining the Requisite Percentage, Net Long Shares shall be limited to the number of shares owned by any Eligible Holder or Requesting Beneficial Owner that constitute such person's net long position as defined in Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), provided that for purposes of applying such definition, (A) the reference in Rule 14e-4 to the date that a tender offer is first announced shall be deemed to refer to the date for determining and/or documenting an Eligible Holder's or Requesting Beneficial Owner's Net Long Shares under this Section 1.2(b) (the "Determination Date") and (B) the reference in Rule 14e-4 to the highest tender price shall be deemed to refer to the market price on the Determination Date. In addition, (1) to the extent not otherwise excluded by such definition, an Eligible Holder's or Requesting Beneficial Owner's Net Long Shares shall be determined excluding any shares as to which such person does not, at the time the Special Meeting Request is delivered to the Corporation, have the right to vote or direct the vote at the special meeting or as to which such person has entered into a derivative or other agreement, arrangement or understanding that hedges or transfers, in whole or in part, directly or indirectly, any of the economic consequences of ownership of such shares and (2) to the extent any affiliates of the Requesting Shareholder (as defined below) are acting in concert with the Requesting Shareholder with respect to the calling of the special meeting, the determination of Net Long Shares may include the effect of aggregating the Net Long Shares (including any negative number) of such affiliate or affiliates. Whether shares constitute "Net Long Shares" shall be decided by the Board of Directors ~~of~~or its designated committee in its discretion.

            (iii)  A Special Meeting Request must be delivered by hand or by registered U.S. mail, postage prepaid, return receipt requested, or courier service, postage prepaid, to the attention of the Secretary at the principal executive offices of the Corporation. A Special Meeting Request shall be valid only if it (A) is signed and dated by each Eligible Holder submitting the Special Meeting Request and by each of the Requesting Beneficial Owners, if any, on whose behalf the Special Meeting Request is being made (each such Eligible Holder and Requesting Beneficial Owner, a "Requesting Shareholder"), and (B) includes (1) a statement of the specific purpose(s) of the special meeting and the matters proposed to be acted on by shareholders at the special meeting, the text of any proposal or business (including the text of any resolutions proposed for consideration by shareholders, and, in the event that such business includes a proposal to amend the By-Laws or the Articles of Incorporation of the Corporation, the text of the proposed amendment), the reasons for conducting such business at the special meeting, and any material interest in such business of each Requesting Shareholder; (2) in the case of any director nominations proposed to be presented at the special meeting, the information required by Section 2.11(b), including with respect to each Requesting Shareholder; (3) in the case of any matter (other than a director nomination) proposed to be conducted at the special meeting, the information required by Section 1.3(c), including with respect to each Requesting Shareholder; (4) a representation that each Requesting Shareholder, or one or more representatives of each such shareholder, intends to appear in person or by proxy at the special meeting to present the proposal(s) or business to be brought before the special meeting; (5) a representation as to whether the Requesting Shareholders intend, or are part of a group that intends, to solicit proxies with respect to the proposals or business to be presented at the special meeting; (6) an agreement by the Requesting Shareholders to notify the Corporation within 10 days in the event of any decrease in the number of Net Long Shares held by the Requesting Shareholders following the delivery of such Special Meeting Request and prior to the special meeting and an acknowledgement that any such decrease shall be deemed to be a revocation of such Special Meeting Request to the extent such reduction decreases the number of Net Long Shares held by the Requesting Shareholders below the Requisite Percentage; and (7) documentary evidence that the Requesting Shareholders own the Requisite Percentage as of the date on which the Special Meeting Request is delivered to the Secretary; provided, however, that if the Eligible Holders submitting the Special Meeting Request are not the beneficial owners of the shares representing the Requisite Percentage, then to be valid, the Special Meeting Request must also include documentary evidence (or, if not simultaneously provided with the Special Meeting Request, such documentary evidence must be delivered to the Secretary within 10 days after the date on which the Special Meeting Request is delivered to the Secretary) that the Requesting Beneficial Owners on whose behalf the Special Meeting Request is made beneficially own the Requisite Percentage as of the date on which such Special Meeting Request is delivered to the Secretary. In addition, each Requesting Shareholder shall promptly provide any other information reasonably requested by the Corporation.

            (iv)  The Corporation will provide the Requesting Shareholders with notice of the record date for the determination of shareholders entitled to vote at the special meeting. Each Requesting Shareholder is required to update the Special Meeting Request delivered pursuant to Section 1.2(b)(iii) not later than 10 business days after such record date to provide any material changes in the foregoing information as of such record date and, with respect to the information required under Section 1.2(b)(iii)(7), also as of a date not more than five business days before the scheduled date of the special meeting as to which the Special Meeting Request relates.

             (v)  A Special Meeting Request shall not be valid, and a special meeting requested by shareholders shall not be held, if (A) the Special Meeting Request does not comply with this Section 1.2(b); (B) the Special Meeting Request relates to an item of business that is not a proper subject for shareholder action under applicable law; (C) the Special Meeting Request is delivered during the period commencing ninety (90) days prior to the first anniversary of the date of the immediately preceding annual meeting of shareholders and ending on the date of the next annual meeting; (D) an identical or substantially similar item (as determined by the Board of Directors or a designated committee, in its discretion, a "Similar Item"), other than the election or removal of director(s), was presented at an annual or special meeting of shareholders held not more than 12 months before the Special Meeting Request is delivered; (E) the Special Meeting Request relates to the election or removal of director(s) and the election or removal of director(s) was presented at an annual or special meeting of shareholders held not more than ninety (90) days before the Special Meeting Request is delivered; (F) a Similar Item, including the election or removal of director(s), is (or is intended to be) included in the Corporation's notice of meeting as an item of business to be brought before an annual or special meeting of shareholders that has been called but not yet held or that is called for a date within ninety (90) days of the receipt by the Corporation of a Special Meeting Request; (G) the Special Meeting Request was made in a manner that involved a violation of Regulation 14A under the Exchange Act or other applicable law; or (H) any Requesting Shareholder shall have violated the reporting requirements of Section 13 of the Exchange Act. The Board of Directors (or a designated committee thereof) shall determine, in its discretion, whether all requirements set forth in this Section 1.2(b) have been satisfied and such determination shall be binding on the Corporation and its shareholders, including the Requesting Shareholders.

            (vi)  Except as otherwise provided in this Section 1.2(b), a special meeting held following a Special Meeting Request shall be held at any such date, time and place, within or without the State of Indiana, as may be fixed by the Board of Directors (or a designated committee thereof) in its discretion.

           (vii)  A Requesting Shareholder may revoke a Special Meeting Request by written revocation delivered to the Secretary at the principal executive offices of the Corporation at any time prior to the special meeting. If, following such revocation (or deemed revocation pursuant to Section 1.2(b)(iii)(6)), there are unrevoked requests from Requesting Shareholders holding, in the aggregate, less than the Requisite Percentage, the Board (or a designated committee thereof), in its discretion, may cancel the special meeting and, in such event, the Requesting Shareholders who revoked the Special Meeting Request shall be jointly and severally liable to the Corporation for its costs incurred in connection with the cancelled special meeting.

          (viii)  If none of the Requesting Shareholders appears or sends a duly authorized agent to present the business to be presented for consideration specified in the Special Meeting Request, the Corporation need not present such business for a vote at the special meeting, notwithstanding that proxies in respect of such matter may have been received by the Corporation. In such event, the Requesting Shareholders who did not appear or send a duly authorized agent shall be jointly and severally liable to the Corporation for the Corporation's costs incurred in connection with the special meeting.

            (ix)  Business transacted at any special meeting shall be limited to (A) the purpose(s) stated in the valid Special Meeting Request for such special meeting and (B) any additional matters the Board of Directors or designated committee determines, in its discretion, to submit to the shareholders at such special meeting.

        Section 1.3    Proper Business.    To be properly brought before an annual meeting, business must be specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, otherwise properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a shareholder.

          (a)   The exclusive means for a shareholder to make nominations for the election of Directors are set forth in Section 2.11 and Section 2.13 of these By-Laws.

          (b)   For business (other than nominations for the election of Directors) to be properly brought before an annual meeting by a shareholder, the shareholder must have given written notification thereof, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation not later than ninety (90) days in advance of the Originally Scheduled Date (as defined in Section 1.3(g) of these By-Laws) of such meeting (provided, however, that if the Originally Scheduled Date of such meeting is earlier than the first anniversary of the date set forth in the Corporation's first mailed definitive proxy materials for the prior year's annual meeting (the "Anniversary Date"), such written notification may be so given and received not later than the close of business on the 10th day following the date of the first public disclosure, which may include any public filing by the Corporation with the Securities and Exchange Commission, of the Originally Scheduled Date of such meeting).

          (c)   Any notification by a shareholder under Section 1.3(b) of these By-Laws shall set forth as to each matter the shareholder proposes to bring before the meeting (i) a brief description of the business described to be brought before the meeting, the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Corporation's books, of the shareholder proposing such business and of any beneficial owner or owners, if any, on whose behalf the business is being proposed; (iii) a representation that the shareholder is a holder of record of shares of stock of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such business; (iv) the class and number of shares of stock of the Corporation that are owned beneficially and of record by such shareholder or beneficial owner or owners and a representation that such shareholder will notify the Corporation in writing of the class and number of such shares owned of record and beneficially as of the record date for the meeting within five (5) business days following the later of the record date or the date the record date is first publicly disclosed; (v) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a "Derivative Instrument") directly or indirectly owned beneficially by such shareholder or beneficial owner and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation; (vi) any proxy, contract, arrangement , understanding or relationship pursuant to which such shareholder or beneficial owner has a right to vote any shares of any security of the Corporation; (vii) any short interest in any security of the Corporation (for purposes of this Section 1.3(c)(vii), a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security); (viii) any rights to dividends on the shares of the Corporation owned beneficially by such shareholder or beneficial owner that are separated or separable from the underlying shares of the Corporation; (ix) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such shareholder or beneficial owner is a general partner or, directly or indirectly, beneficially owns an interest in a general partner; (x) any performance-related fees (other than an asset-based fee) that such shareholder or beneficial owner is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such shareholder's or beneficial owner's immediate family sharing the same household (which information shall be supplemented by such shareholder or beneficial owner not later than five (5) business days after the later of the record date or the date the record date is disclosed to disclose such ownership as of the record date); (xi) any other information relating to such shareholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the ~~Securities Exchange Act of 1934, as amended (the "~~Exchange Act~~")~~, and the rules and regulations promulgated thereunder; (xii) any material interest of the shareholder in such business, (xiii) a representation whether the proposing shareholder intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the outstanding shares of the Corporation's stock required to approve the proposal and/or otherwise to solicit proxies from shareholders in support of the proposal and (xiv) a description of all agreements, arrangements and understandings between such shareholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and a representation that such shareholder will notify the Corporation in writing of any such agreements, arrangements or understandings in effect as of the record date within five (5) business days following the later of the record date or the date notice of the record date is first publicly disclosed. For purposes of these By-Laws, the information required by items (iv) through (xi) of the preceding sentence shall be referred to as the "Required Disclosures."

          (d)   To be properly brought before a special meeting of shareholders called pursuant to Section 1.2, business must be specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors or must otherwise be properly brought before the meeting by or at the direction of the Board of Directors.

          (e)   Notwithstanding the foregoing provisions of this Section 1.3 or Section 2.11 of these By-Laws, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 1.3 and Section 2.11 and Section 2.13 of these By-Laws; provided, however, that any references in these By-Laws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit the requirements applicable to proposals as to any other business to be considered pursuant to this Section 1.3 or any nominations to be considered pursuant to Section 2.11 or Section 2.13 of these By-Laws. Nothing in this Section 1.3 or in Section 2.11 or Section 2.13 of these By-Laws shall be deemed to limit the Corporation's obligation to include shareholder proposals in its proxy statement if such inclusion is required by Rule 14a-8 under the Exchange Act.

          (f)    No business shall be conducted at a meeting of shareholders except in accordance with this Section 1.3 and the chairman of any meeting of shareholders may refuse to permit any business to be brought before a meeting without compliance with the foregoing procedures.

          (g)   For purposes of these By-Laws, the "Originally Scheduled Date" of any meeting of shareholders shall be the date such meeting is scheduled to occur in the notice of such meeting first given to shareholders regardless of whether any subsequent notice is given for such meeting or the record date of such meeting is changed.

        Section 1.4    Notices.

          (a)   A written notice (as the term "written" is defined in Section 7.~~8~~9 of these By-Laws) stating (i) the date, time and place of any meeting of the shareholders, (ii) the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such meeting and (iii) in the case of a special meeting, the purpose or purposes for which such meeting is called, shall be delivered or mailed by the Secretary of the Corporation, to each shareholder of record of the Corporation entitled to notice of or to vote at such meeting no fewer than ten (10) nor more than sixty (60) days before the date of the meeting. Notice of shareholders' meetings, if mailed, shall be mailed, postage prepaid, to each shareholder at the shareholder's address shown in the Corporation's current record of shareholders; provided that this requirement shall be satisfied with respect to shareholders of record who share an address, and notice shall be deemed to have been given to all such shareholders, if notice is given in accordance with the "householding" rules set forth in Rule 14a-3(e) under the Exchange Act and the provisions of Section 23-1-20-29 of the Indiana Business Corporation Law. If mailed, notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his, her or its address as it appears in the books of the Corporation, with postage thereon prepaid. If sent by electronic transmission, notice shall be deemed to be delivered when sent.

          (b)   Except as provided by the Indiana Business Corporation Law or the Corporation's Restated Articles of Incorporation, notice of a meeting of shareholders is required to be given only to shareholders entitled to vote at the meeting; provided, however, notice of a meeting of shareholders shall be given to shareholders not entitled to vote if a purpose for the meeting is to vote on any amendment to the Corporation's Restated Articles of Incorporation, a merger or share exchange to which the Corporation would be a party, a sale of the Corporation's assets, or dissolution of the Corporation.

          (c)   A shareholder or the shareholder's proxy may at any time waive notice of a meeting if the waiver is in writing and is delivered to the Corporation for inclusion in the minutes or filing with the Corporation's records. A shareholder's attendance at a meeting, whether in person or by proxy, (i) waives objection to lack of notice or defective notice of the meeting, unless the shareholder or the shareholder's proxy at the beginning of the meeting objects to holding the meeting or transacting business at the meeting, and (ii) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder or the shareholder's proxy objects to considering the matter when it is presented. Each shareholder who has in the matter above provided waived notice or objection to notice of a shareholders' meeting shall be conclusively presumed to have been given due notice of such meeting, including the purpose or purposes thereof.

          (d)   If an annual or special shareholders' meeting is adjourned to a different date, time or place, notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before adjournment, unless a new record date is or must be established for the adjourned meeting.

        Section 1.5    Voting.    Except as otherwise provided by the Indiana Business Corporation Law or the Corporation's Restated Articles of Incorporation, each share of the capital stock of any class of the Corporation that is outstanding at the record date established for any annual or special meeting of shareholders and is outstanding at the time of and represented in person or by proxy at the annual or special meeting, shall entitle the record holder thereof, or the record holder's proxy, to one (1) vote on each matter voted on at the meeting.

        Section 1.6    Quorum.    Unless the Corporation's Restated Articles of Incorporation or the Indiana Business Corporation Law provides otherwise, at all meetings of shareholders a majority of the votes entitled to be cast on a matter, represented in person or by proxy, constitutes a quorum for action on the matter. Action may be taken at a shareholders' meeting only on matters with respect to which a quorum exists; provided, however, that any meeting of shareholders, including annual and special meetings and any adjournments thereof, may be adjourned to a later date although less than a quorum is present. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

        Section 1.7    Vote Required to Take Action.

          (a)   If a quorum exists as to a matter to be considered at a meeting of shareholders, action on such matter (other than the election of Directors) is approved if the votes properly cast favoring the action exceed the votes properly cast opposing the action, except as the Corporation's Restated Articles of Incorporation or the Indiana Business Corporation Law require a greater number of affirmative votes.

          (b)   The election of Directors by the shareholders shall be determined as follows:

              (i)  Each Director to be elected by shareholders shall be elected by the vote of a plurality of the votes cast with respect to that Director's election at any meeting for the election of Directors at which a quorum is present; provided, however, that a nominee who is elected but receives more votes "against" than "for" election (with "abstentions" and "broker nonvotes" not counted as a vote cast either "for" or "against" that Director's election) shall serve as a Director for a term that ends on the date that is the earlier of (A) ninety (90) days after the date on which the voting results are determined and (B) the date on which an individual is selected by the board of directors to fill the office held by the Director pursuant to this Section 1.7 and Section 2.2 of these By-Laws. Subject to paragraph (iii) below, a nominee who is elected but receives more votes against than for election shall not serve as a director beyond the ninety (90) day period described in clause (A).

             (ii)  Notwithstanding the foregoing, at any meeting of shareholders for which the Secretary of the Corporation receives a notice that a shareholder has nominated a person for election as Director in compliance with Section 2.11 or Section 2.13 of these By-Laws or applicable requirements of the Securities and Exchange Commission, shareholders shall not be permitted to vote "against" a nominee for Director.

            (iii)  The Board of Directors may select a qualified individual to fill the office held by a Director who received more votes against than for election, allow a vacancy to continue on the Board of Directors following the end of such Director's term or decrease the size of the Board of Directors to eliminate such vacancy. The Board of Directors shall take such action in its sole discretion and based upon the recommendation of the Governance and Nominating Committee, or such other committee designated by the Board of Directors pursuant to these By-Laws, and the committee in making its recommendation and the Board of Directors in making its decision each may consider any factors and other information that it considers appropriate and relevant. If the Board of Directors elects to fill a vacancy pursuant to this Section 1.7(b)(iii), it may choose any individual it deems qualified in its sole discretion, including the Director who received more votes against than for election.

        Section 1.8    Record Date.    Only such persons shall be entitled to notice of or to vote, in person or by proxy, at any shareholders' meeting as shall appear as shareholders upon the books of the Corporation as of such record date as the Board of Directors shall determine, which date may not be earlier than the date seventy (70) days immediately preceding the meeting. In the absence of such determination, the record date shall be the day next preceding the date on which notice is given, or, if notice is waived, on the date next preceding the day on which the meeting is held. Unless otherwise provided by the Board of Directors, shareholders shall be determined as of the close of business on the record date.

        Section 1.9    Proxies; Acceptance of Instruments Showing Shareholder Action.

          (a)   A shareholder's shares may be voted either in person or by proxy. A shareholder may appoint a proxy to vote or otherwise act for the shareholder (including authorizing the proxy to receive, or to waive, notice of any shareholders' meetings within the effective period of such proxy) by signing an appointment form, either personally or by the shareholder's attorney-in-fact or by transmitting or authorizing the transmission of an electronic submission to the person who will be the holder of the proxy, a proxy solicitation firm or a proxy support service organization or similar agency authorized by the person who will be the holder of the proxy to receive the electronic submission; provided that such electronic submission either contains or is accompanies by information from which it can be determined that the electronic submission was transmitted or authorized by the shareholder. A copy, facsimile telecommunication or other reliable reproduction of a writing or electronic submission authorized by this Section 1.9 may be used instead of the original writing or electronic submission for any and all purposes for which the original writing or electronic submission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete copy of the entire original writing or electronic submission. An appointment of a proxy is effective when received by the Secretary or other officer or agent authorized to tabulate votes and is effective for eleven (11) months unless a shorter or longer period is expressly provided in the appointment form. The proxy's authority may be limited to a particular meeting or may be general and authorize the proxy to represent the shareholder at any meeting of shareholders held within the time provided in the appointment form. The presence of a shareholder who has filed a proxy at a meeting shall not of itself constitute a revocation of such proxy. Subject to the Indiana Business Corporation Law and to any express limitation on the proxy's authority appearing on the face of the appointment form, the Corporation is entitled to accept the proxy's vote or other action as that of the shareholder making the appointment.

          (b)   If the name signed on a vote, consent, waiver or proxy appointment corresponds to the name of a shareholder, then the Corporation, if acting in good faith, may accept the vote, consent, waiver or proxy appointment and give it effect as the act of a shareholder. If the name signed on a vote, consent, waiver or proxy appointment does not correspond to the name of a shareholder, then the Corporation, if acting in good faith, may accept the vote, consent, waiver or proxy appointment and give it effect as the act of the shareholder if any of the following apply:

              (i)  The shareholder is an entity and the name signed purports to be that of an officer or agent of the entity.

             (ii)  The name purports to be that of an administrator, executor, guardian or conservator representing the shareholder and, if the Corporation requests, evidence of fiduciary status acceptable to the Corporation is presented with respect to the vote, consent, waiver or proxy appointment.

            (iii)  The name purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the Corporation requests, evidence of this status acceptable to the Corporation is presented with respect to the vote, consent, waiver or proxy appointment.

            (iv)  The name purports to be that of a pledgee, beneficial owner, or attorney in fact of the shareholder and, if the Corporation requests, evidence acceptable to the Corporation of the signatory's authority to sign for the shareholder is presented with respect to the vote, consent, waiver or proxy appointment.

             (v)  Two (2) or more persons are the shareholders as cotenants or fiduciaries and the name purports to be the name of at least one (1) of the coowners and the person acting appears to be acting on behalf of all coowners.

        The Corporation may reject a vote, consent, waiver or proxy appointment if the Secretary of the Corporation or other officer or agent of the Corporation who is authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on a writing or about the signatory's authority to sign for the shareholder, or the validity of an electronic submission or the submitter's authority to make the electronic transmission.

        Section 1.10    Organization.    At every meeting of the shareholders, the Chairman of the Board, or, in the Chairman's absence, a person designated by the Chairman, or, in the absence of such designation, a person chosen by the Board of Directors, shall act as a chairman. The Secretary of the Corporation shall act as secretary of such meeting or, in the Secretary's absence, the chairman shall appoint a secretary.

        Section 1.11    Voting Lists.    At least five business days before each meeting of shareholders, the officer or agent having charge of the stock transfer books shall make a complete list of the shareholders entitled to notice of a shareholders' meeting, arranged in alphabetical order, with the address and number of shares so entitled to vote held by each, which list shall be on file at the principal office of the Corporation and subject to inspection by any shareholder entitled to vote at the meeting. Such list shall be produced and kept open at the time and place of the meeting and subject to the inspection of any shareholder during the holding of such meeting. Unless otherwise required by law, the Corporation need not include electronic mail addresses or other electronic contact information on such list. The original stock register or transfer book, or a duplicate thereof, kept in this state, shall be the only evidence as to who are the shareholders entitled to examine such list or the stock ledger or transfer book or to vote at any meeting of the shareholders.

        Section 1.12    Inspectors of Election.    The Board of Directors may appoint Inspectors of Election to serve at meetings of shareholders. If, at the time of any meeting, any Inspector so appointed shall be absent, the presiding officer may appoint an Inspector to serve in place of the absent Inspector. The Inspector or Inspectors so appointed or designated shall, according to any rules and/or procedures prescribed by the Board of Directors, (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) specify the information upon which the Inspector or Inspectors rely in determining the validity of proxies; (v) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the Inspector or Inspectors, and (vi) certify its or their determination of the number of shares of capital stock of the Corporation represented at the meeting and such Inspector's or Inspectors' count of all votes and ballots. Such certification shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of shareholders of the Corporation, the Inspector or Inspectors may consider such information as is permitted by applicable law and any rules and/or procedures prescribed by the Board of Directors. No person who is a candidate for an office at an election may serve as an Inspector at such election.

        Section 1.13    Conduct of Meeting.    At any meeting of shareholders of the Corporation, the Chairman of the Board (or, in the absence of the Chairman of the Board, such person designated by the Chairman or the Board of Directors as chair pursuant to Section 1.10 of these By-Laws) shall prescribe the order of business to be conducted at the meeting and establish procedures incident thereto. The Board of Directors of the Corporation may adopt by resolution such rules or regulations for the conduct of meetings of shareholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the Chairman of the Board or designated chair of any meeting of shareholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of the Chairman of the Board or such chair, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the Chairman of the Board or the chair of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting, to shareholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chair shall permit; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof, and (e) the format for the submission of, and limitations on the time allotted to, questions or comments by participants. Unless, and to the extent determined by the Board of Directors, the Chairman of the Board or the designated chair of the meeting, meetings of shareholders shall not be required to be held in accordance with rules of parliamentary procedure.

ARTICLE 2

DIRECTORS

        Section 2.1    Number, Qualification and Terms.

          (a)   The business and affairs of the Corporation shall be managed under the direction of a Board of Directors. The number of Directors shall be fixed by resolution of the Board of Directors from time to time. It shall be the policy of the Corporation that no person seventy-two years of age or more shall be elected to the Board of Directors. Any Director who attains the age of seventy-two years during the Director's term of office shall be eligible to remain a Director for the duration of the term for which the Director was elected but shall not be eligible for re-election.

          (b)   The Corporation hereby elects not to be governed by Section 23-1-33-6(c) of the Indiana Business Corporation Law. Each Director shall be elected for a term of office to expire at the annual meeting of shareholders next following the Director's election, except that each Director elected pursuant to Section 2.2 of this Article 2 shall hold office until the next annual meeting of shareholders. Despite the expiration of a Director's term, the Director shall continue to serve until the Director's successor is elected and qualified, or until the earlier of the Director's death, resignation, disqualification or removal, or until there is a decrease in the number of Directors.

          (c)   The Directors and each of them shall have no authority to bind the Corporation except when acting as a Board.

        Section 2.2    Vacancies.    Any vacancy occurring in the Board of Directors, from whatever cause arising, including an increase in the number of Directors, shall be filled by selection of a successor by a majority vote of the remaining members of the Board of Directors (although less than a quorum) until the next annual meeting of the shareholders.

        Section 2.3    Quorum and Vote Required to Take Action.    A majority of the whole Board of Directors shall be necessary to constitute a quorum for the transaction of any business, except the filling of vacancies; provided that less than two Directors shall not constitute a quorum. If a quorum is present when a vote is taken, the affirmative vote of a majority of the Directors present shall be the act of the Board of Directors, unless the act of a greater number is required by the Indiana Business Corporation Law, the Corporation's Restated Articles of Incorporation or these By-Laws. A Director who is present at a meeting of the Board of Directors or a committee thereof of which he or she is a member at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless any of the following occurs: (a) the Director objects at the beginning of the meeting (or promptly upon the Director's arrival) to holding it or transacting business at the meeting; (b) the Director's dissent or abstention from the action taken is entered in the minutes of the meeting; or (c) the Director delivers written notice of the Director's dissent or abstention to the presiding officer of the meeting before its adjournment or to the Secretary of the Corporation immediately after adjournment of the meeting. Such right to dissent or abstain shall not apply to a Director who voted in favor of such action.

        Section 2.4    Regular Meetings.    The Board of Directors shall meet regularly, without notice, at such times and places as may be specified from time to time by the Board of Directors or the Chairman of the Board (but no fewer than one time annually) for the purpose of transacting such business as properly may come before the meeting.

        Section 2.5    Special Meetings.    Special meetings of the Board of Directors may be called by the Chairman of the Board or a majority of the Directors upon not less than twenty-four (24) hours' notice given to each Director of the date, time and place of the meeting, which notice need not specify the purpose or purposes of the special meeting. Such notice may be communicated in person (either in writing or orally), by telephone, telegraph, teletype or other form of wire or wireless communication, or by mail, and shall be effective at the earlier of the time of its receipt or, if mailed, five (5) days after its mailing. Notice of any meeting of the Board may be waived in writing at any time if the waiver is signed by the Director entitled to the notice and is filed with the minutes or corporate records. A Director's attendance at or participation in a meeting waives any required notice to the Director of the meeting, unless the Director at the beginning of the meeting (or promptly upon the Director's arrival) objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

        Section 2.6    Written Consents.    Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board. The action must be evidenced by one (1) or more written consents describing the action taken, signed by each Director, included in the minutes or filed with the corporate records reflecting the action taken and delivered to the Secretary of the Corporation. Action taken under this Section 2.6~~.~~ is effective when the last Director signs the consent, unless (a) the consent specifies a different prior or subsequent effective date, in which case the action is effective on or as of the specified date or (b) the action taken under this Section 2.6 is taken electronically as contemplated by Indiana Code § 26-2-8, in which case the effective date is determined in accordance with Indiana Code § 26-2-8. A Director's consent may be withdrawn by a revocation signed by the Director and delivered to the Corporation before the delivery to the Corporation of unrevoked written consents signed by all the Directors. A consent signed under this Section 2.6 shall have the same effect as a unanimous meeting vote of all members of the Board and may be described as such in any document.

        Section 2.7    Participation by Conference Telephone.    The Board of Directors may permit any or all Directors to participate in a regular or special meeting by, or through the use of, any means of communication, such as conference telephone, by which all Directors participating may simultaneously hear each other during the meeting. A Director participating in a meeting by such means shall be deemed to be present in person at the meeting.

        Section 2.8    Organization.    At every meeting of the Board of Directors, the Chairman of the Board, or in the Chairman's absence, a person designated by the Chairman, shall act as chairman. The Secretary of the Corporation shall act as secretary of such meeting or, in the Secretary's absence, the Chairman shall appoint a secretary.

        Section 2.9    Resignation.    A Director may resign at any time by delivering written notice to the Chairman of the Board, the Secretary of the Corporation, the Board of Directors, or such other officer as the Board of Directors may designate, and such resignation shall become effective upon such delivery unless the notice specifies a later effective date.

        Section 2.10    Compensation.    Any Director who is also an officer of the Corporation shall receive no separate compensation for serving as Director. Each Director who is not an officer of the Corporation shall be paid such compensation or other remuneration as shall be fixed from time to time by resolution of the Board of Directors. Each Director shall be reimbursed by the Corporation for travel and other reasonable out-of-pocket expenses incurred in attending such meetings, as well as meetings of the

Corporation's shareholders and committees of the Board of Directors and other Corporation functions and events.

        Section 2.11    Nominations.    Nominations for the election of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of Directors who complies fully with the requirements of these By-Laws.

          (a)   Any shareholder entitled to vote for the election of Directors at a meeting may nominate a person or persons for election as Directors only if written notice of such shareholder's intent to make such nominations is given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation not later than one hundred sixty (160) days in advance of the Originally Scheduled Date of such meeting (provided, however, that if the Originally Scheduled Date of such meeting is earlier than the Anniversary Date, such written notice may be so given and received not later than the close of business on the 10th day following the date of the first public disclosure, which may include any public filing by the Corporation with the Securities and Exchange Commission, of the Originally Scheduled Date of such meeting).

          (b)   Each notice under Section 2.11(a) of these By-Laws shall be signed manually or by facsimile by the shareholder of record and shall set forth (i) the name and address, as they appear on the Corporation's books, of the shareholder who intends to make the nomination and of any beneficial owner or owners on whose behalf the nomination is made; (ii) a representation that the shareholder is a holder of record of shares of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the Required Disclosures; (iv) the name, age, business address and residential address of each nominee proposed in such notice; (v) the principal occupation or employment of each such nominee; (vi) the number of shares of capital stock of the Corporation that are owned of record or beneficially by each such nominee; (vii) with respect to each nominee for election or reelection to the Board of Directors, include a completed and signed questionnaire, representation and agreement required by Section 2.12 of these By-Laws; (viii) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board of Directors; (ix) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, including all arrangements or understandings pursuant to which the nominations are being made, between or among such shareholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or any other person or persons (naming such person or persons), on the other hand; and (x) the written consent of each nominee to serve as a Director of the Corporation if so elected.

          (c)   The chairman of any meeting of shareholders to elect Directors and the Board of Directors may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure; only persons who are nominated in accordance with the procedures set forth in this Section 2.11 shall be eligible to serve as Directors.

          (d)   This Section 2.11 shall not affect the right of the holders of either Preference or Preferred Stock to nominate and elect Directors in the event such right arises.

        Section 2.12    Submission of Questionnaire; Representation and Agreement.    To be eligible to be a nominee for election or reelection as a Director, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 2.11 or Section 2.13, as applicable, of these By-Laws) to the Secretary of the Corporation at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (a) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a Director of the Corporation, will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with such person's ability to comply, if elected as a Director, with such person's fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Director that has not been disclosed therein, and (c) in such person's individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a Director, and will comply with, applicable law and all applicable publicly disclosed corporate governance, conflict of interest, corporate opportunities, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

        Section 2.13    Shareholder Nominations Included in the Corporation's Proxy Materials.

          (a)    Inclusion of Nominee in Proxy Statement.    Subject to the provisions of this Section 2.13, if expressly requested in the relevant Nomination Notice (as defined below), the Corporation shall include in its proxy statement for any annual meeting:

              (i)  the name of any person nominated for election (the "Nominee") to the Board of Directors, which shall also be included on the Corporation's form of proxy and ballot for the relevant annual meeting, by any Eligible Holder (as defined below) or group of up to 20 Eligible Holders that has (individually and collectively, in the case of a group) satisfied, as determined by the Board of Directors or its designee, acting in good faith, all applicable conditions and complied with all applicable procedures set forth in this Section 2.13 (such Eligible Holder or group of Eligible Holders being a "Nominating Shareholder");

             (ii)  disclosure about the Nominee and the Nominating Shareholder required under Securities and Exchange Commission rules or any other applicable law, rule or regulation to be included in the proxy statement; and

            (iii)  any statement included by the Nominating Shareholder in the Nomination Notice for inclusion in the proxy statement in support of the Nominee's election to the Board of Directors (subject, without limitation, to Section 2.13(e)(ii)), if such statement does not exceed 500 words.

  Notwithstanding anything herein to the contrary, the Corporation may solicit shareholders against any Nominee and include in its proxy statement for any annual meeting any other information that the Corporation or the Board of Directors determines, in their discretion, to include in the proxy statement relating to the nomination of the Nominee, including without limitation any statement in opposition to the nomination and any of the information provided pursuant to this Section 2.13.

          (b)    Maximum Number of Nominees.

              (i)  The Corporation shall not be required to include in the proxy statement for an annual meeting more Nominees than that number of Directors constituting 25% of the total number of Directors of the Corporation on the last day on which a Nomination Notice may be submitted pursuant to Section 2.13(d) (the "Final Nomination Date"), rounded down to the nearest whole number, but not less than two (the "Maximum Number"). The Maximum Number for a particular annual meeting shall be reduced by (A) Nominees nominated by a Nominating Shareholder for that annual meeting whose nomination is subsequently withdrawn after the Nominating Shareholder is notified by the Corporation that the Nominees will be included in the Corporation's proxy statement and proxy card for the annual meeting, (B) Nominees nominated by a Nominating Shareholder for such annual meeting pursuant to this Section 2.13 that the

    Board of Directors itself decides to nominate for election at such annual meeting and (C) the number of Directors in office as of the Final Nomination Date who had been Nominees nominated by a Nominating Shareholder with respect to any of the preceding two annual meetings (including any Nominee who had been counted at any such annual meeting pursuant to the immediately preceding clause (B)) and whose reelection at the upcoming annual meeting is being recommended by the Board of Directors. If one or more vacancies for any reason occurs on the Board of Directors after the Final Nomination Date but before the date of the annual meeting and the Board of Directors resolves to reduce the size of the Board of Directors in connection with the occurrence of the vacancy or vacancies, then the Maximum Number shall be calculated based on the number of directors in office as so reduced.

             (ii)  Any Nominating Holder submitting more than one Nominee pursuant to this Section 2.13 for an annual meeting shall rank such Nominees based on the order in which the Nominating Holder desires such Nominees to be selected for inclusion in the corporation's proxy statement for such annual meeting if the number of Nominees pursuant to this Section 2.13 exceeds the Maximum Number. If the number of Nominees pursuant to this Section 2.13 for any annual meeting exceeds the Maximum Number, then the highest ranking Nominee who meets the requirements of this Section 2.13 from each Nominating Holder will be selected for inclusion in the Corporation's proxy statement until the Maximum Number is reached, going in order of the amount (largest to smallest) of the shares of common stock of the Corporation disclosed as owned in each Nominating Shareholder's Nomination Notice.

            (iii)  If, after the Final Nomination Date, (A) the Corporation is notified, or the Board of Directors or its designee, acting in good faith, determines that a Nominating Shareholder has failed to satisfy or to continue to satisfy the eligibility requirements described in Section 2.13(c), any of the representations and warranties made in the Nomination Notice cease to be true and accurate in all material respects (or omit a material fact necessary to make the statements therein not misleading) or any material violation or breach occurs of the obligations, agreements, representations or warranties of the Nominating Shareholder or the Nominee under this Section 2.13, (B) a Nominating Shareholder or any qualified representative thereof does not appear at the annual meeting to present any nomination submitted pursuant to this Section 2.13, or the Nominating Shareholder withdraws its nomination, or (C) a Nominee becomes ineligible for inclusion in the Corporation's proxy statement pursuant to this Section 2.13 or dies, becomes disabled or is otherwise disqualified from being nominated for election or serving as a Director of the Corporation or is unwilling or unable to serve as a Director of the Corporation, in each case as determined by the Board of Directors or its designee, acting in good faith, whether before or after the Corporation's definitive proxy statement for such annual meeting is made available to shareholders, then the nomination of the Nominating Shareholder or such Nominee, as the case may be, shall be disregarded and no vote on such Nominee will occur (notwithstanding that proxies in respect of such vote may have been received by the Corporation), the Nominating Shareholder may not cure in any way any defect preventing the nomination of the Nominee, and the Corporation (1) may omit from its proxy statement and any ballot or form of proxy the disregarded Nominee and any information concerning such Nominee (including a Nominating Shareholder's statement in support) or any successor or replacement nominee proposed by the Nominating Shareholder or by any other Nominating Shareholder and (2) may otherwise communicate to its shareholders, including without limitation by amending or supplementing its proxy statement or ballot or form of proxy, that the Nominee will not be included as a Nominee in the proxy statement or on any ballot or form of proxy and will not be voted on at the annual meeting.

          (c)    Eligibility of Nominating Shareholder.

              (i)  An "Eligible Holder" is a person who has either (A) been a record holder of the shares of the Corporation's common stock used to satisfy the eligibility requirements in this Section 2.13(c) continuously for the three-year period specified in Section 2.13(c)(ii) or (B) provides to the Secretary of the Corporation, within the time period referred to in Section 2.13(d), evidence of continuous ownership of such shares for such three-year period from one or more securities intermediaries in a form and in substance that the Board of Directors or its designee, acting in good faith, determines would be deemed acceptable for purposes of a shareholder proposal under Rule 14a-8(b)(2) under the Exchange Act (or any successor rule).

             (ii)  An Eligible Holder or group of up to 20 Eligible Holders may submit a nomination in accordance with this Section 2.13 only if the person or group (in the aggregate) has continuously owned at least the Minimum Number (as defined below) of shares of the Corporation's common stock throughout the three-year period preceding and including the date of submission of the Nomination Notice and continues to own at least the Minimum Number through the date of the annual meeting. A group of funds under common management and investment control shall be treated as one Eligible Holder for purposes of such limitation if such Eligible Holder shall provide together with the Nomination Notice documentation reasonably satisfactory to the Corporation that demonstrates that the funds are under common management and investment control. For the avoidance of doubt, in the event of a nomination by a group of Eligible Holders, any and all requirements and obligations applicable to an individual Eligible Holder that are set forth in this Section 2.13, including the minimum holding period, shall apply to each member of such group; provided, however, that the Minimum Number shall apply to the ownership of the group in the aggregate, and a breach of any obligation, agreement, representation or warranty under this Section 2.13 by any member of a group shall be deemed a breach by the Nominating Shareholder. If any shareholder withdraws from a group of Eligible Holders at any time prior to the annual meeting, then the group of Eligible Shareholders shall only be deemed to own the shares held by the remaining members of the group and if, as a result of such withdrawal, the Nominating Shareholder no longer owns the Minimum Number of shares of the Corporation's common stock, then the nomination shall be disregarded as provided in Section 2.13(b)(iii).

            (iii)  The "Minimum Number" of shares of the Corporation's common stock means 3% of the number of outstanding shares of the Corporation's common stock as of the most recent date for which such amount is given in any filing by the Corporation with the Securities and Exchange Commission prior to the submission of the Nomination Notice.

            (iv)  For purposes of this Section 2.13, an Eligible Holder "owns" only those outstanding shares of common stock of the Corporation as to which the Eligible Holder possesses both:

              (1)   the full voting and investment rights pertaining to such shares; and

              (2)   the full economic interest in (including the opportunity for profit and risk of loss on) such shares;

    provided that the number of shares calculated in accordance with clauses (a) and (b) shall not include any shares (1) sold by such Eligible Holder or any of its affiliates in any transaction that has not been settled or closed, (2) borrowed by such Eligible Holder or any of its affiliates for any purpose or purchased by such Eligible Holder or any of its affiliates pursuant to an agreement to resell or (3) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar instrument or agreement entered into by such Eligible Holder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of common stock of the Corporation, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of (x) reducing in any manner, to any extent or at any time in the future, such Eligible Holder's or any of its affiliates' full right to vote or direct the voting of any such shares and/or (y) hedging, offsetting, or altering to any degree gain or loss arising from maintaining the full economic ownership of such shares by such Eligible Holder or any of its affiliates. An Eligible Holder "owns" shares held in the name of a nominee or other intermediary so long as the Eligible Holder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. An Eligible Holder's ownership of shares shall be deemed to continue during any period in which the Eligible Holder has delegated any voting power by means of a proxy, power of attorney or other similar instrument or arrangement that is revocable at any time by the Eligible Holder. An Eligible Holder's ownership of shares shall be deemed to continue during any period in which the Eligible Holder has loaned such shares provided that the Eligible Holder has the power to recall such loaned shares on five business days' notice, recalls such loaned shares upon being notified by the Corporation that any of the Eligible Holder's Nominees will be included in the Corporation's proxy statement and proxy card for the annual meeting (subject to the provisions of this Section 2.13) and holds such shares through the date of the annual meeting. The terms "owned," "owning," "ownership" and other variations of the word "own" shall have correlative meanings. Whether outstanding shares of the Corporation are "owned" for these purposes shall be determined by the Board of Directors. For purposes of this Section 2.13, the term "affiliate" or "affiliates" shall have the meaning ascribed thereto under the General Rules and Regulations under the Exchange Act.

             (v)  No person shall be permitted to be in more than one group constituting a Nominating Shareholder, and if any person appears as a member of more than one group, then it shall be deemed to be a member of the group that has the largest amount of shares of common stock of the Corporation disclosed as owned in the Nomination Notice.

          (d)    Nomination Notice.    To nominate a Nominee for purposes of this Section 2.13, the Nominating Shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a Nominating Shareholder's notice shall be received by the Secretary at the principal offices of the Corporation not less than 120 days nor more than 150 days prior to the first annual anniversary of the date set forth in the Corporation's proxy statement for the immediately preceding annual meeting as the date on which the Corporation first made available to its shareholders definitive proxy materials for the immediately preceding annual meeting; provided, however, that if the date for which the annual meeting is called is more than thirty days before or more than thirty days after the first annual anniversary of the immediately preceding annual meeting, then notice by the Nominating Shareholder to be timely must be received by the Secretary of the Corporation by the later of the close of business on the date that is 180 days prior to the date of such annual meeting or the tenth day following the day on which public announcement of such annual meeting is first made. In no event shall any adjournment or postponement of any annual meeting or the announcement thereof commence a new time period for the giving of a Nomination Notice. To be in proper form, a Nominating Shareholder's notice to the Secretary of the Corporation for purposes of this Section 2.13 shall include all of the following information and documents (collectively, the "Nomination Notice"):

              (i)  A Schedule 14N (or any successor form) relating to the Nominee, completed and filed with the Securities and Exchange Commission by the Nominating Shareholder as applicable, in accordance with Securities and Exchange Commission rules;

             (ii)  A written notice of the nomination of such Nominee that includes the following additional information, agreements, representations and warranties by the Nominating Shareholder (including each group member):

              (1)   the information and representations that would be required to be set forth in a shareholder's notice of a nomination for the election of directors pursuant to Section 2.11(a);

              (2)   the details of any relationship that existed within the past three years and that would have been described pursuant to Item 6(e) of Schedule 14N (or any successor item) if it existed on the date of submission of the Schedule 14N;

              (3)   a representation and warranty that the shares of common stock of the Corporation owned by the Nominating Shareholder were acquired in the ordinary course of business and not with the intent or objective to influence or change control of the Corporation and are not being held with the purpose or effect of changing control of the Corporation or to gain a number of seats on the Board of Directors that exceeds the maximum number of nominees that shareholders may nominate pursuant to this Section 2.13;

              (4)   a representation and warranty that the Nominating Shareholder satisfies the eligibility requirements set forth in Section 2.13(c) and has provided evidence of ownership to the extent required by Section 2.13(c)(i);

              (5)   a representation and warranty that the Nominating Shareholder will continue to satisfy the eligibility requirements described in Section 2.13(c) through the date of the annual meeting;

              (6)   a representation and warranty that the Nominating Shareholder has not nominated and will not nominate for election to the Board of Directors at the annual meeting any person other than the Nominees it is nominating pursuant to this Section 2.13;

              (7)   a representation and warranty as to the Nominating Shareholder's intentions with respect to continuing to own the Minimum Number of shares of common stock of the Corporation for at least one year following the annual meeting;

              (8)   a representation and warranty that the Nominating Shareholder will not engage in, and will not be a "participant" in another person's, "solicitation" within the meaning of Rule 14a-1(l) under the Exchange Act (without reference to the exception in Rule 14a-1(l)(2)(iv)) (or any successor rules) with respect to the annual meeting, other than with respect to its Nominees or any nominees of the Board of Directors;

              (9)   a representation and warranty that the Nominating Shareholder will not use any proxy card other than the Corporation's proxy card in soliciting shareholders in connection with the election of a Nominee at the annual meeting;

              (10) a representation and warranty that the Nominee's nomination for election to the Board of Directors or, if elected, Board membership would not violate applicable state or federal law or the rules of any stock exchange on which the Corporation's securities are traded;

              (11) a representation and warranty that the Nominee (1) qualifies as independent under the rules of any stock exchange on which the Corporation's securities are traded, (2) meets the audit committee and compensation committee independence requirements under the rules of any stock exchange on which the Corporation's securities are traded, (3) is a "non-employee director" for the purposes of Rule 16b-3 under the Exchange Act (or any successor rule), (4) is an "outside director" for the purposes of Section 162(m) of the

      Internal Revenue Code (or any successor provision), (5) meets the director qualifications set forth in Section 2.1, and (6) is not and has not been subject to any event specified in Rule 506(d)(1) of Regulation D (or any successor rule) under the Securities Act of 1933 or Item 401(f) of Regulation S-K (or any successor rule) under the Exchange Act, without reference to whether the event is material to an evaluation of the ability or integrity of the Nominee;

              (12) details of any position of the Nominee as an officer or director of any competitor of the Corporation (including any entity whose principal business is the design, manufacture, distribution or servicing of diesel or natural gas engines or engine-related component products), within the three years preceding the submission of the Nomination Notice;

              (13) if desired, a statement for inclusion in the proxy statement in support of the Nominee's election to the Board of Directors, provided that such statement shall not exceed 500 words and shall fully comply with Section 14 of the Exchange Act and the rules and regulations thereunder, including Rule 14a-9; and

              (14) in the case of a nomination by a group, the designation by all group members of one group member for purposes of receiving communications, notices and inquiries from the Corporation and that is authorized to act on behalf of all group members with respect to matters relating to the nomination, including withdrawal of the nomination.

            (iii)  An executed agreement, in a form deemed satisfactory by the Board of Directors or its designee, acting in good faith, pursuant to which the Nominating Shareholder (including each group member) agrees:

              (1)   to comply with all applicable laws, rules and regulations in connection with the nomination, solicitation and election;

              (2)   to file any written solicitation or other written communication with the Corporation's shareholders relating to one or more of the Corporation's Directors or Director nominees or any Nominee with the Securities and Exchange Commission, regardless of whether any such filing is required under rule or regulation or whether any exemption from filing is available for such materials under any rule or regulation;

              (3)   to assume all liability (jointly and severally by all group members in the case of a nomination by a group) stemming from any action, suit or proceeding concerning any actual or alleged legal or regulatory violation arising out of any communication by the Nominating Shareholder, its affiliates and associates or their respective agents and representatives with the Corporation, its shareholders or any other person in connection with the nomination or election of Directors, including without limitation the Nomination Notice, or out of the facts, statements or other information that the Nominating Shareholder or its Nominees provided to the Corporation in connection with the inclusion of such Nominees in the Corporation's proxy statement;

              (4)   to indemnify and hold harmless (jointly with all other group members, in the case of a group member) the Corporation and each of its Directors, officers and employees individually against any liability, loss, damages, expenses or other costs (including attorneys' fees) incurred in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Corporation or any of its Directors, officers or employees arising out of or relating to any nomination submitted by the Nominating Shareholder pursuant to this Section 2.13 or a failure or alleged failure of the Nominating Shareholder to comply with, or any breach or alleged breach of, its obligations, agreements or representations under this Section 2.13; and

              (5)   in the event that any information included in the Nomination Notice, or any other communication by the Nominating Shareholder (including with respect to any group member) with the Corporation, its shareholders or any other person in connection with the nomination or election ceases to be true and accurate in all material respects or omits a material fact necessary to make the statements made not misleading or that the Nominating Shareholder (including any group member) has failed to continue to satisfy the eligibility requirements described in Section 2.13(c), to promptly (and in any event within 48 hours of discovering such misstatement, omission or failure) notify the Corporation and any other recipient of such communication of the misstatement or omission in such previously provided information and of the information that is required to correct the misstatement or omission and/or notify the Corporation of the failure to continue to satisfy the eligibility requirements described in Section 2.13(c), as the case may be.

            (iv)  An executed agreement, in a form deemed satisfactory by the Board of Directors or its designee, acting in good faith, by the Nominee:

              (1)   to make such other acknowledgments, enter into such agreements and provide such other information as the Board of Directors requires of all Directors, including promptly completing the Corporation's Director questionnaire;

              (2)   that the Nominee has read and agrees, if elected as a Director of the Corporation, to sign and adhere to the Corporation's corporate governance principles and codes of ethics and any other Corporation policies and guidelines applicable to Directors; and

              (3)   including the representations and agreements required of a nominee for Director by Section 2.12.

    The information and documents required by this Section 2.13(d) shall be (i) provided with respect to and executed by each group member in the case of information applicable to group members and (ii) provided with respect to the persons specified in Instruction 1 to Items 6(c) and (d) of Schedule 14N (or any successor item) in the case of a Nominating Shareholder or group member that is an entity. The Nomination Notice shall be deemed submitted on the date on which all the information and documents referred to in this Section 2.13(d) (other than such information and documents contemplated to be provided after the date the Nomination Notice is provided) have been delivered to or, if sent by mail, received by the Secretary of the Corporation.

          (e)    Exceptions.

              (i)  Notwithstanding anything to the contrary contained in this Section 2.13, the Corporation may omit from its proxy statement and any ballot or form of proxy any Nominee and any information concerning such Nominee (including a Nominating Shareholder's statement in support), and no vote on such Nominee will occur (notwithstanding that proxies in respect of such vote may have been received by the Corporation), and the Nominating Shareholder may not, after the Final Nomination Date, cure in any way any defect preventing the nomination of the Nominee, if:

              (1)   the Corporation receives a notice pursuant to Section 2.11 that a shareholder intends to nominate a person for election to the Board of Directors at the annual meeting;

              (2)   the Board of Directors or its designee, acting in good faith, determines that such Nominee's nomination or election to the Board of Directors would result in the Corporation violating or failing to be in compliance with these By-laws, the Articles of Incorporation or any applicable law, rule or regulation to which the Corporation is subject, including any rules or regulations of any stock exchange on which the Corporation's securities are traded;

              (3)   the Nominee was nominated for election to the Board of Directors pursuant to this Section 2.13 at one of the Corporation's two preceding annual meetings and either (i) withdrew or became ineligible or unavailable for election at any such annual meeting or (ii) received a vote of less than 25% of the shares of common stock of the Corporation entitled to vote for such Nominee; or

              (4)   the Nominee has been, within the past three years, an officer or director of a competitor, as defined for purposes of Section 8 of the Clayton Antitrust Act of 1914, as amended.

             (ii)  Notwithstanding anything to the contrary contained in this Section 2.13, the Corporation may omit from its proxy statement, or may supplement or correct, any information, including all or any portion of the statement in support of the Nominee included in the Nomination Notice, if the Board of Directors or its designee, acting in good faith, determines that:

              (1)   such information is not true in all material respects or omits a material statement necessary to make the statements made not misleading;

              (2)   such information directly or indirectly impugns character, integrity or personal reputation of, or directly or indirectly makes charges concerning improper, illegal or immoral conduct or associations, without factual foundation, with respect to, any person; or

              ~~(1)~~(3)  the inclusion of such information in the proxy statement would otherwise violate Securities and Exchange Commission rules or any other applicable law, rule or regulation.

ARTICLE 3
COMMITTEES OF THE BOARD OF DIRECTORS

        Section 3.1    General.

          (a)   The Board of Directors may create one (1) or more committees and appoint members of the Board of Directors to serve on them, by resolution of the Board of Directors adopted by a majority of all the Directors in office when the resolution is adopted. Each committee may have one (1) or more members, and all the members of a committee shall serve at the pleasure of the Board of Directors.

          (b)   To the extent specified by the Board of Directors in the resolution creating a committee (as such resolution may be amended by the Board of Directors from time to time), and except as otherwise provided in the Indiana Business Corporation Law, each committee may exercise all of the authority of the Board of Directors.

          (c)   Except to the extent inconsistent with the resolutions creating a committee, the provisions of these By-Laws which govern meetings, action without meetings, notice and waiver of notice, quorum and voting requirements and telephone participation in meetings of the Board of Directors, apply to each committee and its members as well.

          (d)   A member of a committee of the Board of Directors who is also an officer of the Corporation shall receive no separate compensation for serving as a member of such committee. Each member of a committee of the Board of Directors who is not an officer of the Corporation shall be paid such compensation for attendance at committee meetings as shall be fixed from time to time by resolution of the Board of Directors. Committee members shall be reimbursed by the Corporation for travel expenses incurred in attending committee meetings.

        Section 3.2    Executive Committee.

          (a)   The Board of Directors shall elect from its members an Executive Committee consisting of not less than three members to serve at the pleasure of the Board of Directors. During the intervals between the meetings of the Board of Directors, the Executive Committee shall possess and may exercise, except as described in Section 3.1(b) of this Article 3, all the power of the Board of Directors in the management and direction of the business and affairs of the Corporation. All Directors, including those Directors who are not designated members of the Executive Committee, may attend meetings of the Executive Committee.

          (b)   The Board of Directors shall elect a Chairman of the Executive Committee from among the members of the Board of Directors. The Chairman of the Executive Committee shall preside at meetings of the Executive Committee, and shall perform such other duties and functions as may be assigned to the Chairman of the Executive Committee from time to time by the Board of Directors.

          (c)   The Secretary of the Corporation, or, in the Secretary's absence, a person appointed by the Chairman of the Executive Committee, shall act as secretary of the Executive Committee, and shall report all material action taken by the Executive Committee to the Board of Directors at its regularly scheduled meeting next following the meeting of the Executive Committee.

ARTICLE 4
OFFICERS

        Section 4.1    Designation and Selection.    The Board of Directors shall elect as officers of the Corporation a Chairman of the Board and a Chief Executive Officer. The Chief Executive Officer shall appoint a Secretary and such other officers of the Corporation as the Chief Executive Officer deems appropriate, which appointments shall be presented to the Board of Directors for ratification.

        Section 4.2    Duties and Functions.

          (a)    Chairman of the Board.    The Chairman of the Board shall be a member of the Board of Directors and shall, when present, preside at all meetings of the Board of Directors and of the shareholders. The Chairman of the Board shall perform such other duties and functions as may be assigned to the Chairman of the Board from time to time by the Board of Directors.

          (b)    Chief Executive Officer.    The Chief Executive Officer may be a member of the Board of Directors and shall perform such other duties and functions as may be assigned from time to time by the Board of Directors.

          (c)    Secretary.    The Secretary shall keep a record of proceedings at all meetings of the Board of Directors and of the shareholders, shall have custody of the corporate records and seal of the Corporation, shall be responsible for authenticating records of the Corporation, and shall perform such other duties and functions as may be assigned to the Secretary from time to time by the Chairman of the Board.

          (d)    Other Officers.    Each other officer appointed by the Chairman of the Board shall have and perform such powers, duties and functions as may be assigned to such officer from time to time by the Board of Directors, the Chairman of the Board or the Chief Executive Officer.

        Section 4.3    Removal.    The Board of Directors may remove any officer at any time with or without cause by resolution adopted by a majority of the whole Board of Directors. An officer appointed by the Chairman of the Board may also be removed at any time, with or without cause, by the Chairman of the Board.

        Section 4.4    Resignations.    Any corporate officer may resign at any time by delivering written notice thereof to the Board of Directors, the Chairman of the Board or the Secretary. Such resignation shall take effect at the time delivered unless a later time is specified therein. The acceptance of such resignation shall not be necessary to make it effective.

        Section 4.5    Compensation.    The Board of Directors shall fix the salary and other compensation for officers of the Corporation who are also Directors of the Corporation and may delegate to the Chairman of the Board authority to fix salaries and other compensation of all remaining officers of the Corporation.

        Section 4.6    Special Authority.    The Chairman of the Board, or other officers designated by the Chairman, shall have authority to execute guarantees, indentures for monies borrowed by the Corporation, appointments of powers of attorney and proxies to act on behalf of the Corporation, instruments for the devise or conveyance of real estate or creation of mortgages, bank forms required to open, maintain or close bank accounts, and any other written agreements to which the Corporation shall be a party which pertain to the routine operation of the Corporation and are regularly being made in the ordinary course of carrying on such operations.

ARTICLE 5
SHARES

        Section 5.1    Certificates for Shares.    Shares in the Corporation may be issued in book-entry form or evidenced by certificates. However, every holder of shares in the Corporation shall be entitled upon request to have a certificate evidencing the shares owned by the shareholder, signed in the name of the Corporation by the Chairman of the Board, the President or a Vice President and the Secretary, certifying the number of shares owned by the shareholder in the Corporation. The signatures of the Chairman of the Board, the President, Vice President, and the Secretary, the signature of the transfer agent and registrar, and the Seal of the Corporation may be facsimiles. In case any officer or employee who shall have signed, or whose facsimile signature or signatures shall have been used on, any certificate shall cease to be an officer or employee of the Corporation before the certificate shall have been issued and delivered by the Corporation, the certificate may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed the certificate or whose facsimile signature or signatures shall have been used thereon had not ceased to be such officer or employee of the Corporation; and the issuance and delivery by the Corporation of any such certificate shall constitute an adoption thereof. Every certificate shall state on its face (or in the case of book-entry shares, the statements evidencing ownership of such shares shall state) the name of the Corporation and that it is organized under the laws of the State of Indiana, the name of the person to whom it is issued, and the number and class of shares and the designation of the series, if any, the certificate represents, and shall state conspicuously on its front or back that the Corporation will furnish the shareholder, upon written request and without charge, a summary of the designations, relative rights, preferences and limitations applicable to each class and the variations in rights, preferences and limitations determined for each series (and the authority of the Board of Directors to determine variations for future series). Every certificate (or book-entry statement) shall state whether such shares have been fully paid and are nonassessable. If any such shares are not fully paid, the certificate (or book-entry statement) shall be legibly stamped to indicate the percentum which has been paid up, and as further payments are made thereon, the certificate shall be stamped (or book-entry statement updated) accordingly. Subject to the foregoing provisions, certificates representing shares in the Corporation shall be in such form as shall be approved by the Board of Directors. There shall be entered upon the stock books of the Corporation at the time of the issuance or transfer of each share the number of the certificates representing such share (if any), the name of the person owning the shares represented thereby, the class of such share and the date of the issuance or transfer thereof.

        Section 5.2    Transfer of Shares; Holder of Record.

          (a)   Transfer of shares of the Corporation shall be made on the books of the Corporation by the holder of record thereof, or by the shareholder's attorney thereunto duly authorized in writing and filed with the Secretary of the Corporation or any of its transfer agents, and on surrender of the certificate or certificates (if any) representing such shares.

          (b)   The Corporation and its transfer agents and registrars, shall be entitled to treat the holder of record of any share or shares as the holder in fact and absolute owner thereof for all purposes, and accordingly shall not be bound to recognize any legal, equitable or other claim to or interest in such share or shares on the part of any other person whether or not it or they shall have express or other notice thereof, except as otherwise expressly provided by the statutes of the State of Indiana. Shareholders shall notify the Corporation in writing of any changes in their addresses from time to time.

        Section 5.3    Regulations.    Subject to the provisions of this Article V the Board of Directors may make such rules and regulations as it may deem expedient concerning the issuance, transfer and regulation of certificates for shares or book-entry shares of the Corporation.

        Section 5.4    Transfer Agents and Registrars.    The Board of Directors may appoint one or more transfer agents, one or more registrars, and one or more agents to act in the dual capacity of transfer agent and registrar with respect to the certificates representing shares and the book-entry shares of the Corporation.

        Section 5.5    Lost or Destroyed Certificates.    The holders of any shares of the Corporation shall immediately notify the Corporation or one of its transfer agents and registrars of any loss or destruction of the certificate representing the same. The Corporation may issue a new certificate in the place of any certificate theretofore issued by it alleged to have been lost or destroyed upon such terms and under such regulations as may be adopted by the Board of Directors or the Secretary, and the Board of Directors or Secretary may require the owner of the lost or destroyed certificate or the owner's legal representatives to give the Corporation a bond in such form and for such amount as the Board of Directors or Secretary may direct, and with such surety or sureties as may be satisfactory to the Board of Directors or the Secretary to indemnify the Corporation and its transfer agents and registrars against any claim that may be made against it or any such transfer agent or registrar on account of the alleged loss or destruction of any such certificate or the issuance of such new certificate. A new certificate may be issued without requiring any bond when, in the judgment of the Board of Directors or the Secretary, it is proper so to do.

ARTICLE 6
INDEMNIFICATION OF DIRECTORS AND OFFICERS

        Section 6.1    Mandatory.    The Corporation shall, to the fullest extent permitted by Sections 1 through 13 of Indiana Code Ch. 23-1-37, (i) indemnify any person who is or was a Director or officer of the Corporation (and the heirs and legal representatives thereof) against expenses (including attorneys' fees), judgments, fines, and penalties and amounts paid in settlement resulting from any action, suit or proceeding threatened or brought against such person by reason of such person's serving in such position or serving another enterprise in any capacity at the request of the Corporation, and (ii) pay for or reimburse the reasonable expenses incurred by such person in advance of the final disposition of the action, suit or proceeding.

        Section 6.2    Discretionary.    Separate and apart from, and in addition to, the mandatory indemnification required under Section 6.1 of this Article, the Corporation may, in its sole discretion, provide for indemnification of any person in accordance with the provisions of Indiana Code Ch. 23-1-37, as from time to time amended, or superseding statutory provisions.

        Section 6.3    Other Capacity Service.    Any Director or officer of the Corporation serving in any capacity (i) another corporation, of which a majority of the shares entitled to vote in the election of its directors is held, directly or indirectly, by the Corporation, or (ii) any employee benefit plan of the Corporation or of another corporation described in Subsection (i) of this Section, shall be deemed to be doing so at the request of the Corporation.

        Section 6.4    Applicable Law.    Any person entitled to be indemnified as a matter of right pursuant to this Article VI may elect to have the right to indemnification interpreted on the basis of the applicable law in effect at the time of the occurrence of the event or events giving rise to the action, suit or proceeding, to the extent permitted by Indiana law, or on the basis of the applicable law in effect at the time indemnification is sought.

        Section 6.5    Rights.    The right to be indemnified pursuant to this Article VI (i) shall be a contract right of each individual entitled to be indemnified hereunder, (ii) is intended to be retroactive and shall be available with respect to events occurring prior to the adoption hereof, and (iii) shall continue to exist with respect to events occurring prior to any rescission or restrictive modification of this Article VI.

        Section 6.6    Claims.    If a claim for indemnification pursuant to this Article VI is not paid in full by the Corporation within ninety days after a written request therefor has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled also to be paid the expense of prosecuting such claim. Neither the failure of the Corporation (including its Board of Directors, special legal counsel or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because the claimant has met the applicable standard of conduct, nor an actual determination by the Corporation (including its Board of Directors, special legal counsel or its shareholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant had not met the applicable standard of conduct.

ARTICLE 7
MISCELLANEOUS

        Section 7.1    Indiana Business Corporation Law.    The provisions of the Indiana Business Corporation Law, as amended, applicable to all matters relevant to, but not specifically covered by, these By-Laws are hereby, by reference, incorporated in and made a part of these By-Laws.

        Section 7.2    Fiscal Year.    The fiscal year of the Corporation shall end on the 31st of December of each year.

        Section 7.3    Control Share Act.    The provisions of Chapter 42 of the Indiana Business Corporation Law, Ind. Code §23-1-42-1 et seq., shall not apply to control share acquisitions of shares of the Corporation.

        Section 7.4    Seal.    The Corporation shall have a corporate seal, which shall have inscribed the name of the Corporation and the word "INDIANA" around the outer edge and the words "CORPORATE SEAL" in the center.

        Section 7.5    Contracts and Other Instruments.    Bonds, contracts, deeds, leases and other obligations and instruments of the Corporation may be signed in the name of and on behalf of the Corporation by (i) officers or their designees, and (ii) agents of the Corporation as may be specifically authorized by resolution of the Board of Directors.

        Section 7.6    Books and Records.    Subject to the laws of the State of Indiana, the books of account, records, documents and papers of the Corporation may be kept at any place or places within or without the State of Indiana.

        Section 7.7    Amendments.    These By-Laws may be rescinded, changed or amended, and provisions hereof may be waived, at any meeting of the Board of Directors by the affirmative vote of a majority of the entire number of Directors at the time, except as otherwise required by the Corporation's Restated Articles of Incorporation or by the Indiana Business Corporation Law.

        Section 7.8    Amendments by Implication.    Except as otherwise required by the Corporation's Restated Articles of Incorporation or by the Indiana Business Corporation Law, any action taken or authorized by the Board of Directors that would be inconsistent with the By-Laws then in effect, but is taken or authorized by affirmative vote of not less than the number of Directors required to amend the By-Laws so that the By-Laws would be consistent with such action, shall be given the same effect as though the By-Laws had been temporarily amended or suspended so far, but only so far, as is necessary to permit the specific action so taken or authorized.

        Section 7.9    Electronic Transmission.    When used in these By-Laws, the terms "written" and "in writing" shall include any "electronic transmission" as defined in Section 23-120-8.5 of the Indiana Business Corporation Law, including without limitation any telegram, cablegram, facsimile transmission and communication by electronic mail.

        Section 7.10    Definition of Articles of Incorporation and Restated Articles of Incorporation.    The term "Articles of Incorporation" and "Restated Articles of Incorporation" as used in these By-Laws mean the Restated Articles of Incorporation of the Corporation as from time to time in effect.

 CUMMINS ANNUAL SHAREHOLDER MEETING
May 9, 2017—11:00 A.M. (Eastern Daylight Saving Time)

COLUMBUS ENGINE PLANT
500 CENTRAL AVENUE

Taylorsville Interchange
LOCATION OF ANNUAL MEETING
U.S. 31
COLUMBUS
Indianapolis 38 Mi.
Interstate
I-65
U.S. 11
Washington St.
25th.
Central Ave.
Taylor Rd.
Route 46
Greenburg 28 Mi.
11th.
10th.
7th.
Marr Road
3rd.
2nd.
McKinley
Indiana Ave.
Route 46
U.S. 31
Gladstone
Seymour 17 Mi.
Louisville 64 Mi.
U.S. 11
Route 7
N. Vernon 17 Mi.
N

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date or, if you are voting shares held in the Cummins Retirement and Savings Plans, until 11:59 P.M. Eastern Time on May 7, 2017 (the "Plan Cut-off Date"). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date or until the Plan Cut-off Date, as applicable. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. In order to assure that your proxy card is tabulated in time to be voted at the meeting, you must return your proxy card to the above address by noon, Eastern Time, on May 8, 2017 or by the Plan Cut-off Date, as applicable. SHAREOWNER SERVICES P.O. BOX 64945 ST. PAUL, MN 55164-0945 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E17546-P86337 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. CUMMINS INC. The Board of Directors recommends you vote FOR the following: Election of Directors Nominees: For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! The Board of Directors recommends you vote FOR the following proposal: 11) Advisory vote to approve the compensation of our named executive officers as disclosed in the proxy statement. 1) N. Thomas Linebarger For Against Abstain ! ! 3 Years ! Abstain 2) Robert J. Bernhard The Board of Directors recommends you vote 1 year on the following proposal: 12) Advisory vote on the frequency of future advisory votes on the compensation of our named executive officers. 3) Dr. Franklin R. Chang Diaz 1 Year 2 Years ! ! ! ! 4) Bruno V. Di Leo Allen 5) Stephen B. Dobbs The Board of Directors recommends you vote FOR the following proposals: For Against Abstain ! ! ! ! ! ! ! ! ! 13) Proposal to ratify the appointment of PricewaterhouseCoopers LLP as our auditors for 2017. Proposal to approve our amended and restated 2012 Omnibus Incentive Plan. Proposal to approve amendments to our by-laws to implement proxy access. 6) Robert K. Herdman 14) 7) Alexis M. Herman 15) 8) Thomas J. Lynch The Board of Directors recommends you vote AGAINST the following proposal: 9) William I. Miller ! ! ! 10) Georgia R. Nelson 16) The shareholder proposal regarding proxy access. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is available at www.proxyvote.com. E17547-P86337 CUMMINS INC. Annual Meeting of Shareholders May 9, 2017 at 11:00 a.m., EDT This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) N. Thomas Linebarger as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CUMMINS INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 a.m., EDT on May 9, 2017, at the Columbus Engine Plant, 500 Central Avenue, Columbus, IN 47201, and any adjournment or postponement thereof. This appointment of proxy does not apply to shares of Cummins Inc. common stock held in the Cummins Retirement and Savings Plans (the "Cummins RSP") addressed below. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. This card also constitutes voting instructions to the trustee of the Cummins RSP. If you are a participant in a Cummins RSP and shares of Cummins Inc. common stock are held in your account, by providing voting instructions you will be considered a named fiduciary with respect to the shares allocated to your account solely for purposes of this proxy solicitation. If no voting instructions are provided, shares held in these accounts will be voted in the same manner and proportion as shares with respect to which valid voting instructions were received. Any instructions received by the trustee from participants regarding their vote shall be confidential. Cummins RSP participants are invited to attend the annual meeting. However, they cannot vote the shares in their Cummins RSP in person at the annual meeting. Continued and to be signed on reverse side V.1.1

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NOTICE OF 2017 ANNUAL MEETING OF SHAREHOLDERS
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2017 ANNUAL SHAREHOLDER MEETING TO BE HELD ON MAY 9, 2017: the Annual Report and Proxy Statement are available at www.proxyvote.com
PROXY STATEMENT FOR 2017 ANNUAL SHAREHOLDERS MEETING
CORPORATE GOVERNANCE
Corporate Governance Highlights
ELECTION OF DIRECTORS (Items 1 Through 10 on the Proxy Card)
NOMINEES FOR BOARD OF DIRECTORS
COMPENSATION RISK ASSESSMENT
EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS
Compensation Committee Report
OPTION EXERCISES AND STOCK VESTED IN 2016
PENSION BENEFITS FOR 2016
NON-QUALIFIED DEFERRED COMPENSATION IN 2016
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (Item 11 on the Proxy Card)
ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION (Item 12 on the Proxy Card)
DIRECTOR COMPENSATION
SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS (Item 13 on the Proxy Card)
Audit Committee Report
APPROVAL OF THE AMENDED AND RESTATED 2012 OMNIBUS INCENTIVE PLAN (Item 14 on the Proxy Card)
Certain Federal Income Tax Consequences
VOTE TO APPROVE AMENDMENTS TO THE BY-LAWS TO IMPLEMENT PROXY ACCESS (Item 15 on the Proxy Card)
SHAREHOLDER PROXY ACCESS PROPOSAL (Item 16 on the Proxy Card)
Proposal 16—Shareholder Proxy Access Reform
Shareholder Proxy Access Reform—Proposal 16 STATEMENT IN OPPOSITION
STOCK OWNERSHIP OF DIRECTORS, MANAGEMENT AND OTHERS
OTHER BUSINESS
OTHER INFORMATION Related-Party Transactions
Section 16(a) Beneficial Ownership Reporting Compliance
Shareholder Proposals
Legal Matters Involving Directors
Expenses of Solicitation
Delivery of Proxy Materials to Households
Annex A 2012 Omnibus Incentive Plan As Proposed to be Amended and Restated
CUMMINS INC. 2012 OMNIBUS INCENTIVE PLAN AS AMENDED AND RESTATED
Annex B By-Laws of Cummins Inc. As Proposed to be Amended and Restated to Implement Proxy Access (text to be deleted is stricken through; text to be added is underlined)
BY-LAWS OF CUMMINS INC.
ARTICLE 1 MEETINGS OF SHAREHOLDERS
ARTICLE 2 DIRECTORS
ARTICLE 3 COMMITTEES OF THE BOARD OF DIRECTORS
ARTICLE 4 OFFICERS
ARTICLE 5 SHARES
ARTICLE 6 INDEMNIFICATION OF DIRECTORS AND OFFICERS
ARTICLE 7 MISCELLANEOUS
CUMMINS ANNUAL SHAREHOLDER MEETING May 9, 2017—11:00 A.M. (Eastern Daylight Saving Time) COLUMBUS ENGINE PLANT 500 CENTRAL AVENUE